UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

245 Park Avenue, 35th Floor

New York, NY 10167

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Reports to Shareholders are attached hereto.

WisdomTree Trust

Annual Report

June 30, 2020

International Equity ETFs:

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Emerging Markets ESG Fund (RESE)

(formerly, WisdomTree Emerging Markets Dividend Fund (DVEM))

WisdomTree International ESG Fund (RESD)

(formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG))

Fixed Income ETFs:

WisdomTree U.S. Corporate Bond Fund (WFIG)

(formerly, WisdomTree Fundamental U.S. Corporate Bond Fund)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

(formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

(formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

(formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund)

Asset Allocation ETF:

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

Thematic ETF:

WisdomTree Cloud Computing Fund (WCLD)

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the WisdomTree Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, annual and semi-annual shareholder reports will be available on the WisdomTree Funds’ website (www.wisdomtree.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to request to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. Markets

The U.S. equity market, as measured by the S&P 500® Index, returned 7.51% for the 12-month fiscal year that ended June 30, 2020 (the “fiscal year”).

U.S. equities began the fiscal year with a modest, but still positive trajectory in the third quarter of 2019 and returned +1.70%, as measured by the S&P 500® Index. The GDP “advance” estimate for the second quarter of 2019 showed that U.S. economic growth slowed to 2.1% from 3.1% in the first quarter of 2019. Strong consumer spending provided a tailwind for U.S. GDP, while a decline in investment and inventories as well as an increase in the trade deficit depressed economic growth. At the end of July 2019, the Fed cut the benchmark rate by 0.25% for the first time since 2008. Despite easing monetary policy, the U.S. equity market was disappointed that the Fed did not commit to future stimulus measures. A slower pace of job growth, indications of moderating economic activity in the service sector, and the first decline in manufacturing activity since 2009 were negative overhangs on market sentiment. Ultimately, these negative overhangs were more than offset by the positive reaction to further easing in monetary policy in September 2019 when the Fed cut the benchmark rate by an additional 0.25%.

U.S. equities rallied +9.07% in the fourth quarter of 2019, as measured by the S&P 500® Index. Trade uncertainty between U.S. and China continued to weigh on economic activity and labor market growth continued to trend lower. Falling core producer prices, declining retail sales, and a mild report of 1.9% GDP growth for the third quarter of 2019, according to the “advance” estimate, showed slowing consumer spending. The Fed again took action to ease monetary policy by lowering the benchmark rate by an additional 0.25%, although it signaled a pause in future actions. In mid-December 2019, President Trump announced a limited trade agreement with China including the cancellation of new tariffs and a reduction in existing tariffs. The preliminary trade pact was the major catalyst driving positive U.S. equity performance in the fourth quarter of 2019.

Previous gains in U.S. equities over the preceding six months were rapidly offset during the first quarter of 2020 as the world grappled with the fallout from the spread of the novel coronavirus (“COVID-19”) outbreak. Sentiment was relatively positive early in the first quarter of 2020 as the U.S.-China trade resolution progressed, consumer spending growth remained moderate, the trade deficit contracted, and the Fed left its benchmark interest rate unchanged.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. Over the next month, the global rate of infection accelerated as the virus spread around the world. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations.

On February 19, 2020, the first case of COVID-19 in the U.S. was reported, marking the peak level for U.S. equities. By February 27, 2020, U.S. equities entered correction territory, marking a 10% decline from their peak. Meanwhile, the Cboe Volatility Index, a benchmark index that measures the market’s expectation of future volatility, rose to the highest level since 2011. On March 3, 2020, the Fed took emergency action to stem the negative economic impact from COVID-19 and cut the benchmark rate by 0.50%. Amidst virus related market volatility, Saudi Arabia and Russia engaged in an oil price war. Following a failed agreement on production cuts, Saudi Arabia sought to increase market share, which drove the largest daily decline in energy stocks within the S&P 500® Index on record.

On March 15, 2020, the Fed again took unprecedented emergency actions, including a cut to the benchmark rate by 1.00% to a range of 0% to 0.25%. The Fed also instituted quantitative easing measures with the purchase of $700 billion in U.S. government debt, along with other tools to provide stimulus, liquidity, and to promote lending. As the virus continued to spread, local governments began to institute lock downs grinding economic activity to a halt. In the final week of March 2020, U.S. equities rebounded modestly as

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

the Fed announced new lending facilities to support credit markets and as U.S. Congress passed a $2 trillion fiscal stimulus package. Overall, U.S. equities declined -19.60% in the first quarter of 2020, as measured by the S&P 500® Index.

Following the market lows in March of 2020, the second quarter of 2020 saw a strong resurgence in both performance and a reopening of the global economy. The S&P 500® Index rallied 20.54% in the second quarter of 2020 due to COVID-19 case counts broadly subsiding, encouraging developments with treatments and vaccines, and businesses and states implementing phased reopening plans. Many growth and technology companies’ (sometimes dubbed the “work from home” businesses) long-term growth initiatives greatly accelerated and were brought to the forefront. This has led to many growth companies, and the growth market as a whole, to ultimately achieve and surpass all-time highs. For example, the NASDAQ Composite Index increased 30.63% in the second quarter of 2020 and had hit an all-time new high. In June of 2020, total nonfarm payroll employment rose by 4.8 million and the unemployment rate declined to 11.1% as reported by the U.S. Bureau of Labor Statistics. Both figures were among the largest “beats” in economic data history when compared to their largely negative expectations, highlighting the improving economy as people are getting back to work.

Fixed Income

Over the fiscal year, the decrease in short-term U.S. interest rates exceeded the decrease in long-term rates, reflecting the negative near-term impact on the U.S. economy from COVID-19. This resulted in a steepening of the U.S. Treasury yield curve. The Fed funds rate decreased from 2.25% to a range of 0% to 0.25%, as the Fed decreased rates to help ease monetary policy and combat the economic effects of COVID-19 on the U.S. economy. The 2-Year U.S. Treasury Note yield decreased from 1.75% to 0.16% and the U.S. 10-Year Treasury Note yield fell from 2.00% to 0.66%. The closely monitored spread between the 2- and 10-year U.S. Treasury Note yields increased from 0.25% at the beginning of the fiscal year to 0.50% at the end of the fiscal year. Corporate spreads for both investment grade and high yield bonds rose dramatically and peaked on March 23, 2020 as a result of the market turbulence. Investment grade spreads saw a high of 4.01% and high yield spreads saw a high of 10.87%, but both have seen significant tightening since then.

Emerging Markets

Emerging market (“EM”) equities, as measured by the MSCI Emerging Markets Index, returned 1.37% in local currency terms and -3.39% in U.S. dollar terms for the fiscal year that ended June 30, 2020. EM currencies broadly weakened versus the U.S. dollar during the fiscal year, primarily driven by strengthening of the U.S. dollar in the first quarter of 2020. The currencies of Argentina and Brazil weakened 30-40% versus the U.S. dollar during the fiscal year. A confluence of factors drove these currencies lower, including the negative economic impact from COVID-19, a rapid decline in oil prices, falling interest rates with little room for further cuts to monetary policy rates, and civil unrest. The Argentine peso was especially hurt as the currency weakened 39.71% versus the U.S. dollar over ongoing concerns about the country’s ability to fulfill its debt obligations.

EM equity returns were negative in the third quarter of 2019, as measured by the MSCI Emerging Markets Index, returning -4.25% in U.S. dollar terms and -2.07% in local currency terms. Slowing growth in major global economies, and U.S. President Trump’s announcement of additional tariffs on Chinese goods negatively impacted EM equities. Signs of economic slowdown in China was a major headwind on EM equity returns. The escalation of the U.S.-China trade dispute in early August 2019 led China’s currency to weaken. Central banks in several other EM countries, including South Korea, Indonesia, South Africa, India, Mexico, Turkey, Brazil, and Thailand, cut their benchmark rates, reflecting weakening global trade and demand. Notably, the Indian government implemented a series of additional measures aimed at stimulating economic growth, including a corporate tax cut. Meanwhile, South Korea was especially negatively impacted

2	WisdomTree Trust

Market Environment Overview

(unaudited) (continued)

by trade disputes on two fronts: 1) U.S.-China trade tensions dampened exports of technology inputs and other components to China, and 2) Japan removed South Korea from its list of preferred trading partners. Argentina experienced notable negative performance driven by the surprise defeat of the incumbent president in a primary election. Falling oil prices were also a drag on EM equity returns as concerns about oversupply were a headwind for oil exporters.

EM equities rebounded 11.84% in U.S. dollar terms and 9.54% in local currency terms in the fourth quarter of 2019, as measured by the MSCI Emerging Markets Index. Key global developments, including a preliminary agreement in U.S.-China trade negotiations as well as a clearer path to the United Kingdom’s exit from the European Union, helped to reduce global uncertainty and improve sentiment in emerging markets. A rebound in oil prices following an announced cut in global production also benefited EM equities in December 2019. Additionally, continued easing of monetary policy by EM central banks supported EM equities during the fourth quarter of 2019.

EM equities experienced a meaningful drawdown alongside global equities in the first quarter of 2020. As measured by the MSCI Emerging Markets Index, EM equities fell -23.60% in U.S. dollar terms and fell -19.05% in local currency terms, driven by the negative impact from COVID-19 and collapsing oil prices. Beginning in early January 2020, news of the spread of COVID-19 in Wuhan, China began to emerge and by the end of January 2020, China announced the lock down of select infected cities. Over time the global rate of infection spread along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations — a signal of the heavy economic toll from the spread of the virus and the consequent halt to business activity. In early February 2020, China’s central bank lowered interest rates to support the economy. The first official datapoint after China was impacted by the virus showed a significant contraction in Chinese manufacturing activity. Amidst virus related market volatility, Saudi Arabia and Russia entered an oil price war. Following a failed agreement on production cuts, Saudi Arabia sought to increase market share.

In March 2020, Chinese equity performance began to positively diverge from broader EM and global equity market performance. China reopened portions of its economy while most other nations began to lock down to prevent spread of the virus. During this time, EM nations implemented both fiscal and monetary stimulus measures, including cuts to interest rates and reserve requirements as well as unprecedented spending packages to aid households and businesses.

Following the market lows in March of 2020, the second quarter of 2020 saw a strong resurgence in both performance and a reopening of the global economy. MSCI Emerging Markets Index rallied 18.08% in local currency terms and 16.78% in U.S. dollar terms, due to case counts broadly subsiding, encouraging developments with treatments and vaccines, and businesses and countries implementing phased reopening plans around the world. Many countries and regions around the world have enacted various governmental and fiscal stimulus plans to help combat the economic effects of COVID-19.

International Markets

International equity markets, as measured by the MSCI EAFE Index, a broad measure of equity performance for the developed world outside the U.S. and Canada, returned -5.13% in U.S. dollar terms during the fiscal year. Measured in local currency, the MSCI EAFE Index returned -4.24% over the same period. International currency performance was mixed in the fiscal year, and the largest currency moves occurred during the first quarter of 2020, when financial markets became increasingly volatile due to the COVID-19 outbreak and subsequent economic ramifications. Most international currencies weakened versus the U.S. dollar during the fiscal year. However, the Japanese yen and Swiss franc, which are widely regarded as safe-haven currencies during periods of volatility, strengthened relative to the U.S. dollar.

WisdomTree Trust	3

Market Environment Overview

(unaudited) (continued)

International equity performance was positive, although slightly subdued in the third quarter of 2019. During this period, the MSCI EAFE Index returned +1.75% in local currency terms, but broad strengthening of the U.S. dollar resulted in a -1.07% return in U.S. dollar terms for the same period. In July 2019, Japanese election results confirmed that incumbent Prime Minister Shinzo Abe and the democratic party would remain in power, providing political stability within the nation. Meanwhile, the German manufacturing sector continued to lag, posting its lowest level of activity in seven years, which was slightly offset by services sector expansion. These contracting economic indicators and signals from new leadership at the European Central Bank drove expectations for easing monetary policy in the Eurozone. In the U.K., Boris Johnson was elected as Britain’s Prime Minister, pledging that the U.K. would exit the European Union (known as “Brexit”) by October 31, 2019. Late August 2019 brought a trade resolution between the U.S. and Japan, but escalating tensions between the U.S. and China remained in focus and were largely to blame for a reported contraction in German GDP as well as a sizable drop in Japanese exports. Additionally, Italy narrowly avoided political collapse with the formation of a new governing coalition between the Democratic party and the populist Five Star Movement. European market volatility calmed in September 2019, despite increasing Brexit uncertainty, after the European Central Bank cut the deposit rate to a record low alongside the introduction of a new quantitative easing program.

International equity markets rallied in the fourth quarter of 2019, returning +8.17% in U.S. dollar terms and +5.19% in local currency terms. This period was characterized by a reduction in global uncertainty and accommodative monetary policy. In October 2019, Japan increased the sales tax rate by 2% to 10%, which partially drove slowing economic activity alongside a reduction in exports from U.S.-China trade frictions. In October 2019, the European Union delayed Brexit for the third time to January 2020, beyond U.K. Prime Minister Boris Johnson’s October 31, 2019 goal. Meanwhile, the trend of stagnating economic activity across Europe persisted through November 2019. In early December 2019, Japan announced a substantial stimulus package aimed at boosting the nation’s GDP by 1.4% through March 2022. By mid-December 2019, a preliminary trade agreement between the U.S. and China buoyed international equities. European economic activity began to show signs of bottoming and potential recovery, including modest economic growth in Germany.

At the end of the fourth quarter of 2019, U.K. Prime Minister Boris Johnson’s Conservative Party secured a majority in the House of Commons, providing a clearer path for the U.K. to exit the European Union. The European Central Bank left its monetary policy rate unchanged in response to early signs of an economic recovery.

Positive international equity performance sharply reversed during the first quarter of 2020. The MSCI EAFE Index returned -20.55% in local currency terms and -22.83% in U.S. dollar terms. In early January 2020, news of the spread of COVID-19 emerged. Before the virus spread, Germany and the Eurozone reported that 2019 GDP growth hit a 6-year low of 0.6% and 1.2%, respectively. Additionally, the U.K. formally exited the European Union on January 31, 2020.

At the end of January 2020, China announced the lock down of select cities due to COVID-19. In the ensuing days and weeks, the global rate of COVID-19 infection spread; along with the impact on the global economy. Large international corporations announced disruptions to operations and forecasted meaningful reductions in financial expectations. Amid the virus outbreak, Japan reported a 6.3% contraction in GDP for the fourth quarter of 2019, driven by a sharp decline in household consumption from a higher sales tax rate. At the end of February 2020, many countries within the European Union began reporting COVID-19 infections, with the most significant increase in Northern Italy. An oil price war between Saudi Arabia and Russia added to the market volatility experienced by international equities.

In March 2020, the spread of COVID-19 in Japan was relatively more contained than in other developed nations. The infection rate in Europe worsened, and many nations

4	WisdomTree Trust

Market Environment Overview

(unaudited) (concluded)

began implementing lock down measures, halting economic activity. Notably, Italy became the country with the highest COVID-19 related death rate. The Bank of England announced large cuts in interest rates to a record low and agreed to purchase £200 billion in U.K. government bonds. Similarly, the European Central Bank increased bond purchases under its current program and announced a new €750 billion bond-buying program.

International equity markets began to rally from the late-first quarter volatility to begin the second quarter of 2020, and the final quarter of the fiscal year. During the second quarter of 2020, the MSCI EAFE Index returned 12.60% in local currency terms and 14.88% in U.S. dollar terms. As governments and central banks coordinated their fiscal and monetary policy efforts in order to mitigate the economic impact of the pandemic, equity markets became more optimistic. While the economic data from late first quarter 2020 into the second quarter 2020 was historically abysmal, the economic downturn appeared to be transient, as many local economies quickly began to reopen as new COVID-19 infections and mortality rates began to decline. This resulted in improvements in many readings of economic activity, including Producer Manufacturing Indexes (PMIs), which excited equity markets even further. Though developed markets still had a negative return for the entire fiscal year, three straight months of modest gains in the second quarter of 2020 helped to pare losses. The quarter ended with a feeling of cautious optimism, with markets anticipating that the worst of the global pandemic is already in the past, hopefully leading to improvements in local economic activity. Likewise, the joint presence and coordinated policy efforts of governments and central banks (including the prospect of a €750 billion stimulus package from the European Union) continued to restore confidence in equity markets amid the pandemic.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

WisdomTree Trust	5

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results. For the most recent month-end performance information visit www.wisdomtree.com.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 182/366 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	16.4%
Industrials	12.5%
Health Care	11.7%
Consumer Staples	11.0%
Consumer Discretionary	10.6%
Communication Services	9.4%
Materials	7.9%
Energy	6.5%
Utilities	6.5%
Information Technology	4.7%
Real Estate	2.5%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	1.7%
Roche Holding AG, Genusschein	1.5%
Novartis AG, Registered Shares	1.4%
Toyota Motor Corp.	1.4%
British American Tobacco PLC	1.3%
China Mobile Ltd.	1.3%
TOTAL S.A.	1.1%
GlaxoSmithKline PLC	1.1%
Sanofi	1.0%
BP PLC	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -9.34% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). During the fiscal year, the Fund benefited from its allocations to the Real Estate and Utilities sectors. The benefit from Utilities was attributable to a slight overweight position, whereas the benefit from Real Estate resulted from a combination of being underweight and stock selection. The sector allocations that detracted from performance the most were Financials, Health Care, and Energy. Regionally, the only additive position was an allocation to Sweden, while allocations and stock selection effects in France, Japan, and the United Kingdom negatively impacted performance. The Fund’s performance was positively impacted by its dynamic currency hedge. Over the fiscal year, the U.S. dollar modestly strengthened relative to a broad basket of developed market currencies, which aided performance as compared to a static, unhedged benchmark. During the fiscal year, the Fund’s currency hedging strategy contributed positively to performance as the U.S. dollar strengthened against the Euro and British Pound, while the U.S. dollar’s relative weakening against the Japanese Yen detracted slightly from Fund performance.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$847.20	0.35%[1]	$1.61
Hypothetical (5% return before expenses)	$1,000.00	$1,023.12	0.35%[1]	$1.76
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.35% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-9.34%	-0.29%	4.80%
Fund Market Price Returns	-9.76%	-0.46%	4.84%
WisdomTree Dynamic Currency Hedged International Equity Index	-8.88%	-0.03%	4.98%
MSCI EAFE Local Currency Index	-4.24%	1.26%	4.94%
MSCI EAFE Index	-5.13%	0.81%	5.02%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	19.8%
Financials	16.6%
Consumer Discretionary	14.1%
Materials	11.1%
Information Technology	9.6%
Real Estate	6.3%
Consumer Staples	6.2%
Communication Services	5.6%
Health Care	5.1%
Utilities	4.0%
Energy	2.0%
Other Assets less Liabilities‡	-0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
BE Semiconductor Industries N.V.	0.9%
Siltronic AG	0.8%
Bolsas y Mercados Espanoles SHMSF S.A.	0.6%
Freenet AG	0.6%
Vistry Group PLC	0.6%
Azimut Holding SpA	0.6%
TietoEVRY Oyj	0.5%
JB Hi-Fi Ltd.	0.5%
bpost S.A.	0.5%
Spark Infrastructure Group	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International SmallCap Equity Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in the small-capitalization segment of dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -8.70% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). During the fiscal year, the Fund only benefited from an allocation to the Utilities sector, while positions to the Information Technology, Health Care, and Industrials sectors were the largest detractors, primarily due to stock selection. None of the country positions were additive for performance during the fiscal year, though positions in France and Singapore detracted the least. Positions in the United Kingdom and Japan negatively impacted performance the most, primarily due to stock selection once again. The Fund’s performance was positively affected by its dynamic currency hedge. Throughout the fiscal year, the U.S. dollar modestly strengthened relative to a broad basket of developed market currencies, which aided performance as compared to a static, unhedged benchmark. The Fund was more than 60% hedged on average in its three biggest currency positions, which were the Euro, British Pound, and Japanese Yen. Of those three, the U.S. dollar strengthened relative to the Euro and Pound, which aided performance, while it weakened slightly against the Japanese Yen, which detracted from performance.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$810.80	0.43%[1]	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.73	0.43%[1]	$2.16
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.43% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-8.70%	-2.10%	4.58%
Fund Market Price Returns	-8.90%	-2.45%	4.65%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	-8.68%	-1.75%	4.97%
MSCI EAFE Small Cap Local Currency Index	-2.38%	1.04%	5.39%
MSCI EAFE Small Cap Index	-3.52%	0.53%	5.52%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree Emerging Markets ESG Fund (RESE)

(formerly, WisdomTree Emerging Markets Dividend Fund (DVEM))

Sector Breakdown†

Sector	% of Net Assets
Information Technology	20.4%
Consumer Discretionary	17.1%
Communication Services	16.6%
Financials	15.9%
Consumer Staples	8.9%
Materials	7.2%
Industrials	4.7%
Health Care	4.4%
Real Estate	3.1%
Utilities	1.3%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Tencent Holdings Ltd.	5.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.1%
Alibaba Group Holding Ltd., ADR	5.0%
Samsung Electronics Co., Ltd.	4.1%
Ping An Insurance Group Co. of China Ltd., Class H	1.4%
JD.com, Inc., ADR	1.0%
Baidu, Inc., ADR	0.9%
NAVER Corp.	0.9%
SK Hynix, Inc.	0.8%
NetEase, Inc., ADR	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in emerging markets that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics based on a model developed by WisdomTree Asset Management, Inc. The Fund’s investment objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Emerging Markets Dividend Fund and tracked the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index (the “Former Index”). In seeking to track the Former Index, the Fund invested in dividend-paying companies in the emerging markets. The Fund generally used a representative sampling strategy to achieve its investment objective, meaning it generally invested in a sample of securities in the Former Index.

The Fund returned -8.19% at net asset value (“NAV”) for the fiscal year ended June 30, 2020 (for more complete performance information please see the table below). The Fund’s position in Information Technology contributed positively to performance while its position in Materials negatively impacted performance. The Fund’s position in China contributed positively to performance while its position in Russia negatively impacted performance. From the beginning of the fiscal year to March 16, 2020, when the Fund had a different objective, the Fund returned -16.98% based on NAV. Emerging Markets took a hard hit as uncertainties spread globally. The Fund’s focus on high dividend paying stocks also caused its negative performance as many dividend companies’ shares dropped in price along with dividend cancellations. After March 16, 2020, the market gradually started rebounding, yet the emerging markets economy never reached the point of reopening which also negatively affected the Fund’s performance.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$857.50	0.32%	$1.48
Hypothetical (5% return before expenses)	$1,000.00	$1,023.27	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns[2]	-8.19%	1.14%	6.35%
Fund Market Price Returns[2]	-8.85%	0.70%	6.26%
MSCI Emerging Markets Extended ESG Focus Index[3]	-2.65%	N/A	N/A
MSCI Emerging Markets Index	-3.39%	1.90%	7.57%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.
[2]

The Fund’s objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Emerging Markets Dividend Fund (DVEM) and tracked the performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index.

[3]	The MSCI Emerging Markets Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree International ESG Fund (RESD)

(formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG))

Sector Breakdown†

Sector	% of Net Assets
Health Care	17.8%
Industrials	16.1%
Financials	14.3%
Consumer Staples	14.0%
Information Technology	10.2%
Consumer Discretionary	9.0%
Communication Services	7.6%
Materials	6.2%
Real Estate	2.6%
Utilities	1.9%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle S.A., Registered Shares	3.1%
Roche Holding AG, Genusschein	2.4%
Novartis AG, Registered Shares	1.9%
ASML Holding N.V.	1.6%
SAP SE	1.5%
Novo Nordisk A/S, Class B	1.3%
Sanofi	1.2%
GlaxoSmithKline PLC	1.1%
Sony Corp.	1.0%
AIA Group Ltd.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in developed markets excluding the U.S. and Canada that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics based on a model developed by WisdomTree Asset Management, Inc. The Fund’s investment objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund and tracked the performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index (the ‘‘Former Index’’). In seeking to track the Former Index, the Fund primarily invested in companies from developed market countries, excluding the U.S. and Canada, with growth and quality characteristics while at the same time dynamically hedging exposure to fluctuations between the value of the foreign currencies relative to the U.S. dollar. The Fund generally used a representative sampling strategy to achieve its investment objective, meaning it generally invested in a sample of securities in the Former Index (including indirect investments through the WisdomTree International Quality Dividend Growth Fund (IQDG) (the ‘‘Underlying Fund’’)) whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Former Index as a whole.

The Fund returned 4.88% at net asset value (“NAV”) for the fiscal year ended June 30, 2020 (for more complete performance information please see the table below). The Fund’s position in Health Care contributed positively to performance while its position in Energy negatively impacted performance. The Fund’s position in Switzerland contributed positively to performance while its position in United Kingdom negatively affected performance. From the beginning of the fiscal year to March 16, 2020, when the Fund had a different objective, the Fund returned -9.63% based on NAV. The global stocks had negative performance during the first quarter of 2020. However, the Fund’s focus on high quality companies provided some downside protection. After March 16, 2020, the market gradually started rebounding, which helped generate a positive return to the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$941.60	0.20%[1]	$0.97
Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	0.20%[1]	$1.01
[1]

Prior to March 16, 2020, WisdomTree Asset Management, Inc. had contractually agreed to waive a portion of its management fee in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investments in the Underlying Fund, as well as an additional 0.10%, through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason. Effective March 16, 2020, the contractual fee waiver was terminated in relation to the change in the Fund’s objective and the advisory fee was lowered. The “Annualized Net Expense Ratio” does not include the impact of AFFEs. Had AFFEs been included (as shown in the net expense ratio in the Fund’s prospectus) the “Annualized Net Expense Ratio” would have been higher. Prior to March 16, 2020, the Fund’s net expense ratio was 0.48% including AFFEs (0.10% per annum excluding AFFEs) and, thereafter, was reduced to 0.30% per annum.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns[2]	4.88%	4.94%	9.25%
Fund Market Price Returns[2]	4.85%	5.00%	9.28%
MSCI EAFE Extended ESG Focus Index[3]	-4.04%	N/A	N/A
MSCI EAFE Local Currency Index	-4.24%	1.26%	5.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on November 3, 2016.
[2]

The Fund’s objective and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG) and tracked the performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index.

[3]	The MSCI EAFE Extended ESG Focus Index began on March 27, 2018, and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree U.S. Corporate Bond Fund (WFIG)

(formerly, WisdomTree Fundamental U.S. Corporate Bond Fund)

Sector Breakdown†

Sector	% of Net Assets
Financials	23.9%
Health Care	10.9%
Industrials	10.3%
Communication Services	9.5%
Utilities	8.6%
Information Technology	8.4%
Consumer Discretionary	7.6%
Consumer Staples	7.0%
Energy	6.4%
Materials	2.2%
Real Estate	1.3%
U.S. Government Obligations	0.1%
Other Assets less Liabilities‡	3.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).
‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
AT&T, Inc., 4.50%, 3/9/48	1.0%
Boeing Co. (The), 5.15%, 5/1/30	0.9%
Oracle Corp., 5.38%, 7/15/40	0.9%
Verizon Communications, Inc., 4.50%, 8/10/33	0.7%
Enterprise Products Operating LLC, 2.80%, 1/31/30	0.7%
Dominion Energy South Carolina, Inc., 5.10%, 6/1/65	0.7%
Wells Fargo & Co., 5.61%, 1/15/44	0.6%
Truist Financial Corp., 3.05%, 6/20/22	0.6%
Southern Co. (The), 4.25%, 7/1/36	0.6%
Comcast Corp., 4.25%, 1/15/33	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Corporate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Corporate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 9.54% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). The corporate bond market saw a large downturn in performance along with the rest of the markets in late March 2020 when many companies were forced to close their businesses entirely. However, since the lows in late March, many economies and businesses have started reopening again. This, alongside massive government assistance programs and encouraging vaccine developments, catapulted many markets on recovery trajectories. Investment grade companies, given their stronger balance sheets and cash flows, were better protected from this market turbulence than their riskier, high yield (‘junk’ status) counterparts, thus resulting in positive performance. This Fund also benefited from its fundamental screening process, in which it attempts to screen out potentially unfavorable companies that are susceptible to downgrades and defaults. This resulted in a higher quality basket of bonds that had fewer downgrades than the broader corporate bond market. The Fund outperformed relative to its benchmark due to its underweight in more at-risk sectors like Energy and Consumer Discretionary. The Fund also benefited from interest rates broadly declining, as the Fund maintained a longer duration level than its short-term maturity counterparts.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,053.40	0.18%[1]	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	0.18%[1]	$0.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.18% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	9.54%	6.15%	5.23%
Fund Market Price Returns	9.60%	6.50%	5.28%
WisdomTree U.S. Corporate Bond Index[2]	9.46%	6.32%	5.55%
ICE BofA Merrill Lynch U.S. Corporate Index	9.30%	6.26%	5.66%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.
[2]	Formerly, WisdomTree Fundamental U.S. Corporate Bond Index prior to September 27, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

(formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	24.5%
Industrials	11.2%
Communication Services	8.8%
Health Care	8.6%
Materials	7.8%
Energy	7.7%
Consumer Staples	7.2%
Information Technology	7.1%
Financials	6.4%
Real Estate	5.9%
Utilities	2.6%
Other Assets less Liabilities‡	2.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Community Health Systems, Inc., 6.25%, 3/31/23	1.3%
DISH DBS Corp., 7.75%, 7/1/26	1.1%
Western Digital Corp., 4.75%, 2/15/26	0.9%
Tenet Healthcare Corp., 6.75%, 6/15/23	0.9%
CommScope Technologies LLC, 6.00%, 6/15/25	0.8%
Tenet Healthcare Corp., 5.13%, 5/1/25	0.7%
MGM Resorts International, 5.50%, 4/15/27	0.7%
Ford Motor Co., 9.00%, 4/22/25	0.7%
Occidental Petroleum Corp., 2.70%, 2/15/23	0.7%
MEDNAX, Inc., 5.25%, 12/1/23	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Yield Corporate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. non-investment grade corporate bond (‘‘junk bond’’ or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -0.72% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). The corporate bond market, particularly in the high yield market, saw a large downturn in performance as many corporations faced economic pressures caused by the global pandemic. However, since the lows in late March, many economies and businesses have started reopening again. While high yield companies broadly speaking are well off of their lows, they are still lagging their investment grade counterparts in performance. The Fund benefited from its fundamental screening process, in which it attempts to screen out potentially unfavorable companies that are susceptible to defaults. This resulted in a higher quality basket of bonds that had far fewer defaults than the broader high yield corporate bond market. The Fund had outperformed its benchmark due to its relative underweight in more at-risk sectors like Energy. The Fund also benefited from interest rates broadly declining, as the Fund maintains a longer duration level than its short-term maturity counterparts.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$957.70	0.38%[1]	$1.85
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	0.38%[1]	$1.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-0.72%	3.31%	5.11%
Fund Market Price Returns	-0.16%	4.08%	5.23%
WisdomTree U.S. High Yield Corporate Bond Index[2]	-1.27%	3.43%	5.74%
ICE BofA Merrill Lynch U.S. High Yield Index	-1.10%	2.94%	5.64%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.
[2]	Formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Index prior to September 27, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

(formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund)

Sector Breakdown†

Sector	% of Net Assets
Financials	33.6%
Industrials	9.5%
Health Care	8.7%
Information Technology	8.6%
Consumer Discretionary	8.2%
Consumer Staples	7.9%
Utilities	6.2%
Communication Services	5.3%
Energy	5.3%
Materials	1.6%
Real Estate	1.1%
U.S. Government Obligations	0.2%
Other Assets less Liabilities‡	3.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
MUFG Union Bank NA, 3.15%, 4/1/22	1.3%
Interpublic Group of Cos., Inc. (The), 3.75%, 10/1/21	0.9%
Eversource Energy, 2.75%, 3/15/22	0.8%
Exxon Mobil Corp., 2.22%, 3/1/21	0.8%
Truist Financial Corp., 2.75%, 4/1/22	0.8%
Ally Financial, Inc., 3.88%, 5/21/24	0.8%
Wells Fargo & Co., 3.30%, 9/9/24	0.8%
Morgan Stanley, 2.50%, 4/21/21	0.8%
Boeing Co. (The), 4.88%, 5/1/25	0.8%
Lincoln National Corp., 4.00%, 9/1/23	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term Corporate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term Corporate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 4.75% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). The corporate bond market saw a large downturn in performance along with the rest of the markets in late March 2020 when many companies were forced to close their businesses entirely. However, since the lows in late March, many economies and businesses have started reopening again. This, alongside massive government assistance programs and encouraging vaccine developments, catapulted many markets on recovery trajectories. Investment grade companies, given their stronger balance sheets and cash flows, were better protected from this market turbulence than their riskier, high yield (‘junk’ status) counterparts, thus resulting in positive performance. This Fund also benefited from its fundamental screening process, in which it attempts to screen out potentially unfavorable companies that are susceptible to downgrades and defaults. This resulted in a higher quality basket of bonds that had fewer downgrades than the broader corporate bond market. The Fund benefited marginally from interest rates broadly declining, but would have benefited more so if the strategy had a longer maturity focus.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,027.90	0.18%[1]	$0.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.97	0.18%[1]	$0.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.18% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	4.75%	3.43%	2.87%
Fund Market Price Returns	4.96%	3.72%	2.85%
WisdomTree U.S. Short-Term Corporate Bond Index[2]	5.12%	3.78%	3.30%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index	5.61%	4.04%	3.55%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.
[2]	Formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Index prior to September 27, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

(formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	25.3%
Financials	10.3%
Materials	10.1%
Health Care	9.2%
Energy	8.9%
Communication Services	8.9%
Industrials	8.7%
Information Technology	6.3%
Real Estate	4.9%
Consumer Staples	4.0%
Utilities	0.0%	*
Other Assets less Liabilities‡	3.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

*	Represents less than 0.1%.

Top Ten Holdings*

Description	% of Net Assets
Nielsen Finance LLC, 5.00%, 4/15/22	1.9%
Springleaf Finance Corp., 6.13%, 5/15/22	1.9%
Freeport-McMoRan, Inc., 3.88%, 3/15/23	1.8%
NCR Corp., 5.00%, 7/15/22	1.8%
Newmark Group, Inc., 6.13%, 11/15/23	1.5%
Tenet Healthcare Corp., 6.75%, 6/15/23	1.4%
Goodyear Tire & Rubber Co. (The), 5.13%, 11/15/23	1.4%
CSC Holdings LLC, 5.88%, 9/15/22	1.4%
DISH DBS Corp., 5.88%, 7/15/22	1.4%
MGM Resorts International, 6.00%, 3/15/23	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term High Yield Corporate Bond Index (the ‘‘Index’’). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. non-investment-grade corporate bond (‘‘junk bond’’ or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned -2.34% at net asset value (“NAV”) for the fiscal year ending June 30, 2020 (for more complete performance information please see the table below). The corporate bond market, particularly in the high yield market, saw a large downturn in performance as many corporations faced economic pressures caused by the global pandemic. However, since the lows in late March, many economies and businesses have started reopening again. While high yield companies broadly speaking are well off of their lows, they are still lagging their investment grade counterparts in performance. The Fund benefited from its fundamental screening process, in which it attempts to screen out potentially unfavorable companies that are susceptible to defaults. This resulted in a higher quality basket of bonds that had far fewer defaults than the broader high yield corporate bond market. The Fund had outperformed its benchmark due to its relative underweight in more at-risk sectors like Energy. The Fund benefited marginally from interest rates broadly declining but would have benefited more so if the strategy had a longer maturity focus.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$951.80	0.38%[1]	$1.84
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	0.38%[1]	$1.91
[1]

WisdomTree Asset Management, Inc. has contractually agreed to limit the management fee to 0.38% through October 31, 2020, unless earlier terminated by the Board of Trustees of the WisdomTree Trust for any reason.

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-2.34%	2.43%	4.10%
Fund Market Price Returns	-2.50%	3.15%	4.15%
WisdomTree U.S. Short-Term High Yield Corporate Bond Index[2]	-4.47%	1.84%	4.40%
ICE BofA Merrill Lynch 1-5 Year U.S. High Yield Constrained Index	-3.98%	1.72%	4.85%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.
[2]	Formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Index prior to September 27, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	25.7%
Health Care	12.4%
Consumer Discretionary	10.3%
Communication Services	10.3%
Financials	8.9%
Industrials	7.1%
Consumer Staples	6.3%
Utilities	2.6%
Real Estate	2.4%
Energy	2.2%
Materials	2.0%
U.S. Government Obligations	0.8%
Other Assets less Liabilities‡	9.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Microsoft Corp.	5.6%
Apple, Inc.	5.4%
Amazon.com, Inc.	4.1%
Facebook, Inc., Class A	1.9%
Alphabet, Inc., Class C	1.6%
Alphabet, Inc., Class A	1.5%
Johnson & Johnson	1.3%
Berkshire Hathaway, Inc., Class B	1.3%
Visa, Inc., Class A	1.2%
Procter & Gamble Co. (The)	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree 90/60 U.S. Balanced Fund (the ‘‘Fund’’) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in U.S. equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned 14.25% at net asset value (“NAV”) for the fiscal year ended June 30, 2020 (for more complete performance information please see the table below). The Fund’s position in the equity asset class contributed most positively to performance while its position in short-term U.S. Treasury bills contributed minimally to performance. The Fund’s exposure to fixed income investments through its investments in U.S. Treasury futures contracts also contributed positively to performance during the fiscal year. Over the course of the fiscal year, the Fund benefited from broad based positive equity performance, albeit with a temporary market drop primarily in February 2020 due to the continued volatility. Broad based fixed income also had positive performance, due in large part to the volatile market environment and investors’ flight to safety assets. The Fund’s 90% weight in equity and 60% weight in fixed income captured the positive gains of both asset classes. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the overall positive performance of the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,038.90	0.20%	$1.01
Hypothetical (5% return before expenses)	$1,000.00	$1,023.87	0.20%	$1.01

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	14.25%	12.50%
Fund Market Price Returns	14.32%	12.52%
60% S&P 500® Index / 40% Bloomberg Barclays U.S. Aggregate Index Composite	8.12%	7.87%
S&P 500® Index	7.51%	7.09%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 2, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of June 30, 2020 (unaudited)

WisdomTree Cloud Computing Fund (WCLD)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	97.7%
Health Care	2.1%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings*

Description	% of Net Assets
Fastly, Inc., Class A	5.3%
Zoom Video Communications, Inc., Class A	3.6%
Zscaler, Inc.	2.9%
DocuSign, Inc.	2.8%
Datadog, Inc., Class A	2.8%
Wix.com Ltd.	2.7%
Shopify, Inc., Class A	2.6%
Twilio, Inc., Class A	2.6%
Cloudflare, Inc., Class A	2.5%
Coupa Software, Inc.	2.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cloud Computing Fund (the ‘‘Fund’’) seeks to track the price and yield performance, before fees and expenses, of the Bessemer Venture Partners (‘‘BVP’’) Nasdaq Emerging Cloud Index (the ‘‘Index’’). In seeking to track the Index, the Fund invests in emerging public companies primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, as determined by BVP. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 55.47% at net asset value (“NAV”) from the Fund’s inception on September 6, 2019 through June 30, 2020 (for more complete performance information please see the table below). The Fund’s overweight allocation to Information Technology, particularly Software & Services, was the main driver of positive performance. During the fiscal period ended June 30, 2020, the Fund generated significant positive performance, with an acceleration in outperformance commencing in the first quarter of 2020 as the Fund’s investments in cloud-based businesses particularly benefited from companies, schools and governments operating virtually.

Shareholder Expense Example (for the six-month period ended June 30, 2020)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,524.30	0.45%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	0.45%	$2.26

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	55.47%
Fund Market Price Returns	55.47%
BVP NASDAQ Emerging Cloud Index	55.93%
S&P 500® Information Technology Index	30.35%
S&P 500® Growth Index	15.37%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 6, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

The 60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Index Composite represents a 60% weight to the S&P 500® Index and a 40% weight to the Bloomberg Barclays U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

The BVP Nasdaq Emerging Cloud Index is an equally weighted index that is designed to track the performance of emerging public companies primarily involved in providing cloud software and services to their customers.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S.

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated high yield corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 5 years.

The ICE BofA Merrill Lynch 1-5 Year U.S. High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The MSCI EAFE Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI EAFE Index, its parent index.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada which is calculated in local currency.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Local Currency Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada, in local currency.

The MSCI Emerging Markets Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index, its parent index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee, designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market.

The S&P 500® Information Technology Index comprises companies included in the S&P 500® Index that are classified as members of the GICS® information technology sector.

The WisdomTree Dynamic Currency Hedged International Equity Index is a fundamentally weighted index that measures the performance of dividend-paying

WisdomTree Trust	17

Description of Terms and Indexes (unaudited) (continued)

companies in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the dividend-paying market in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree U.S. Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated investment grade.

The WisdomTree U.S. High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $500 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree U.S. Short-Term Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year but not more than five years. Component securities must be rated investment grade.

The WisdomTree U.S. Short-Term High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the short-term U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree Investments, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS

18	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

THE INFORMATION SET FORTH IN THE BVP NASDAQ EMERGING CLOUD INDEX IS NOT INTENDED TO BE, AND SHALL NOT BE REGARDED OR CONSTRUED AS, A RECOMMENDATION FOR A TRANSACTION OR INVESTMENT OR FINANCIAL, TAX, INVESTMENT OR OTHER ADVICE OF ANY KIND BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS DOES NOT PROVIDE INVESTMENT ADVICE TO WISDOMTREE OR THE FUND, IS NOT AN INVESTMENT ADVISER TO THE FUND AND IS NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS MAKES NO WARRANTY OR REPRESENTATION REGARDING THE QUALITY, ACCURACY OR COMPLETENESS OF THE BVP NASDAQ EMERGING CLOUD INDEX, INDEX VALUES OR ANY INDEX RELATED DATA INCLUDED HEREIN, PROVIDED HEREWITH OR DERIVED THEREFROM AND ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE. BESSEMER VENTURE PARTNERS AND/OR POOLED INVESTMENT VEHICLES WHICH IT MANAGES, AND INDIVIDUALS AND ENTITIES AFFILIATED WITH SUCH VEHICLES, MAY PURCHASE, SELL OR HOLD SECURITIES OF ISSUERS THAT ARE CONSTITUENTS OF THE BVP NASDAQ EMERGING CLOUD INDEX FROM TIME TO TIME AND AT ANY TIME, INCLUDING IN ADVANCE OF OR FOLLOWING AN ISSUER BEING ADDED TO OR REMOVED FROM THE BVP NASDAQ EMERGING CLOUD INDEX.

Nasdaq® and the BVP Nasdaq Emerging Cloud Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by WisdomTree. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy,

WisdomTree Trust	19

Description of Terms and Indexes (unaudited) (concluded)

completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar
BRL	Brazilian real
CHF	Swiss franc
DKK	Danish krone
EUR	Euro
GBP	British pound
HKD	Hong Kong dollar
ILS	Israeli new shekel
JPY	Japanese yen
NOK	Norwegian krone
NZD	New Zealand dollar
SEK	Swedish krona
SGD	Singapore dollar
USD	U.S. dollar
ZAR	South African rand

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
RSP	Risparmio Italian Savings Shares

20	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Australia – 8.5%

AGL Energy Ltd.	17,904	$210,174

Alumina Ltd.	158,601	177,445

Ampol Ltd.	7,588	153,178

APA Group	27,582	211,361

Aristocrat Leisure Ltd.	8,364	146,845

ASX Ltd.	3,297	193,811

Aurizon Holdings Ltd.	51,373	174,022

AusNet Services	37,332	42,924

Australia & New Zealand Banking Group Ltd.	55,376	710,676

Bank of Queensland Ltd.(a)	16,972	72,098

Bendigo & Adelaide Bank Ltd.(a)	17,022	82,155

BHP Group Ltd.(a)	50,124	1,236,161

BHP Group PLC	40,267	823,129

Boral Ltd.(a)	31,402	81,941

Brambles Ltd.	21,816	163,271

Challenger Ltd.(a)	18,094	54,939

Commonwealth Bank of Australia	33,451	1,598,813

Crown Resorts Ltd.	24,843	165,400

CSL Ltd.	2,450	484,119

Data#3 Ltd.(a)	14,311	44,733

Downer EDI Ltd.	20,555	61,986

Evolution Mining Ltd.	8,362	32,644

Fortescue Metals Group Ltd.	47,237	450,439

GUD Holdings Ltd.(a)	11,536	91,419

Iluka Resources Ltd.	10,687	62,837

Infomedia Ltd.	27,746	32,857

Insurance Australia Group Ltd.	37,230	147,902

IOOF Holdings Ltd.(a)	26,180	88,683

Japara Healthcare Ltd.(a)	127,863	43,137

JB Hi-Fi Ltd.(a)	3,124	92,552

Macquarie Group Ltd.	6,594	538,440

Magellan Financial Group Ltd.	3,796	151,612

Medibank Pvt Ltd.	56,403	116,112

National Australia Bank Ltd.	64,021	803,109

New Hope Corp., Ltd.(a)	121,107	113,817

NIB Holdings Ltd.	15,677	49,759

Origin Energy Ltd.	16,145	64,916

Pendal Group Ltd.(a)	14,881	61,166

Perpetual Ltd.(a)	2,821	57,627

Platinum Asset Management Ltd.(a)	32,190	82,667

QBE Insurance Group Ltd.	25,451	155,254

Ramsay Health Care Ltd.	4,861	222,629

Rio Tinto Ltd.	6,128	413,306

Rio Tinto PLC	26,020	1,462,518

Santos Ltd.	29,067	106,067

Service Stream Ltd.	46,398	60,855

Sonic Healthcare Ltd.	10,472	219,399

South32 Ltd.	109,515	153,818

Suncorp Group Ltd.	28,396	180,452

Tabcorp Holdings Ltd.	84,123	195,765

Telstra Corp., Ltd.	148,236	319,449

Transurban Group	40,084	389,957

Treasury Wine Estates Ltd.	12,119	87,444

Wesfarmers Ltd.	35,560	1,097,575

Westpac Banking Corp.	77,868	962,337

Whitehaven Coal Ltd.(a)	54,052	53,217

Woodside Petroleum Ltd.	23,363	348,249

Woolworths Group Ltd.	18,575	476,770

Worley Ltd.	3,740	22,454

Total Australia		16,898,391

Austria – 0.5%

Andritz AG	2,817	102,511

BAWAG Group AG*(b)	4,644	160,337

Erste Group Bank AG	6,645	156,357

Oesterreichische Post AG(a)	2,880	95,261

OMV AG	6,142	205,296

Raiffeisen Bank International AG	3,705	65,998

UNIQA Insurance Group AG	10,786	72,564

Vienna Insurance Group AG Wiener Versicherung Gruppe	4,167	93,135

Total Austria		951,459

Belgium – 0.9%

Ageas S.A./N.V.	4,375	154,981

Anheuser-Busch InBev S.A./N.V.	17,011	838,080

Colruyt S.A.	2,701	148,557

Elia Group S.A./N.V.	671	72,801

Proximus SADP	10,036	204,473

Solvay S.A.	2,357	188,644

UCB S.A.	2,193	253,942

Total Belgium		1,861,478

Chile – 0.1%

Antofagasta PLC	18,307	212,086

China – 3.7%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(a)	31,000	41,758

BOC Hong Kong Holdings Ltd.	194,000	617,009

China Everbright International Ltd.	142,666	75,286

China Jinmao Holdings Group Ltd.	310,000	217,987

China Mobile Ltd.	386,000	2,604,726

China Overseas Grand Oceans Group Ltd.	161,000	90,778

China Overseas Land & Investment Ltd.	136,000	411,486

China Resources Power Holdings Co., Ltd.	186,000	218,627

China Taiping Insurance Holdings Co., Ltd.	36,800	58,972

China Unicom Hong Kong Ltd.	244,000	131,910

CITIC Ltd.	440,000	413,292

CITIC Telecom International Holdings Ltd.	160,000	50,784

CNOOC Ltd.	1,031,000	1,146,671

CSPC Pharmaceutical Group Ltd.	67,200	126,936

Fosun International Ltd.	159,000	202,277

Genertec Universal Medical Group Co., Ltd.(b)	228,500	137,977

Guangdong Investment Ltd.	120,000	205,924

Shenzhen Investment Ltd.	396,000	125,180

Sino-Ocean Group Holding Ltd.	322,000	77,276

Sun Art Retail Group Ltd.	97,500	166,558

See Notes to Financial Statements.

WisdomTree Trust	21

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Wilmar International Ltd.	104,900	$307,545

Total China		7,428,959

Denmark – 1.7%

AP Moller – Maersk A/S Class B	94	109,469

Coloplast A/S Class B	2,278	352,894

Danske Bank A/S*	25,811	343,371

DSV Panalpina A/S	724	88,351

GN Store Nord A/S	905	48,196

H. Lundbeck A/S	4,578	172,056

Novo Nordisk A/S Class B	18,367	1,188,494

Novozymes A/S Class B	1,734	100,210

Orsted A/S(b)	3,066	353,637

Pandora A/S	3,878	210,557

Rockwool International A/S Class B	206	55,722

Topdanmark A/S	1,811	74,777

Tryg A/S	6,380	184,594

Vestas Wind Systems A/S	1,295	131,804

Total Denmark		3,414,132

Finland – 2.2%

Ahlstrom-Munksjo Oyj	4,805	71,777

Elisa Oyj	3,762	228,757

Fiskars Oyj Abp	5,946	68,385

Fortum Oyj	19,216	364,851

Huhtamaki Oyj*	1,603	63,087

Kemira Oyj	4,526	58,256

Kesko Oyj Class B	7,800	133,336

Kone Oyj Class B	6,065	417,025

Metso Oyj	2,798	91,669

Neste Oyj	7,059	275,985

Nokian Renkaat Oyj	4,002	87,829

Nordea Bank Abp	153,930	1,062,532

Orion Oyj Class B	2,561	123,857

Sampo Oyj Class A	13,501	464,311

Stora Enso Oyj Class R	12,574	150,122

TietoEVRY Oyj*	5,721	156,012

UPM-Kymmene Oyj	11,421	329,923

Valmet Oyj	3,119	81,377

Wartsila Oyj Abp	9,113	75,311

Total Finland		4,304,402

France – 8.2%

Air Liquide S.A.	3,929	566,611

ALD S.A.(b)	11,037	109,087

AXA S.A.	46,675	975,697

BioMerieux	656	90,109

Bollore S.A.	36,500	114,622

Capgemini SE	1,545	176,910

Carrefour S.A.	10,147	156,760

Cie Generale des Etablissements Michelin SCA	2,177	225,780

Cie Plastic Omnium S.A.	3,491	71,086

CNP Assurances*	11,907	137,077

Covivio	2,059	149,160

Danone S.A.	7,376	509,985

Dassault Systemes SE	1,100	189,767

Edenred	4,023	175,903

Eutelsat Communications S.A.	9,372	86,420

Gaztransport Et Technigaz S.A.	1,028	78,397

Hermes International	381	318,287

ICADE	2,164	150,691

Ipsen S.A.	839	71,287

Kering S.A.	1,126	612,415

Klepierre S.A.(a)	7,966	158,675

L’Oreal S.A.	3,416	1,096,140

Legrand S.A.	2,514	190,932

LVMH Moet Hennessy Louis Vuitton SE	3,407	1,494,276

Nexity S.A.	1,805	58,386

Orange S.A.(a)	49,697	594,174

Pernod Ricard S.A.	1,717	270,079

Publicis Groupe S.A.	3,938	127,426

Rubis SCA	1,803	86,631

Sanofi	20,056	2,041,973

Schneider Electric SE	6,874	763,406

SEB S.A.	600	99,129

Sodexo S.A.	2,724	184,180

Suez S.A.	14,395	168,710

Teleperformance	589	149,441

Thales S.A.	1,757	141,846

TOTAL S.A.	56,689	2,163,197

Valeo S.A.	4,893	128,377

Veolia Environnement S.A.	10,751	241,741

Vicat S.A.	413	12,687

Vinci S.A.	7,133	656,937

Vivendi S.A.	12,085	310,013

Wendel SE	844	80,433

Total France		16,184,840

Germany – 9.2%

Allianz SE, Registered Shares	6,386	1,303,662

Aurubis AG	1,264	77,911

BASF SE	17,530	982,078

Bayer AG, Registered Shares	19,570	1,446,067

Bayerische Motoren Werke AG	13,105	836,327

Brenntag AG	3,199	168,043

Carl Zeiss Meditec AG, Bearer Shares*	759	73,994

Continental AG	2,947	288,493

Covestro AG*(b)	4,108	156,181

Daimler AG, Registered Shares	29,422	1,194,423

Deutsche Boerse AG	1,764	319,078

Deutsche Post AG, Registered Shares	22,042	805,823

Deutsche Telekom AG, Registered Shares	83,964	1,409,376

Deutsche Wohnen SE, Bearer Shares	3,616	162,249

Duerr AG	2,819	73,455

DWS Group GmbH & Co. KGaA(b)	1,630	59,151

E.ON SE	41,391	465,580

Evonik Industries AG	9,798	248,815

Freenet AG	7,875	126,658

Fresenius Medical Care AG & Co. KGaA	2,657	227,695

Fresenius SE & Co. KGaA	4,546	225,270

See Notes to Financial Statements.

22	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Fuchs Petrolub SE	2,651	$89,324

GEA Group AG	4,972	157,198

Hannover Rueck SE	2,007	345,789

Hapag-Lloyd AG(b)	202	11,775

HeidelbergCement AG	2,962	158,155

Henkel AG & Co. KGaA	2,674	222,695

Hochtief AG	1,703	151,010

Infineon Technologies AG	8,687	203,673

KION Group AG	1,887	116,142

LEG Immobilien AG	1,434	181,998

METRO AG	7,834	74,050

MTU Aero Engines AG*	527	91,241

Muenchener Rueckversicherungs – Gesellschaft AG, Registered Shares	2,253	585,548

RWE AG	8,038	280,857

SAP SE	6,998	977,131

Siemens AG, Registered Shares	12,222	1,438,055

Siemens Healthineers AG(b)	9,084	435,145

Siltronic AG	469	47,819

Software AG	2,758	111,206

Stroeer SE & Co. KGaA	420	28,256

Suedzucker AG	5,194	81,846

Symrise AG	1,220	141,820

Talanx AG*	5,513	204,829

Telefonica Deutschland Holding AG	136,487	402,707

TUI AG	23,542	110,947

Uniper SE	6,385	205,817

Volkswagen AG	3,651	587,619

Wacker Chemie AG	979	67,117

Total Germany		18,160,098

Hong Kong – 2.5%

AIA Group Ltd.	66,400	619,412

Bank of East Asia Ltd. (The)	52,549	120,008

CLP Holdings Ltd.	34,000	333,400

Hang Lung Properties Ltd.	88,000	208,463

Hang Seng Bank Ltd.	23,800	399,510

Henderson Land Development Co., Ltd.	68,000	257,946

Hong Kong & China Gas Co., Ltd.	141,873	219,661

Hong Kong Exchanges & Clearing Ltd.	11,159	475,130

Hutchison Port Holdings Trust	469,300	45,053

Lai Sun Development Co., Ltd.	27,300	28,425

MTR Corp., Ltd.	64,643	334,873

New World Development Co., Ltd.	37,252	176,877

PCCW Ltd.	224,000	127,745

Power Assets Holdings Ltd.	45,500	247,447

Sino Land Co., Ltd.	136,000	171,087

SJM Holdings Ltd.	156,000	173,100

Sun Hung Kai Properties Ltd.	35,500	453,228

Swire Pacific Ltd. Class A	9,000	47,726

Swire Pacific Ltd. Class B	57,500	54,826

Swire Properties Ltd.	62,000	157,431

Techtronic Industries Co., Ltd.	18,000	176,041

Wharf Holdings Ltd. (The)(a)	61,000	124,039

Total Hong Kong		4,951,428

Ireland – 0.2%

CRH PLC	9,549	327,111

Total Produce PLC	43,753	56,021

Total Ireland		383,132

Israel – 0.3%

Delek Automotive Systems Ltd.	14,814	67,158

Delek Group Ltd.	711	16,634

First International Bank of Israel Ltd.	9,126	192,754

Fox Wizel Ltd.	535	19,616

Harel Insurance Investments & Financial Services Ltd.	13,443	72,634

ICL Group Ltd.	33,257	98,591

Menora Mivtachim Holdings Ltd.	5,667	56,949

Migdal Insurance & Financial Holdings Ltd.	69,572	36,023

Naphtha Israel Petroleum Corp., Ltd.*	6,395	20,843

NR Spuntech Industries Ltd.	7,251	18,449

Total Israel		599,651

Italy – 2.8%

A2A SpA	72,463	102,588

ACEA SpA	5,018	96,319

Ascopiave SpA	39,097	164,669

Assicurazioni Generali SpA	21,209	320,867

ASTM SpA	5,673	129,599

Azimut Holding SpA	4,167	71,185

Banca Generali SpA	3,108	93,064

Banca Mediolanum SpA	21,157	151,842

Credito Emiliano SpA	15,250	75,363

DiaSorin SpA	690	132,056

Enel SpA	175,513	1,513,545

Eni SpA	82,602	787,655

ERG SpA	5,048	108,801

Ferrari N.V.	491	83,740

Hera SpA	40,401	151,829

Infrastrutture Wireless Italiane SpA(b)	11,086	111,065

Italgas SpA	17,941	104,178

Leonardo SpA	6,076	40,263

Mediobanca Banca di Credito Finanziario SpA	15,362	110,252

Piaggio & C. SpA	8,267	19,963

Poste Italiane SpA(b)	22,631	196,735

Recordati SpA	3,818	190,610

Saras SpA*	46,580	36,622

Snam SpA	66,524	323,821

Telecom Italia SpA RSP	142,017	55,030

Terna Rete Elettrica Nazionale SpA	32,456	223,019

UnipolSai Assicurazioni SpA(a)	70,443	168,363

Total Italy		5,563,043

Japan – 24.1%

Advantest Corp.	3,500	198,545

Aeon Co., Ltd.	11,800	273,986

AGC, Inc.	5,100	144,890

Ahresty Corp.	30,400	100,314

Aisin Seiki Co., Ltd.	6,600	192,093

Ajinomoto Co., Inc.	9,400	156,137

See Notes to Financial Statements.

WisdomTree Trust	23

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Amada Co., Ltd.	14,100	$115,142

Aozora Bank Ltd.(a)	6,200	107,811

Artnature, Inc.	20,800	118,571

Asahi Group Holdings Ltd.(a)	5,900	206,501

Asahi Holdings, Inc.	2,600	68,781

Asahi Kasei Corp.	20,400	165,567

Astellas Pharma, Inc.	25,500	425,335

Azbil Corp.	5,100	155,290

Bank of the Ryukyus Ltd.	12,500	110,766

Bridgestone Corp.(a)	10,900	350,485

Brother Industries Ltd.	7,100	127,805

Canon Electronics, Inc.	8,400	125,278

Canon, Inc.(a)	25,700	508,473

Capcom Co., Ltd.	2,700	98,104

Chiba Bank Ltd. (The)	23,700	111,597

Chubu Electric Power Co., Inc.	13,600	170,433

Chugai Pharmaceutical Co., Ltd.	8,100	432,836

Citizen Watch Co., Ltd.	30,700	99,597

Concordia Financial Group Ltd.	42,200	134,949

Dai Nippon Toryo Co., Ltd.	13,600	118,244

Dai-ichi Life Holdings, Inc.	15,500	184,331

Daido Steel Co., Ltd.	2,900	88,840

Daifuku Co., Ltd.	1,800	157,167

Daiichi Sankyo Co., Ltd.	4,000	326,496

Daikin Industries Ltd.	1,900	305,293

Daito Trust Construction Co., Ltd.	1,700	156,141

Daiwa House Industry Co., Ltd.	10,800	254,471

Daiwa Securities Group, Inc.	39,200	163,398

Denso Corp.	10,100	393,665

Dentsu Group, Inc.(a)	4,800	113,677

DIC Corp.(a)	4,500	112,662

Dip Corp.	2,200	44,475

Disco Corp.	600	145,099

Dowa Holdings Co., Ltd.	3,100	93,961

East Japan Railway Co.	3,200	221,688

Eisai Co., Ltd.	3,000	237,642

Electric Power Development Co., Ltd.	8,400	159,225

Elematec Corp.	8,300	67,394

ENEOS Holdings, Inc.	64,300	227,674

Enplas Corp.(a)	2,600	57,165

FamilyMart Co., Ltd.	4,000	68,555

FANUC Corp.	4,300	767,651

Fast Retailing Co., Ltd.	500	285,953

Fuji Electric Co., Ltd.	4,100	111,882

Fujitsu Ltd.	2,500	292,441

Fukuoka Financial Group, Inc.	8,400	132,441

Hakuto Co., Ltd.(a)	11,400	103,872

Hamamatsu Photonics K.K.	2,800	121,203

Hikari Tsushin, Inc.	900	204,801

Hino Motors Ltd.	17,600	118,764

Hirose Electric Co., Ltd.	1,100	120,517

Hitachi Construction Machinery Co., Ltd.	6,600	182,305

Hitachi Ltd.	8,600	271,269

Hitachi Metals Ltd.	8,300	98,706

Hokuhoku Financial Group, Inc.	10,700	88,369

Honda Motor Co., Ltd.	28,200	720,259

Hulic Co., Ltd.(a)	18,700	175,413

Ichiken Co., Ltd.	6,000	84,034

Idemitsu Kosan Co., Ltd.	3,400	72,075

IHI Corp.	3,800	54,877

Ines Corp.	8,600	108,810

IR Japan Holdings Ltd.	300	31,339

Isuzu Motors Ltd.	13,400	120,890

ITOCHU Corp.	30,900	664,915

Iyo Bank Ltd. (The)	20,800	126,861

Japan Exchange Group, Inc.	12,100	279,494

Japan Post Holdings Co., Ltd.	60,700	431,373

Japan Post Insurance Co., Ltd.	8,900	116,566

Japan Tobacco, Inc.(a)	48,400	897,925

JSR Corp.	7,200	138,815

JTEKT Corp.	10,500	81,462

Kaga Electronics Co., Ltd.	3,800	68,896

Kajima Corp.	10,300	122,586

Kansai Electric Power Co., Inc. (The)	19,600	189,850

Kansai Paint Co., Ltd.	5,000	105,344

Kao Corp.(a)	4,000	316,633

Kawasaki Heavy Industries Ltd.	5,900	84,766

KDDI Corp.	38,200	1,145,097

Keio Corp.	2,100	119,905

Keyence Corp.	430	179,477

Kirin Holdings Co., Ltd.	7,200	151,795

Koito Manufacturing Co., Ltd.	2,400	96,547

Komatsu Ltd.	18,000	367,642

Kuraray Co., Ltd.(a)	10,300	107,406

Kyokuto Securities Co., Ltd.(a)	13,600	64,417

Kyowa Exeo Corp.	5,300	126,500

Kyowa Kirin Co., Ltd.(a)	6,300	165,201

Kyushu Electric Power Co., Inc.	14,400	120,795

Kyushu Railway Co.	6,000	155,666

Lawson, Inc.	4,300	215,628

LIXIL Group Corp.	8,300	115,862

Mabuchi Motor Co., Ltd.	4,500	143,069

Makita Corp.	3,900	141,526

Marubeni Corp.	41,800	188,882

Marubun Corp.(a)	23,800	128,613

Matsui Securities Co., Ltd.(a)	15,500	119,247

Maxell Holdings Ltd.	6,100	56,768

Mazda Motor Corp.	14,100	84,429

McDonald’s Holdings Co., Japan Ltd.	3,500	188,812

MEIJI Holdings Co., Ltd.	3,100	246,540

MINEBEA MITSUMI, Inc.	8,200	148,441

Mitsubishi Chemical Holdings Corp.	33,900	197,144

Mitsubishi Corp.	28,700	603,875

Mitsubishi Electric Corp.	31,600	409,920

Mitsubishi Gas Chemical Co., Inc.	8,400	126,913

Mitsubishi Heavy Industries Ltd.	5,000	117,857

Mitsubishi Logistics Corp.	4,600	118,491

Mitsubishi Motors Corp.	41,400	102,075

See Notes to Financial Statements.

24	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Mitsubishi UFJ Financial Group, Inc.	205,000	$801,112

Mitsui Chemicals, Inc.	6,000	124,966

Mitsui Fudosan Co., Ltd.	9,600	169,914

Mixi, Inc.	8,200	144,641

Mizuho Financial Group, Inc.	457,200	560,243

MS&AD Insurance Group Holdings, Inc.	10,300	282,693

Murata Manufacturing Co., Ltd.	5,700	333,700

Nagase & Co., Ltd.	10,600	131,954

NGK Insulators Ltd.	11,500	158,613

NGK Spark Plug Co., Ltd.	7,200	103,043

Nichi-iko Pharmaceutical Co., Ltd.	10,900	131,647

Nikon Corp.	10,900	91,132

Nintendo Co., Ltd.	1,400	623,015

Nippon Express Co., Ltd.	2,500	129,304

Nippon Kayaku Co., Ltd.	7,100	74,037

Nippon Paint Holdings Co., Ltd.(a)	2,900	210,743

Nippon Signal Co., Ltd.	11,700	122,873

Nippon Telegraph & Telephone Corp.	58,400	1,361,683

Nissan Chemical Corp.	1,900	97,215

Nissin Foods Holdings Co., Ltd.	1,900	168,188

Nitto Denko Corp.	3,800	214,858

Nomura Research Institute Ltd.	6,000	162,784

NSK Ltd.	16,100	119,237

NTN Corp.	51,100	101,835

NTT DOCOMO, Inc.	65,800	1,757,757

Obayashi Corp.	18,200	170,048

Oji Holdings Corp.	17,900	83,125

Ono Pharmaceutical Co., Ltd.	9,400	273,326

Otsuka Holdings Co., Ltd.(a)	8,400	365,867

Panasonic Corp.	40,400	351,855

Pola Orbis Holdings, Inc.(a)	6,000	104,333

Recruit Holdings Co., Ltd.	7,100	242,315

Resona Holdings, Inc.	46,900	159,891

Ricoh Co., Ltd.	10,000	71,280

Rohm Co., Ltd.	1,500	99,272

Roland DG Corp.	4,000	45,678

Satori Electric Co., Ltd.(a)	10,900	83,858

SBI Holdings, Inc.	5,800	125,156

Secom Co., Ltd.	2,800	244,560

Seika Corp.(a)	11,000	126,533

Seiko Epson Corp.	8,300	94,859

Sekisui Chemical Co., Ltd.	14,500	207,249

Sekisui House Ltd.	21,000	399,523

Seven & I Holdings Co., Ltd.	10,500	342,587

SG Holdings Co., Ltd.	5,300	172,925

Sharp Corp.	8,300	88,166

Shimano, Inc.	1,000	192,334

Shimizu Corp.	22,400	183,751

Shin-Etsu Chemical Co., Ltd.	3,900	455,304

Shindengen Electric Manufacturing Co., Ltd.	3,400	67,663

Shizuoka Bank Ltd. (The)	18,300	117,550

Softbank Corp.	51,400	655,096

SoftBank Group Corp.	4,100	207,119

Sojitz Corp.	39,400	85,823

Sompo Holdings, Inc.	5,600	192,420

Sony Corp.	4,100	280,617

Sony Financial Holdings, Inc.	6,300	151,536

Square Enix Holdings Co., Ltd.	1,800	90,763

Subaru Corp.	18,400	382,292

SUMCO Corp.(a)	8,500	129,921

Sumitomo Chemical Co., Ltd.	35,500	105,955

Sumitomo Corp.	26,600	304,377

Sumitomo Electric Industries Ltd.	17,600	202,208

Sumitomo Metal Mining Co., Ltd.	4,200	117,141

Sumitomo Mitsui Financial Group, Inc.(a)	21,100	592,994

Sumitomo Mitsui Trust Holdings, Inc.	7,200	201,882

Sumitomo Rubber Industries Ltd.(a)	11,300	111,235

Suntory Beverage & Food Ltd.	5,100	198,781

Suzuki Motor Corp.	3,300	111,861

T&D Holdings, Inc.	13,100	111,833

T. RAD Co., Ltd.	7,200	88,828

Taiheiyo Cement Corp.	3,100	71,606

Taisei Corp.	4,200	152,607

Taiyo Nippon Sanso Corp.	4,100	68,444

Takeda Pharmaceutical Co., Ltd.	23,900	852,456

TDK Corp.	1,400	138,592

Terumo Corp.	5,800	219,398

Toho Bank Ltd. (The)	42,400	87,642

Toho Co., Ltd.	3,300	119,141

Tohoku Electric Power Co., Inc.	15,500	147,407

Tokio Marine Holdings, Inc.	9,400	409,336

Tokyo Electron Ltd.	3,500	857,765

Tokyo Steel Manufacturing Co., Ltd.	8,300	47,699

Toray Industries, Inc.	16,000	75,265

Torishima Pump Manufacturing Co., Ltd.	14,800	109,747

Tosoh Corp.	10,300	140,344

TOTO Ltd.	3,700	141,127

Toyota Motor Corp.	42,874	2,687,250

Toyota Tsusho Corp.	7,200	182,127

Tsubaki Nakashima Co., Ltd.	4,500	35,079

Unicharm Corp.	4,900	200,751

West Holdings Corp.	1,800	36,439

Yamaguchi Financial Group, Inc.	14,800	90,815

Yamaha Corp.	2,900	136,284

Yamaha Motor Co., Ltd.	8,300	129,864

Yamato Holdings Co., Ltd.	5,200	112,305

Yokogawa Electric Corp.	4,100	63,846

Yokohama Rubber Co., Ltd. (The)(a)	8,300	116,478

Z Holdings Corp.	76,800	374,443

Total Japan		47,717,580

Macau – 0.2%

Galaxy Entertainment Group Ltd.	46,000	313,079

Mexico – 0.1%

Fresnillo PLC	17,270	179,545

Netherlands – 3.3%

ABN AMRO Bank N.V. CVA(b)	24,806	213,581

Akzo Nobel N.V.	2,072	185,568

See Notes to Financial Statements.

WisdomTree Trust	25

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

ASML Holding N.V.	2,056	$754,876

BE Semiconductor Industries N.V.	3,287	146,380

Heineken Holding N.V.	2,856	233,682

Heineken N.V.	4,006	369,216

IMCD N.V.	785	73,778

Koninklijke Ahold Delhaize N.V.	17,276	470,730

Koninklijke DSM N.V.	1,574	217,798

Koninklijke KPN N.V.	81,360	215,656

Koninklijke Vopak N.V.	1,811	95,762

NN Group N.V.	5,702	191,486

Royal Dutch Shell PLC Class A	100,824	1,603,321

Royal Dutch Shell PLC Class B	99,554	1,505,630

SBM Offshore N.V.	1,477	21,590

Wolters Kluwer N.V.	2,773	216,520

Total Netherlands		6,515,574

New Zealand – 0.5%

Chorus Ltd.	18,465	88,914

Genesis Energy Ltd.	81,948	159,845

Heartland Group Holdings Ltd.	47,582	37,676

Infratil Ltd.	39,427	119,291

Mainfreight Ltd.	3,296	83,599

Meridian Energy Ltd.	10,828	33,528

Port of Tauranga Ltd.	32,182	159,522

Ryman Healthcare Ltd.	9,829	82,763

Spark New Zealand Ltd.	47,886	140,569

Summerset Group Holdings Ltd.	15,332	63,760

Z Energy Ltd.	27,989	48,648

Total New Zealand		1,018,115

Norway – 1.5%

ABG Sundal Collier Holding ASA	429,134	186,609

AF Gruppen ASA	8,534	152,510

Aker ASA Class A*	1,867	67,814

Aker BP ASA	8,921	162,108

Austevoll Seafood ASA	10,683	87,982

Borregaard ASA	5,278	55,915

DNB ASA	27,155	357,769

Equinor ASA	59,322	839,990

Gjensidige Forsikring ASA*	7,801	143,211

Kongsberg Gruppen ASA	4,863	67,952

Mowi ASA	10,923	206,809

Orkla ASA	22,379	195,558

SpareBank 1 SMN	10,114	82,090

Telenor ASA	23,116	335,706

TGS Nopec Geophysical Co. ASA	4,494	64,915

Total Norway		3,006,938

Portugal – 0.4%

Corticeira Amorim, SGPS, S.A.	6,690	75,740

EDP – Energias de Portugal S.A.	78,241	373,475

Galp Energia, SGPS, S.A.	16,546	191,319

NOS, SGPS, S.A.(a)	22,100	96,407

Semapa-Sociedade de Investimento e Gestao	5,035	45,749

Total Portugal		782,690

Singapore – 1.8%

Asian Pay Television Trust	331,900	30,215

CapitaLand Ltd.*	74,000	154,890

China Aviation Oil Singapore Corp., Ltd.	132,100	94,692

CSE Global Ltd.	395,600	113,430

DBS Group Holdings Ltd.	46,900	699,272

Frasers Property Ltd.	115,500	104,319

Genting Singapore Ltd.	332,900	181,358

Jardine Cycle & Carriage Ltd.	9,800	141,621

Keppel Corp., Ltd.(a)	32,300	137,994

NetLink NBN Trust	262,200	182,312

Olam International Ltd.	130,800	130,327

Oversea-Chinese Banking Corp., Ltd.	47,085	303,763

Singapore Exchange Ltd.	27,700	165,598

Singapore Technologies Engineering Ltd.	59,500	140,748

Singapore Telecommunications Ltd.	300,300	529,542

StarHub Ltd.	101,400	94,491

United Overseas Bank Ltd.	19,628	284,631

Yanlord Land Group Ltd.	81,700	68,520

Total Singapore		3,557,723

South Africa – 0.2%

Anglo American PLC	20,241	467,533

Spain – 3.3%

ACS Actividades de Construccion y Servicios S.A.	4,708	118,658

Aena SME S.A.*(b)	2,555	340,627

Bankia S.A.	59,520	63,400

Bankinter S.A.	19,768	94,249

CaixaBank S.A.	138,241	295,082

Cie Automotive S.A.(a)	4,155	72,894

Enagas S.A.(a)	5,947	145,276

Ence Energia y Celulosa S.A.(a)	23,080	75,538

Endesa S.A.(a)	24,207	596,235

Euskaltel S.A.(b)	8,824	78,294

Faes Farma S.A.	21,169	86,069

Ferrovial S.A.	10,526	280,188

Grifols S.A.	3,726	113,117

Grupo Catalana Occidente S.A.	4,081	93,963

Iberdrola S.A.	96,648	1,120,238

Industria de Diseno Textil S.A.	44,079	1,166,888

Mapfre S.A.	59,382	105,645

Naturgy Energy Group S.A.	20,217	376,137

Prosegur Cia de Seguridad S.A.	27,300	63,532

Red Electrica Corp. S.A.(a)	11,663	217,514

Repsol S.A.	38,655	338,032

Sacyr S.A.	22,118	45,883

Telefonica S.A.(a)	103,650	494,412

Tubacex S.A.(a)	23,403	35,432

Zardoya Otis S.A.	13,441	91,936

Total Spain		6,509,239

Sweden – 2.2%

AAK AB*	7,027	120,754

Atlas Copco AB Class A	10,935	463,144

Axfood AB	7,470	163,084

See Notes to Financial Statements.

26	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Boliden AB	4,626	$105,265

Epiroc AB Class A	9,499	118,372

Essity AB Class B*	6,122	197,854

Evolution Gaming Group AB(b)	2,064	123,087

Fabege AB	9,666	112,984

Hexagon AB Class B*	1,570	91,672

Husqvarna AB Class B	16,206	132,721

ICA Gruppen AB	3,966	188,070

Intrum AB(a)	4,055	74,426

Investment AB Latour Class B(a)	8,991	163,093

Lifco AB Class B	1,077	68,204

Lundin Energy AB	5,218	125,792

NCC AB Class B	4,479	72,497

NetEnt AB*	4,009	30,638

NP3 Fastigheter AB	11,061	104,476

Securitas AB Class B*	9,451	127,361

Svenska Handelsbanken AB Class A*	43,544	413,349

Swedish Match AB	3,305	232,356

Tele2 AB Class B	9,714	128,819

Telefonaktiebolaget LM Ericsson Class B	18,217	168,470

Telia Co. AB	94,030	351,225

Volvo AB Class B*	29,044	454,833

Total Sweden		4,332,546

Switzerland – 9.7%

ABB Ltd., Registered Shares	36,249	815,990

Adecco Group AG, Registered Shares	4,861	228,083

Cie Financiere Richemont S.A., Registered Shares	5,480	349,545

Coca-Cola HBC AG	4,119	103,214

Credit Suisse Group AG, Registered Shares	30,541	315,805

DKSH Holding AG	1,790	114,856

EMS-Chemie Holding AG, Registered Shares	342	264,923

Geberit AG, Registered Shares	461	230,707

Givaudan S.A., Registered Shares	102	379,775

Julius Baer Group Ltd.	3,675	153,779

Kuehne + Nagel International AG, Registered Shares*	2,531	420,431

LafargeHolcim Ltd., Registered Shares*	9,747	426,994

Logitech International S.A., Registered Shares	2,300	150,154

Lonza Group AG, Registered Shares	429	226,464

Nestle S.A., Registered Shares	29,879	3,302,756

Novartis AG, Registered Shares	31,773	2,763,686

Partners Group Holding AG	370	335,579

Roche Holding AG, Bearer Shares	2,221	761,780

Roche Holding AG Genusschein	8,596	2,978,731

Schindler Holding AG Participation Certificate	823	193,688

SGS S.A., Registered Shares	119	290,734

SIG Combibloc Group AG*	8,660	140,106

Sika AG, Registered Shares	1,168	224,774

STMicroelectronics N.V.(a)	6,347	172,655

Sunrise Communications Group AG*(b)	2,171	192,573

Swatch Group AG (The), Bearer Shares(a)	917	183,003

Swiss Life Holding AG, Registered Shares	455	168,545

Swiss Re AG	6,649	512,665

Swisscom AG, Registered Shares(a)	920	481,482

Temenos AG, Registered Shares	846	131,380

UBS Group AG, Registered Shares	82,238	946,447

Vifor Pharma AG	825	124,114

Zurich Insurance Group AG	3,004	1,059,508

Total Switzerland		19,144,926

United Kingdom – 11.6%

Admiral Group PLC	7,091	201,430

Ashmore Group PLC	12,625	65,081

Ashtead Group PLC	3,824	128,471

AstraZeneca PLC	17,470	1,817,752

BAE Systems PLC	63,733	380,670

Bellway PLC	3,438	108,154

BP PLC	504,475	1,914,869

British American Tobacco PLC	68,466	2,626,302

Britvic PLC	12,817	121,943

Coca-Cola European Partners PLC(a)	5,211	197,237

Croda International PLC	1,225	79,555

DCC PLC	1,038	86,316

Diageo PLC	21,884	725,074

Drax Group PLC	16,361	51,995

easyJet PLC(a)	12,926	108,605

Evraz PLC	67,016	238,810

Fiat Chrysler Automobiles N.V.*	31,960	321,053

GlaxoSmithKline PLC	106,745	2,158,580

Halma PLC	1,983	56,428

Hargreaves Lansdown PLC	4,765	95,880

Hikma Pharmaceuticals PLC	2,947	80,837

Imperial Brands PLC	41,480	788,523

Informa PLC	19,363	112,543

Intertek Group PLC	2,049	137,727

J Sainsbury PLC	56,571	145,880

Jupiter Fund Management PLC	19,160	60,653

Legal & General Group PLC	139,747	381,431

Liontrust Asset Management PLC	7,862	126,772

London Stock Exchange Group PLC	1,787	184,546

Lookers PLC	95,565	24,797

McKay Securities PLC	31,606	70,294

Mondi PLC	6,110	114,036

National Grid PLC	84,243	1,029,665

Numis Corp. PLC	17,202	67,378

Pearson PLC	11,014	78,360

Pennon Group PLC	12,759	176,411

Persimmon PLC*	17,492	494,076

Pets at Home Group PLC	15,000	44,296

Prudential PLC	28,743	432,749

QinetiQ Group PLC	24,483	89,967

Reckitt Benckiser Group PLC	7,840	719,946

RELX PLC	15,476	357,584

Rotork PLC	19,366	67,000

Sage Group PLC (The)	19,000	157,715

Schroders PLC	4,222	153,841

Segro PLC	17,104	189,147

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

Investments	Shares	Value

Severn Trent PLC	5,329	$163,230

Smith & Nephew PLC	7,982	148,481

Speedy Hire PLC	97,062	67,880

Spirax-Sarco Engineering PLC	784	96,639

SSE PLC	37,832	637,839

St. James’s Place PLC	12,320	145,041

Standard Life Aberdeen PLC	84,608	279,754

Tate & Lyle PLC	18,658	153,907

TechnipFMC PLC	3,652	25,127

Tesco PLC	94,592	266,599

TP ICAP PLC	24,329	105,454

Ultra Electronics Holdings PLC	2,209	54,534

Unilever N.V.	19,361	1,027,466

Unilever PLC	13,548	729,023

United Utilities Group PLC	15,397	173,161

Vistry Group PLC	275	2,414

Vodafone Group PLC	715,481	1,139,185

Total United Kingdom		22,986,113

United States – 0.0%

Sims Ltd.	7,028	38,372
TOTAL COMMON STOCKS (Cost: $214,096,755)		197,483,072

RIGHTS – 0.0%

Spain – 0.0%

ACS Actividades de Construccion y Servicios S.A., expiring 7/10/20*	4,704	7,336

Repsol S.A., expiring 7/9/20*	38,646	18,807

Telefonica S.A., expiring 7/6/20*(a)	103,632	20,381
TOTAL RIGHTS (Cost: $51,215)		46,524

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.6%

United States – 2.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(c)
(Cost: $5,111,419)	5,111,419	5,111,419

TOTAL INVESTMENTS IN SECURITIES – 102.3% (Cost: $219,259,389)		202,641,015

Other Assets less Liabilities – (2.3)%		(4,496,495)

NET ASSETS – 100.0%		$198,144,520
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $9,617,480 and the total market value of the collateral held by the Fund was $10,130,737. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,019,318.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	7/3/2020	3,575,496	AUD	2,461,872	USD	$—	$(123)
Bank of America N.A.	7/3/2020	2,430,696	CHF	2,565,275	USD	37	—
Bank of America N.A.	7/3/2020	3,142,523	DKK	473,584	USD	—	(15)
Bank of America N.A.	7/3/2020	7,126,875	EUR	8,004,315	USD	398	—
Bank of America N.A.	7/3/2020	3,981,900	GBP	4,920,183	USD	—	(116)
Bank of America N.A.	7/3/2020	232,834	ILS	67,281	USD	—	(5)
Bank of America N.A.	7/3/2020	556,105,866	JPY	5,154,770	USD	—	(99)
Bank of America N.A.	7/3/2020	5,172,111	NOK	536,168	USD	—	(29)
Bank of America N.A.	7/3/2020	156,321	NZD	100,636	USD	—	(4)
Bank of America N.A.	7/3/2020	8,501,450	SEK	912,559	USD	—	(49)
Bank of America N.A.	7/3/2020	557,616	SGD	399,721	USD	—	(10)
Bank of America N.A.	7/3/2020	11,166,483	USD	16,837,431	AUD	—	(426,183)
Bank of America N.A.	7/3/2020	11,635,497	USD	11,185,436	CHF	—	(169,410)
Bank of America N.A.	7/3/2020	2,148,069	USD	14,433,950	DKK	—	(27,084)
Bank of America N.A.	7/3/2020	36,305,722	USD	32,727,612	EUR	—	(453,045)
Bank of America N.A.	7/3/2020	22,316,813	USD	18,144,045	GBP	—	(102,110)
Bank of America N.A.	7/3/2020	305,175	USD	1,071,718	ILS	—	(4,491)
Bank of America N.A.	7/3/2020	23,380,846	USD	2,520,623,540	JPY	16,618	—
Bank of America N.A.	7/3/2020	2,431,935	USD	23,697,772	NOK	—	(24,565)
Bank of America N.A.	7/3/2020	456,466	USD	738,980	NZD	—	(19,256)
Bank of America N.A.	7/3/2020	4,139,160	USD	39,066,522	SEK	—	(54,077)
Bank of America N.A.	7/3/2020	1,813,042	USD	2,564,930	SGD	—	(25,556)
Bank of America N.A.	8/5/2020	2,645,753	USD	2,504,650	CHF	—	(175)
Bank of America N.A.	8/5/2020	240,539	USD	1,595,091	DKK	3	—

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	8/5/2020	4,141,484	USD	3,684,899	EUR	$—	$(267)
Bank of America N.A.	8/5/2020	4,893,984	USD	3,959,864	GBP	97	—
Bank of America N.A.	8/5/2020	60,893	USD	210,575	ILS	—	(1)
Bank of America N.A.	8/5/2020	5,010,365	USD	540,319,264	JPY	—	(15)
Bank of America N.A.	8/5/2020	529,921	USD	5,111,427	NOK	7	—
Bank of America N.A.	8/5/2020	35,050	USD	54,445	NZD	—	(1)
Bank of America N.A.	8/5/2020	568,067	USD	5,290,364	SEK	—	(9)
Bank of America N.A.	8/5/2020	403,196	USD	562,508	SGD	—	(50)
Bank of America N.A.	8/6/2020	1,511,569	USD	2,195,079	AUD	—	(12)
Barclays Bank PLC	7/3/2020	151,925	USD	217,835	AUD	1,944	—
Barclays Bank PLC	7/3/2020	158,306	USD	150,131	CHF	—	(140)
Barclays Bank PLC	7/3/2020	29,225	USD	191,836	DKK	316	—
Barclays Bank PLC	7/3/2020	493,955	USD	434,862	EUR	5,530	—
Barclays Bank PLC	7/3/2020	303,630	USD	238,657	GBP	8,743	—
Barclays Bank PLC	7/3/2020	4,152	USD	14,304	ILS	19	—
Barclays Bank PLC	7/3/2020	318,107	USD	34,246,763	JPY	666	—
Barclays Bank PLC	7/3/2020	33,088	USD	306,676	NOK	1,298	—
Barclays Bank PLC	7/3/2020	6,210	USD	9,516	NZD	84	—
Barclays Bank PLC	7/3/2020	56,315	USD	516,291	SEK	898	—
Barclays Bank PLC	7/3/2020	24,667	USD	34,259	SGD	110	—
Citibank N.A.	7/3/2020	3,575,522	AUD	2,461,872	USD	—	(105)
Citibank N.A.	7/3/2020	2,430,652	CHF	2,565,275	USD	—	(9)
Citibank N.A.	7/3/2020	3,142,540	DKK	473,584	USD	—	(13)
Citibank N.A.	7/3/2020	7,126,488	EUR	8,004,315	USD	—	(36)
Citibank N.A.	7/3/2020	3,982,032	GBP	4,920,183	USD	47	—
Citibank N.A.	7/3/2020	232,845	ILS	67,281	USD	—	(2)
Citibank N.A.	7/3/2020	556,098,649	JPY	5,154,770	USD	—	(166)
Citibank N.A.	7/3/2020	5,172,295	NOK	536,168	USD	—	(10)
Citibank N.A.	7/3/2020	156,320	NZD	100,636	USD	—	(4)
Citibank N.A.	7/3/2020	8,501,772	SEK	912,559	USD	—	(14)
Citibank N.A.	7/3/2020	557,641	SGD	399,721	USD	8	—
Citibank N.A.	8/5/2020	2,645,753	USD	2,504,639	CHF	—	(164)
Citibank N.A.	8/5/2020	240,539	USD	1,595,196	DKK	—	(13)
Citibank N.A.	8/5/2020	4,141,484	USD	3,684,912	EUR	—	(281)
Citibank N.A.	8/5/2020	4,893,984	USD	3,960,140	GBP	—	(244)
Citibank N.A.	8/5/2020	60,893	USD	210,577	ILS	—	(1)
Citibank N.A.	8/5/2020	5,010,365	USD	540,327,281	JPY	—	(89)
Citibank N.A.	8/5/2020	529,921	USD	5,111,511	NOK	—	(2)
Citibank N.A.	8/5/2020	35,050	USD	54,444	NZD	—	(0)^
Citibank N.A.	8/5/2020	568,067	USD	5,290,213	SEK	8	—
Citibank N.A.	8/5/2020	403,196	USD	562,473	SGD	—	(24)
Citibank N.A.	8/6/2020	1,511,569	USD	2,195,102	AUD	—	(28)
Goldman Sachs	7/3/2020	3,575,610	AUD	2,461,872	USD	—	(44)
Goldman Sachs	7/3/2020	2,430,708	CHF	2,565,275	USD	51	—
Goldman Sachs	7/3/2020	3,142,582	DKK	473,584	USD	—	(6)
Goldman Sachs	7/3/2020	7,126,679	EUR	8,004,315	USD	177	—
Goldman Sachs	7/3/2020	3,981,910	GBP	4,920,183	USD	—	(104)
Goldman Sachs	7/3/2020	232,846	ILS	67,281	USD	—	(2)
Goldman Sachs	7/3/2020	556,106,381	JPY	5,154,770	USD	—	(95)
Goldman Sachs	7/3/2020	5,172,296	NOK	536,168	USD	—	(10)
Goldman Sachs	7/3/2020	156,323	NZD	100,636	USD	—	(2)
Goldman Sachs	7/3/2020	8,501,750	SEK	912,559	USD	—	(17)
Goldman Sachs	7/3/2020	557,644	SGD	399,721	USD	10	—
Goldman Sachs	8/5/2020	2,645,753	USD	2,504,584	CHF	—	(105)
Goldman Sachs	8/5/2020	240,539	USD	1,595,125	DKK	—	(2)

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation

Goldman Sachs	8/5/2020	4,141,484	USD	3,684,814	EUR	$—		$(171)
Goldman Sachs	8/5/2020	4,893,984	USD	3,959,842	GBP	124		—
Goldman Sachs	8/5/2020	60,893	USD	210,574	ILS	—		(0)^
Goldman Sachs	8/5/2020	5,010,365	USD	540,319,765	JPY	—		(20)
Goldman Sachs	8/5/2020	529,921	USD	5,111,493	NOK	—		(0)^
Goldman Sachs	8/5/2020	35,050	USD	54,444	NZD	—		(0)^
Goldman Sachs	8/5/2020	568,067	USD	5,290,299	SEK	—		(2)
Goldman Sachs	8/5/2020	403,196	USD	562,477	SGD	—		(27)
Goldman Sachs	8/6/2020	1,511,569	USD	2,195,016	AUD	31		—
Morgan Stanley & Co. International	7/3/2020	2,724,247	AUD	1,875,715	USD	—		(56)
Morgan Stanley & Co. International	7/3/2020	1,851,986	CHF	1,954,499	USD	53		—
Morgan Stanley & Co. International	7/3/2020	2,394,336	DKK	360,827	USD	—		(8)
Morgan Stanley & Co. International	7/3/2020	5,429,555	EUR	6,098,530	USD	—		(202)
Morgan Stanley & Co. International	7/3/2020	3,033,799	GBP	3,748,714	USD	—		(128)
Morgan Stanley & Co. International	7/3/2020	177,421	ILS	51,266	USD	—		(1)
Morgan Stanley & Co. International	7/3/2020	423,715,476	JPY	3,927,448	USD	66		—
Morgan Stanley & Co. International	7/3/2020	3,940,791	NOK	408,511	USD	—		(10)
Morgan Stanley & Co. International	7/3/2020	119,108	NZD	76,679	USD	—		(3)
Morgan Stanley & Co. International	7/3/2020	6,477,516	SEK	695,287	USD	—		(18)
Morgan Stanley & Co. International	7/3/2020	424,876	SGD	304,550	USD	10		—
Morgan Stanley & Co. International	8/5/2020	2,015,812	USD	1,908,329	CHF	—		(159)
Morgan Stanley & Co. International	8/5/2020	183,270	USD	1,215,370	DKK	—		(5)
Morgan Stanley & Co. International	8/5/2020	3,155,419	USD	2,807,462	EUR	—		(110)
Morgan Stanley & Co. International	8/5/2020	3,728,752	USD	3,017,058	GBP	52		—
Morgan Stanley & Co. International	8/5/2020	46,395	USD	160,440	ILS	—		(1)
Morgan Stanley & Co. International	8/5/2020	3,817,423	USD	411,700,290	JPY	—		(273)
Morgan Stanley & Co. International	8/5/2020	403,752	USD	3,894,487	NOK	1		—
Morgan Stanley & Co. International	8/5/2020	26,705	USD	41,481	NZD	0	^	—
Morgan Stanley & Co. International	8/5/2020	432,813	USD	4,030,619	SEK	8		—
Morgan Stanley & Co. International	8/5/2020	307,199	USD	428,579	SGD	—		(37)
Morgan Stanley & Co. International	8/6/2020	1,151,673	USD	1,672,388	AUD	29		—
UBS AG	7/3/2020	73,241	AUD	50,980	USD	—		(553)
UBS AG	7/3/2020	3,575,631	AUD	2,461,872	USD	—		(30)
UBS AG	7/3/2020	50,072	CHF	53,122	USD	—		(277)
UBS AG	7/3/2020	2,430,775	CHF	2,565,275	USD	121		—
UBS AG	7/3/2020	64,480	DKK	9,807	USD	—		(90)
UBS AG	7/3/2020	3,142,522	DKK	473,584	USD	—		(15)
UBS AG	7/3/2020	146,224	EUR	165,753	USD	—		(1,519)
UBS AG	7/3/2020	7,126,806	EUR	8,004,315	USD	320		—
UBS AG	7/3/2020	81,349	GBP	101,887	USD	—		(1,372)
UBS AG	7/3/2020	3,981,939	GBP	4,920,183	USD	—		(69)
UBS AG	7/3/2020	4,771	ILS	1,393	USD	—		(15)
UBS AG	7/3/2020	232,852	ILS	67,281	USD	—		(0)^
UBS AG	7/3/2020	11,338,517	JPY	106,745	USD	—		(1,646)
UBS AG	7/3/2020	556,111,020	JPY	5,154,770	USD	—		(52)
UBS AG	7/3/2020	105,091	NOK	11,103	USD	—		(209)
UBS AG	7/3/2020	5,172,309	NOK	536,168	USD	—		(9)
UBS AG	7/3/2020	3,195	NZD	2,084	USD	—		(27)
UBS AG	7/3/2020	156,325	NZD	100,636	USD	—		(1)
UBS AG	7/3/2020	175,160	SEK	18,897	USD	—		(96)
UBS AG	7/3/2020	8,501,823	SEK	912,559	USD	—		(9)
UBS AG	7/3/2020	11,497	SGD	8,277	USD	—		(35)
UBS AG	7/3/2020	557,642	SGD	399,721	USD	9		—
UBS AG	7/3/2020	455,775	USD	671,680	AUD	—		(6,680)
UBS AG	7/3/2020	474,918	USD	455,765	CHF	—		(6,088)

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation

UBS AG	7/3/2020	87,676	USD	586,599	DKK	$—		$(723)
UBS AG	7/3/2020	1,481,866	USD	1,329,731	EUR	—		(11,652)
UBS AG	7/3/2020	910,890	USD	729,628	GBP	9,355		—
UBS AG	7/3/2020	12,456	USD	43,522	ILS	—		(119)
UBS AG	7/3/2020	954,320	USD	102,598,179	JPY	3,314		—
UBS AG	7/3/2020	99,263	USD	955,501	NOK	216		—
UBS AG	7/3/2020	18,631	USD	29,639	NZD	—		(449)
UBS AG	7/3/2020	168,945	USD	1,583,885	SEK	—		(1,063)
UBS AG	7/3/2020	74,002	USD	104,117	SGD	—		(631)
UBS AG	8/5/2020	2,645,753	USD	2,504,626	CHF	—		(150)
UBS AG	8/5/2020	240,539	USD	1,595,187	DKK	—		(12)
UBS AG	8/5/2020	4,141,484	USD	3,684,863	EUR	—		(226)
UBS AG	8/5/2020	4,893,984	USD	3,959,934	GBP	9		—
UBS AG	8/5/2020	60,893	USD	210,602	ILS	—		(8)
UBS AG	8/5/2020	5,010,365	USD	540,320,266	JPY	—		(24)
UBS AG	8/5/2020	529,921	USD	5,111,394	NOK	10		—
UBS AG	8/5/2020	35,050	USD	54,443	NZD	0	^	—
UBS AG	8/5/2020	568,067	USD	5,290,249	SEK	4		—
UBS AG	8/5/2020	403,196	USD	562,471	SGD	—		(23)
UBS AG	8/6/2020	1,511,569	USD	2,195,057	AUD	3		—
						$50,804		$(1,343,592)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$197,483,072	$—	$—	$197,483,072
Rights	46,524	—	—	46,524
Investment of Cash Collateral for Securities Loaned	—	5,111,419	—	5,111,419
Total Investments in Securities	$197,529,596	$5,111,419	$—	$202,641,015
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	50,804	—	50,804
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	(1,343,592)	—	(1,343,592)
Total - Net	$197,529,596	$3,818,631	$—	$201,348,227
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 100.4%

Australia – 11.4%

Accent Group Ltd.	44,233	$42,636

ALS Ltd.	17,972	81,172

Altium Ltd.	1,573	35,176

Ansell Ltd.	3,802	96,069

AP Eagers Ltd.(a)	7,882	36,631

ARB Corp., Ltd.	2,195	27,127

AUB Group Ltd.	3,606	36,496

Austal Ltd.	8,688	19,321

Australian Finance Group Ltd.(a)	23,346	27,486

Bank of Queensland Ltd.(a)	32,345	137,403

Bapcor Ltd.(a)	9,517	38,659

Bega Cheese Ltd.	6,404	19,621

Bell Financial Group Ltd.	40,901	32,948

Blackmores Ltd.	686	36,817

Bravura Solutions Ltd.	6,099	18,896

Breville Group Ltd.	3,018	47,293

Brickworks Ltd.	5,471	59,628

carsales.com Ltd.	9,045	110,475

Cedar Woods Properties Ltd.	6,871	24,789

Centuria Capital Group	19,687	24,195

Codan Ltd.(a)	7,888	38,505

Collins Foods Ltd.(a)	4,615	29,931

Corporate Travel Management Ltd.	2,600	17,346

Costa Group Holdings Ltd.(a)	13,705	27,364

Credit Corp Group Ltd.(a)	1,691	18,139

CSR Ltd.	38,432	97,374

Data#3 Ltd.(a)	10,741	33,574

Dicker Data Ltd.	8,046	38,390

Domain Holdings Australia Ltd.(a)	9,608	22,161

Domino’s Pizza Enterprises Ltd.(a)	2,902	137,244

Elders Ltd.	4,494	29,147

Estia Health Ltd.	27,452	29,013

Event Hospitality and Entertainment Ltd.	7,379	42,726

FlexiGroup Ltd.(a)	20,673	16,013

G8 Education Ltd.(a)	29,363	17,892

Genworth Mortgage Insurance Australia Ltd.	31,538	44,948

GUD Holdings Ltd.(a)	5,207	41,264

GWA Group Ltd.(a)	16,609	31,676

Hansen Technologies Ltd.	7,477	14,980

Healius Ltd.	20,010	42,019

Helloworld Travel Ltd.(a)	8,094	12,761

HT&E Ltd.(a)	24,863	20,371

IGO Ltd.	4,990	16,731

Ingenia Communities Group	12,057	37,273

Inghams Group Ltd.(a)	21,668	47,739

Integrated Research Ltd.(a)	7,466	19,790

Invocare Ltd.(a)	3,601	25,983

IOOF Holdings Ltd.	40,411	136,889

IPH Ltd.	7,969	40,930

IRESS Ltd.	7,114	53,633

JB Hi-Fi Ltd.(a)	6,703	198,584

Jupiter Mines Ltd.(a)	308,323	59,438

Kogan.com Ltd.	2,841	28,793

Link Administration Holdings Ltd.	25,125	70,924

Lovisa Holdings Ltd.(a)	4,666	19,115

McMillan Shakespeare Ltd.	5,198	32,496

Metcash Ltd.(a)	47,821	89,555

Mineral Resources Ltd.	7,245	105,600

Monadelphous Group Ltd.	3,719	27,705

Money3 Corp. Ltd.	11,809	12,602

MyState Ltd.	11,482	31,068

Navigator Global Investments Ltd.	13,280	10,835

Netwealth Group Ltd.(a)	3,301	20,386

New Hope Corp., Ltd.(a)	60,731	57,075

NIB Holdings Ltd.	15,694	49,812

Nick Scali Ltd.(a)	8,175	36,473

Nine Entertainment Co. Holdings Ltd.	74,891	71,156

oOh!media Ltd.	15,492	9,706

Orora Ltd.(a)	43,776	76,555

OZ Minerals Ltd.	8,250	62,254

Pacific Current Group Ltd.	6,572	24,796

Peet Ltd.	38,174	25,494

Pendal Group Ltd.(a)	25,817	106,117

Perenti Global Ltd.	29,129	23,164

Perpetual Ltd.(a)	3,482	71,130

Pinnacle Investment Management Group Ltd.(a)	5,660	15,276

Platinum Asset Management Ltd.(a)	41,193	105,788

Premier Investments Ltd.(a)	7,263	86,260

Regis Healthcare Ltd.	24,104	23,400

Regis Resources Ltd.	18,504	66,503

Reliance Worldwide Corp., Ltd.(a)	18,121	36,680

Sandfire Resources Ltd.	8,959	31,273

SeaLink Travel Group Ltd.	7,595	23,113

Service Stream Ltd.	19,481	25,551

SG Fleet Group Ltd.	20,867	22,987

Sigma Healthcare Ltd.(a)	92,976	40,009

SmartGroup Corp., Ltd.	7,555	31,574

Southern Cross Media Group Ltd.(a)	83,226	10,028

Spark Infrastructure Group	125,708	186,948

St Barbara Ltd.	27,606	59,871

Steadfast Group Ltd.	20,070	46,429

Tassal Group Ltd.	8,845	21,010

Technology One Ltd.	5,671	34,320

Total Australia		4,322,497

Austria – 1.6%

AT&S Austria Technologie & Systemtechnik AG	1,193	21,439

EVN AG	5,050	85,192

Oesterreichische Post AG(a)	5,348	176,895

Palfinger AG*	1,031	22,696

Porr AG*(a)	2,078	34,355

S IMMO AG	1,982	35,528

UNIQA Insurance Group AG	22,510	151,440

Wienerberger AG	3,394	73,914

Total Austria		601,459

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

Belgium – 1.4%

Bekaert S.A.	2,097	$41,099

bpost S.A.*	29,191	196,715

D’ieteren S.A./N.V.	1,566	86,712

Econocom Group S.A./N.V.	12,590	25,396

Euronav N.V.	3,559	28,641

Fagron	776	16,298

Greenyard N.V.*(a)	3,447	21,603

Ontex Group N.V.*	2,793	40,875

Orange Belgium S.A.	2,233	36,366

Recticel S.A.	2,569	22,794

Total Belgium		516,499

China – 2.0%

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(a)	19,300	25,997

China Overseas Grand Oceans Group Ltd.	169,400	95,514

China Power International Development Ltd.	738,000	135,213

China South City Holdings Ltd.	454,000	46,276

China Traditional Chinese Medicine Holdings Co., Ltd.	190,000	91,685

CITIC Telecom International Holdings Ltd.	277,678	88,135

CPMC Holdings Ltd.(a)	90,900	34,364

Fountain SET Holdings Ltd.	121,513	15,365

Genertec Universal Medical Group Co., Ltd.(a)(b)	93,800	56,640

Poly Property Group Co., Ltd.	199,000	59,825

Shougang Fushan Resources Group Ltd.	485,903	101,564

Total China		750,578

Denmark – 1.3%

Alm Brand A/S*	9,818	91,582

D/S Norden A/S	1,540	20,677

Matas A/S	5,157	45,540

NNIT A/S(b)	1,378	24,379

Per Aarsleff Holding A/S	659	23,735

Ringkjoebing Landbobank A/S	770	54,362

Scandinavian Tobacco Group A/S Class A(b)	8,926	131,551

Schouw & Co. A/S	659	52,434

Spar Nord Bank A/S*	8,501	67,511

Total Denmark		511,771

Finland – 3.6%

Ahlstrom-Munksjo Oyj	4,237	63,292

Aktia Bank Oyj*	5,333	52,830

Altia Oyj	3,719	33,332

Cargotec Oyj Class B	2,363	54,832

Citycon Oyj(a)	13,407	93,209

Fiskars Oyj Abp	3,183	36,608

Kemira Oyj	7,175	92,351

Konecranes Oyj	3,551	80,245

Lassila & Tikanoja Oyj	2,979	43,764

Metsa Board Oyj	24,691	166,945

Oriola Oyj Class B	10,470	23,519

Outokumpu Oyj*	26,747	76,304

Raisio Oyj Class V	8,052	27,492

Sanoma Oyj	9,324	94,355

Terveystalo Oyj*(b)	3,774	37,132

TietoEVRY Oyj*	7,516	204,962

Tokmanni Group Corp.	4,447	65,630

Uponor Oyj	4,633	62,338

YIT Oyj	13,515	73,468

Total Finland		1,382,608

France – 2.0%

Albioma S.A.	1,160	47,684

Beneteau S.A.	3,125	22,217

Chargeurs S.A.	1,424	21,336

Derichebourg S.A.	10,393	29,742

Elior Group S.A.(b)	6,473	36,860

IPSOS	1,931	48,364

Jacquet Metal Service S.A.	1,996	26,274

Kaufman & Broad S.A.	2,062	71,099

Maisons du Monde S.A.(b)	1,697	22,205

Manitou BF S.A.*	1,145	22,351

Nexans S.A.*	606	28,137

Nexity S.A.	4,315	139,576

Quadient	1,935	28,209

Rallye S.A.	4,684	36,984

Rothschild & Co.*	2,416	58,341

Trigano S.A.	658	68,915

Vicat S.A.	1,679	51,576

Total France		759,870

Germany – 5.3%

Aareal Bank AG*	6,002	117,026

alstria office REIT-AG	7,366	109,702

AURELIUS Equity Opportunities SE & Co. KGaA	1,574	26,005

Aurubis AG	2,044	125,989

BayWa AG	1,310	42,374

Bilfinger SE	2,081	39,734

CANCOM SE	608	32,232

CropEnergies AG	4,770	47,949

Dermapharm Holding SE	1,578	78,488

Deutz AG*	3,778	17,754

DIC Asset AG*	3,917	52,529

Duerr AG	2,580	67,227

Encavis AG	6,242	90,999

Freenet AG	14,197	228,337

Gerresheimer AG	640	59,015

Hamburger Hafen und Logistik AG	2,600	44,036

Indus Holding AG	1,162	39,283

Jenoptik AG	961	22,494

JOST Werke AG*(b)	831	28,047

Krones AG	877	56,244

MLP SE	6,965	42,712

PATRIZIA AG	1,687	40,832

Pfeiffer Vacuum Technology AG	251	46,346

RHOEN-KLINIKUM AG	908	18,520

RIB Software SE	406	13,224

Salzgitter AG*	1,675	23,563

Siltronic AG	3,038	309,753

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares		Value

Software AG	2,338		$94,271

Takkt AG	3,401		34,608

VERBIO Vereinigte BioEnergie AG	2,276		23,773

Wuestenrot & Wuerttembergische AG	3,204		54,554

Total Germany			2,027,620

Hong Kong – 1.0%

BOCOM International Holdings Co., Ltd.	146,000		18,272

Dah Sing Banking Group Ltd.	50,000		45,675

Dah Sing Financial Holdings Ltd.	17,200		48,157

Guotai Junan International Holdings Ltd.(a)	364,052		47,441

Hongkong & Shanghai Hotels Ltd. (The)	33,500		30,300

Hutchison Port Holdings Trust	733,600		70,426

Kowloon Development Co., Ltd.	40,000		43,404

Lai Sun Development Co., Ltd.	13,200		13,744

Nissin Foods Co., Ltd.	30,000		24,115

Television Broadcasts Ltd.	45,800		53,184

Total Hong Kong			394,718

Indonesia – 0.1%

First Resources Ltd.	36,227		36,096

Ireland – 0.4%

C&C Group PLC	15,163		43,091

Hibernia REIT PLC	21,160		26,618

Irish Continental Group PLC	6,660		26,442

Origin Enterprises PLC	6,489		19,678

Total Produce PLC	14,037		17,973

Total Ireland			133,802

Israel – 2.5%

Ashtrom Group Ltd.	4,625		48,883

Ashtrom Properties Ltd.	6,962		23,636

AudioCodes Ltd.	717		22,996

Delek Automotive Systems Ltd.	7,076		32,079

Delek Group Ltd.	1,020		23,880

First International Bank of Israel Ltd.	4,324		91,329

Fox Wizel Ltd.	1,092		40,040

Gazit-Globe Ltd.	11,314		53,318

Gilat Satellite Networks Ltd.*	4,101		26,661

Harel Insurance Investments & Financial Services Ltd.	9,915		53,572

Hilan Ltd.*	686		27,611

Inrom Construction Industries Ltd.	9,748		31,968

Magic Software Enterprises Ltd.	2,943		33,376

Matrix IT Ltd.	2,712		57,587

Maytronics Ltd.	3,780		42,810

Mediterranean Towers Ltd.*	10,117		21,281

Mehadrin Ltd.*	0	‡	13

Menora Mivtachim Holdings Ltd.	1,244		12,501

Naphtha Israel Petroleum Corp., Ltd.*	7,856		25,604

OPC Energy Ltd.	2,188		17,815

Paz Oil Co., Ltd.	690		54,826

Phoenix Holdings Ltd. (The)*	19,685		72,803

Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	673		37,296

Shapir Engineering and Industry Ltd.*	5,680		34,481

Shufersal Ltd.	7,811		50,983

Total Israel			937,349

Italy – 3.7%

Anima Holding SpA(b)	26,020		111,871

Aquafil SpA(a)	3,480		15,224

Ascopiave SpA	10,005		42,139

ASTM SpA	2,174		49,665

Avio SpA*	1,547		26,514

Azimut Holding SpA	12,437		212,463

Banca Farmafactoring SpA*(b)	21,358		121,380

Banca IFIS SpA*	5,929		56,936

Banca Popolare di Sondrio SCPA*	14,183		26,778

Banca Sistema SpA(a)(b)	16,325		26,733

Brunello Cucinelli SpA*	759		22,539

Cairo Communication SpA*	14,033		23,106

Cementir Holding N.V.	4,122		29,305

Credito Emiliano SpA	16,927		83,651

Datalogic SpA(a)	2,114		26,189

doValue SpA*(a)(b)	3,804		34,308

Falck Renewables SpA	5,963		36,434

Fiera Milano SpA(a)	3,487		11,867

Gruppo MutuiOnline SpA	1,128		24,097

Immobiliare Grande Distribuzione SIIQ SpA	11,172		43,980

MARR SpA*	3,057		45,802

Piaggio & C. SpA	16,322		39,414

RAI Way SpA(b)	8,526		56,019

Reply SpA	398		32,118

Saras SpA*	70,106		55,118

Societa Cattolica di Assicurazioni SC(a)	9,979		57,272

Unieuro SpA*(a)(b)	3,045		25,547

Zignago Vetro SpA	3,486		52,152

Total Italy			1,388,621

Japan – 33.7%

77 Bank Ltd. (The)	2,135		31,723

ADEKA Corp.	2,500		33,068

Aeon Delight Co., Ltd.	1,100		30,507

Ai Holdings Corp.(a)	1,900		27,368

Aica Kogyo Co., Ltd.	1,400		45,873

Aichi Corp.	3,400		23,416

Alpen Co., Ltd.(a)	2,200		34,075

Amano Corp.	1,900		39,397

Anest Iwata Corp.	2,900		22,580

Anritsu Corp.	1,700		40,276

AOKI Holdings, Inc.	4,900		28,341

Aomori Bank Ltd. (The)	1,048		21,740

Aoyama Trading Co., Ltd.	3,000		20,355

Arcs Co., Ltd.	1,700		34,147

Ariake Japan Co., Ltd.	400		25,360

As One Corp.	335		36,579

Asahi Holdings, Inc.	1,700		44,972

Asia Pile Holdings Corp.(a)	5,500		24,114

Asics Corp.(a)	2,900		32,955

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

Autobacs Seven Co., Ltd.	2,200	$27,692

Awa Bank Ltd. (The)	970	21,749

Axial Retailing, Inc.	800	31,923

Bank of Nagoya Ltd. (The)	1,249	26,789

Bank of Okinawa Ltd. (The)	842	24,194

Bell System24 Holdings, Inc.(a)	2,001	25,837

Benesse Holdings, Inc.	1,900	50,897

Bic Camera, Inc.	3,400	35,990

C.I. Takiron Corp.	4,900	31,839

Canon Electronics, Inc.	1,600	23,862

Central Glass Co., Ltd.	1,600	27,155

Chugoku Bank Ltd. (The)	3,500	32,377

Citizen Watch Co., Ltd.	10,800	35,037

CKD Corp.	1,600	28,267

CONEXIO Corp.	2,200	28,977

Cosel Co., Ltd.	2,900	25,187

Cosmo Energy Holdings Co., Ltd.	2,719	39,568

Credit Saison Co., Ltd.(a)	4,800	54,814

Dai Nippon Toryo Co., Ltd.	3,500	30,431

Daibiru Corp.	3,900	35,607

Daido Steel Co., Ltd.	1,300	39,825

Daihen Corp.	837	29,830

Daiichikosho Co., Ltd.	1,400	41,850

Daikyonishikawa Corp.(a)	4,300	19,171

Daishi Hokuetsu Financial Group, Inc.	1,500	30,310

Daiwabo Holdings Co., Ltd.	700	45,678

DCM Holdings Co., Ltd.(a)	2,500	28,642

Denka Co., Ltd.	2,800	68,440

Denyo Co., Ltd.	1,895	33,514

DIC Corp.(a)	3,200	80,115

Dip Corp.	1,741	35,196

DMG Mori Co., Ltd.(a)	4,000	48,459

Doshisha Co., Ltd.	1,700	25,701

Doutor Nichires Holdings Co., Ltd.	1,500	24,220

Dowa Holdings Co., Ltd.	1,300	39,403

Eagle Industry Co., Ltd.	3,900	26,028

Ebara Corp.	1,800	42,128

EDION Corp.	3,100	31,407

Eidai Co., Ltd.	8,000	23,284

Elematec Corp.	2,500	20,299

en-japan, Inc.	1,000	24,619

EPS Holdings, Inc.	2,100	20,069

ES-Con Japan Ltd.	3,900	29,498

Exedy Corp.	1,830	27,157

Financial Products Group Co., Ltd.(a)	5,200	28,534

FP Corp.	559	44,612

Fuji Corp., Ltd.(a)	5,800	28,870

Fuji Oil Holdings, Inc.	1,500	38,541

Fujikura Ltd.	9,900	28,447

Fujimi, Inc.	1,500	46,091

Fujitec Co., Ltd.	2,500	45,859

Fujitsu General Ltd.	1,649	33,734

Furukawa Co., Ltd.	2,600	26,389

Furukawa Electric Co., Ltd.	1,500	36,275

Fuso Chemical Co., Ltd.	1,000	36,428

Fuyo General Lease Co., Ltd.	900	49,970

Glory Ltd.	1,400	31,793

GMO Financial Holdings, Inc.	6,800	40,024

GMO Internet, Inc.(a)	1,800	49,670

Goldcrest Co., Ltd.(a)	1,500	20,508

GS Yuasa Corp.	2,051	36,235

Gunma Bank Ltd. (The)	11,187	35,463

H2O Retailing Corp.	3,500	23,358

Hachijuni Bank Ltd. (The)	11,000	41,702

Hakudo Co., Ltd.(a)	2,400	30,855

Hakuto Co., Ltd.(a)	4,000	36,446

Hanwa Co., Ltd.	2,039	37,251

Hazama Ando Corp.	6,500	37,535

Heiwa Corp.	2,649	44,246

Heiwa Real Estate Co., Ltd.	1,400	39,968

Hiroshima Bank Ltd. (The)	7,700	36,257

Hokkoku Bank Ltd. (The)	900	23,834

Hokuetsu Corp.	6,400	22,661

Hokuhoku Financial Group, Inc.	3,406	28,129

Horiba Ltd.(a)	1,200	63,178

Hyakugo Bank Ltd. (The)	9,500	28,971

Hyakujushi Bank Ltd. (The)	1,867	33,607

Ibiden Co., Ltd.	2,210	64,425

Ichibanya Co., Ltd.	800	35,186

Ichigo, Inc.	10,100	25,277

Ichiyoshi Securities Co., Ltd.	6,500	27,353

IDOM, Inc.	4,400	20,270

Iino Kaiun Kaisha Ltd.(a)	7,900	24,897

Imasen Electric Industrial(a)	4,700	32,151

Inaba Denki Sangyo Co., Ltd.	1,600	35,623

Inabata & Co., Ltd.	2,800	33,766

Inageya Co., Ltd.	1,700	26,599

Information Services International-Dentsu Ltd.	800	37,151

IR Japan Holdings Ltd.	300	31,339

Itochu Enex Co., Ltd.	5,400	43,646

Itoham Yonekyu Holdings, Inc.(a)	6,700	40,305

Iyo Bank Ltd. (The)	6,100	37,204

JAC Recruitment Co., Ltd.	1,700	17,995

Japan Aviation Electronics Industry Ltd.	2,100	28,166

Japan Lifeline Co., Ltd.	1,800	23,742

Japan Steel Works Ltd. (The)(a)	2,200	31,220

Japan Wool Textile Co., Ltd. (The)(a)	3,584	35,480

Joshin Denki Co., Ltd.	1,246	24,970

Juroku Bank Ltd. (The)	1,100	19,984

K’s Holdings Corp.(a)	4,990	67,899

Kagome Co., Ltd.	1,400	41,850

Kaken Pharmaceutical Co., Ltd.(a)	1,300	66,395

Kameda Seika Co., Ltd.	500	24,007

Kandenko Co., Ltd.	5,878	49,962

Kaneka Corp.	1,500	38,930

Kanematsu Corp.	3,500	41,785

Kanematsu Electronics Ltd.	1,400	49,701

Kansai Mirai Financial Group, Inc.	9,500	35,575

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

Kasai Kogyo Co., Ltd.(a)	4,805	$20,220

Kato Sangyo Co., Ltd.	948	31,019

Keiyo Bank Ltd. (The)	5,201	24,972

Keiyo Co., Ltd.	5,800	39,729

King Jim Co., Ltd.	3,700	29,906

Kintetsu World Express, Inc.	2,100	36,264

Kitz Corp.	3,300	21,014

Kiyo Bank Ltd. (The)	2,000	30,347

Koei Tecmo Holdings Co., Ltd.(a)	3,460	112,089

Kohnan Shoji Co., Ltd.	1,400	43,991

Kokuyo Co., Ltd.	2,400	28,964

KOMEDA Holdings Co., Ltd.	2,400	40,688

Kondotec, Inc.	3,400	36,400

Konishi Co., Ltd.	2,000	27,937

Kumagai Gumi Co., Ltd.	1,600	38,263

Kurabo Industries Ltd.	1,563	32,757

Kureha Corp.	500	21,829

KYORIN Holdings, Inc.	2,673	54,681

Kyowa Exeo Corp.	2,400	57,283

Kyudenko Corp.	1,800	53,056

Kyushu Financial Group, Inc.	9,400	39,644

Lasertec Corp.	800	75,339

Life Corp.	966	30,891

Lintec Corp.	2,200	52,163

LIXIL VIVA Corp.	1,600	38,485

Mabuchi Motor Co., Ltd.	1,900	60,407

Macnica Fuji Electronics Holdings, Inc.	2,500	35,987

Maeda Corp.	4,100	31,201

Maeda Road Construction Co., Ltd.	2,242	42,228

Makino Milling Machine Co., Ltd.	1,000	30,588

Mandom Corp.	1,342	24,692

Marusan Securities Co., Ltd.(a)	8,700	33,063

Maruwa Unyu Kikan Co., Ltd.	500	14,020

Matsui Securities Co., Ltd.(a)	15,600	120,017

Maxell Holdings Ltd.	2,000	18,612

Megmilk Snow Brand Co., Ltd.	1,500	34,898

Meitec Corp.	1,300	62,539

Miraca Holdings, Inc.	2,100	49,461

Mirait Holdings Corp.	2,400	35,771

Mitsubishi Logistics Corp.	1,500	38,638

Mitsubishi Shokuhin Co., Ltd.	1,300	33,089

Mitsuboshi Belting Ltd.	1,800	28,197

Mitsui Mining & Smelting Co., Ltd.(a)	1,300	26,365

Mitsui OSK Lines Ltd.	1,900	33,602

Mitsui Sugar Co., Ltd.	1,700	31,231

Mixi, Inc.	3,500	61,737

Mochida Pharmaceutical Co., Ltd.	800	29,735

Modec, Inc.	1,300	18,388

Morinaga & Co., Ltd.	800	31,033

Morinaga Milk Industry Co., Ltd.	1,000	44,399

Morita Holdings Corp.	1,600	27,911

Morito Co., Ltd.	5,300	32,571

Morningstar Japan K.K.	10,097	37,155

MOS Food Services, Inc.(a)	1,100	30,323

Musashi Seimitsu Industry Co., Ltd.	2,200	19,576

Musashino Bank Ltd. (The)	1,800	25,694

Nagaileben Co., Ltd.	1,300	31,763

Nagase & Co., Ltd.	2,700	33,611

Nakanishi, Inc.	1,717	22,377

NEC Capital Solutions Ltd.	1,800	33,035

NEC Networks & System Integration Corp.	3,900	79,240

NET One Systems Co., Ltd.	900	29,990

NHK Spring Co., Ltd.	5,500	35,584

Nichias Corp.	2,274	47,278

Nichiden Corp.	1,500	32,827

NichiiGakkan Co., Ltd.	1,900	29,252

Nifco, Inc.	1,800	38,357

Nihon Kohden Corp.	1,100	36,961

Nihon Parkerizing Co., Ltd.	2,540	25,451

Nikkon Holdings Co., Ltd.	1,500	29,810

Nippo Corp.	1,700	42,892

Nippon Coke & Engineering Co., Ltd.(a)	50,900	31,610

Nippon Electric Glass Co., Ltd.(a)	2,900	45,294

Nippon Flour Mills Co., Ltd.	1,781	26,710

Nippon Gas Co., Ltd.	900	38,666

Nippon Kayaku Co., Ltd.	3,800	39,626

Nippon Light Metal Holdings Co., Ltd.	18,800	32,761

Nippon Paper Industries Co., Ltd.	1,900	26,558

Nippon Parking Development Co., Ltd.	17,591	22,664

Nippon Shokubai Co., Ltd.	900	47,050

Nippon Signal Co., Ltd.	2,800	29,405

Nippon Steel Trading Corp.	1,600	50,350

Nipro Corp.(a)	3,700	40,812

Nishi-Nippon Financial Holdings, Inc.	5,300	35,715

Nishi-Nippon Railroad Co., Ltd.(a)	1,200	32,568

Nishimatsu Construction Co., Ltd.	2,350	46,680

Nishio Rent All Co., Ltd.	1,100	22,666

Nisshin Oillio Group Ltd. (The)	1,042	32,549

Nisshinbo Holdings, Inc.(a)	5,650	40,849

Nissin Electric Co., Ltd.	2,700	26,228

Nitto Boseki Co., Ltd.	700	34,843

Noevir Holdings Co., Ltd.	1,073	45,800

NOK Corp.	4,500	55,601

Nomura Co., Ltd.	2,658	22,100

Noritz Corp.	2,400	29,187

North Pacific Bank Ltd.	14,800	28,534

NS United Kaiun Kaisha Ltd.	1,700	23,431

NSD Co., Ltd.	2,300	39,206

NTN Corp.	22,024	43,891

Obara Group, Inc.(a)	1,027	31,128

Ogaki Kyoritsu Bank Ltd. (The)	1,300	27,353

Ohsho Food Service Corp.	572	31,812

Oiles Corp.	2,000	25,898

Okabe Co., Ltd.	3,300	24,868

Okamoto Industries, Inc.	800	29,365

Okamura Corp.	3,000	20,800

Okasan Securities Group, Inc.(a)	7,200	21,690

Oki Electric Industry Co., Ltd.	3,100	29,826

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

Okinawa Electric Power Co., Inc. (The)	1,670	$27,770

OKUMA Corp.	900	38,458

Okumura Corp.	1,790	41,148

Open House Co., Ltd.	2,200	75,247

Optorun Co., Ltd.	1,000	23,247

Orient Corp.	23,300	25,485

OSG Corp.(a)	2,200	33,647

Outsourcing, Inc.	3,200	20,170

PAL GROUP Holdings Co., Ltd.	1,590	19,159

Paramount Bed Holdings Co., Ltd.	800	32,553

Penta-Ocean Construction Co., Ltd.	8,600	46,155

Prima Meat Packers Ltd.	1,557	41,622

PS Mitsubishi Construction Co., Ltd.	5,000	24,192

Raito Kogyo Co., Ltd.	1,800	23,825

Relia, Inc.	2,600	24,172

Rengo Co., Ltd.	3,950	32,146

Resorttrust, Inc.	3,400	43,963

Restar Holdings Corp.	1,954	37,673

Riso Kagaku Corp.(a)	1,600	22,098

Ryosan Co., Ltd.	1,900	39,080

Sac’s Bar Holdings, Inc.	4,400	24,552

Saibu Gas Co., Ltd.(a)	1,100	27,427

San ju San Financial Group, Inc.	2,300	28,205

San-Ai Oil Co., Ltd.	2,000	18,019

San-In Godo Bank Ltd. (The)	5,100	25,574

Sangetsu Corp.	1,700	23,999

Sanoh Industrial Co., Ltd.(a)	2,600	16,243

Sanwa Holdings Corp.	5,200	46,368

Sanyo Chemical Industries Ltd.	600	25,750

Sapporo Holdings Ltd.	1,400	26,226

Sato Holdings Corp.	1,400	30,262

Sawai Pharmaceutical Co., Ltd.	1,000	51,351

SCREEN Holdings Co., Ltd.	1,100	51,286

Seika Corp.(a)	3,000	34,509

Seiko Holdings Corp.(a)	1,600	25,331

Seino Holdings Co., Ltd.	4,200	54,892

Seiren Co., Ltd.	1,900	23,969

Senko Group Holdings Co., Ltd.	4,780	35,489

Senshu Ikeda Holdings, Inc.	17,800	26,398

Seria Co., Ltd.	1,400	49,766

Shikoku Bank Ltd. (The)	4,000	29,105

Shikoku Chemicals Corp.	2,112	21,221

Shikoku Electric Power Co., Inc.	5,100	37,582

Shimachu Co., Ltd.	1,453	40,296

Shinko Electric Industries Co., Ltd.	3,500	47,398

Shinmaywa Industries Ltd.	3,200	29,958

Ship Healthcare Holdings, Inc.	900	37,415

SHO-BOND Holdings Co., Ltd.(a)	900	39,834

SKY Perfect JSAT Holdings, Inc.(a)	12,400	45,975

Sotetsu Holdings, Inc.	1,600	42,682

Space Co., Ltd.(a)	3,500	31,469

Sparx Group Co., Ltd.(a)	13,200	26,428

SRA Holdings	1,600	35,430

Starts Corp., Inc.	1,300	26,606

Sumitomo Bakelite Co., Ltd.	1,100	30,741

Sumitomo Densetsu Co., Ltd.	1,500	33,146

Sumitomo Forestry Co., Ltd.	4,400	55,181

Sumitomo Mitsui Construction Co., Ltd.	7,213	31,290

Sumitomo Osaka Cement Co., Ltd.	1,100	38,592

Sumitomo Seika Chemicals Co., Ltd.	925	30,052

T-Gaia Corp.	2,400	45,204

T. RAD Co., Ltd.	1,900	23,441

Tachibana Eletech Co., Ltd.	2,400	38,619

Tadano Ltd.(a)	3,300	27,499

Taikisha Ltd.	900	24,768

Taiyo Holdings Co., Ltd.	1,200	55,281

Taiyo Yuden Co., Ltd.	1,400	43,407

Takara Holdings, Inc.	3,200	28,593

Takara Standard Co., Ltd.	1,900	26,875

Takasago Thermal Engineering Co., Ltd.	2,100	30,794

Takashimaya Co., Ltd.	3,000	25,027

Takeuchi Manufacturing Co., Ltd.	2,053	34,063

Tamron Co., Ltd.	1,500	25,847

Tanseisha Co., Ltd.	2,300	15,989

TechnoPro Holdings, Inc.	773	44,065

Tekken Corp.	1,500	28,697

THK Co., Ltd.	3,800	93,833

Toagosei Co., Ltd.(a)	3,000	29,309

Tocalo Co., Ltd.	2,500	26,834

Tochigi Bank Ltd. (The)	17,500	26,440

Toda Corp.	8,404	54,139

Toei Animation Co., Ltd.(a)	600	27,974

Toho Bank Ltd. (The)	11,214	23,180

Tokai Carbon Co., Ltd.(a)	3,800	35,610

TOKAI Holdings Corp.	4,000	36,854

Tokai Rika Co., Ltd.	3,700	53,467

Tokai Tokyo Financial Holdings, Inc.	12,918	28,498

Token Corp.	500	32,581

Tokuyama Corp.(a)	1,400	32,857

Tokyo Electron Device Ltd.	1,500	49,984

Tokyo Ohka Kogyo Co., Ltd.(a)	1,200	59,953

Tokyo Seimitsu Co., Ltd.	1,900	60,583

Tokyo Tatemono Co., Ltd.	5,400	61,866

Tokyu Construction Co., Ltd.	5,300	27,413

Topcon Corp.	2,200	17,660

Toppan Forms Co., Ltd.	3,300	32,607

Topy Industries Ltd.	1,900	21,503

Toshiba TEC Corp.	1,200	45,827

Totetsu Kogyo Co., Ltd.	1,145	28,857

Toyo Ink SC Holdings Co., Ltd.	1,928	36,421

Toyo Tire Corp.(a)	3,100	41,406

Toyobo Co., Ltd.	2,800	38,930

Toyoda Gosei Co., Ltd.	3,300	68,579

Toyota Boshoku Corp.	6,000	80,475

TS Tech Co., Ltd.	1,600	43,854

Tsubaki Nakashima Co., Ltd.	4,193	32,686

Tsubakimoto Chain Co.	1,456	35,278

Tsumura & Co.	1,713	44,776

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

UACJ Corp.	1,500	$26,806

Ube Industries Ltd.	3,100	53,216

Ulvac, Inc.(a)	1,600	46,123

Unipres Corp.	2,400	20,889

United Arrows Ltd.	1,000	16,888

Valor Holdings Co., Ltd.	1,600	31,174

Vital KSK Holdings, Inc.	2,900	27,741

VT Holdings Co., Ltd.	7,900	25,776

Wacoal Holdings Corp.	1,634	30,185

Wowow, Inc.	1,600	35,920

Xebio Holdings Co., Ltd.	3,000	23,330

Yahagi Construction Co., Ltd.(a)	4,300	31,288

Yamagata Bank Ltd. (The)	1,768	21,747

Yamazen Corp.	3,400	28,616

Yaoko Co., Ltd.	600	42,823

Yellow Hat Ltd.	2,300	31,637

Yuasa Trading Co., Ltd.	1,300	34,933

Yumeshin Holdings Co., Ltd.(a)	5,100	27,844

Zeon Corp.	3,300	30,313

Zojirushi Corp.(a)	2,200	27,774

Total Japan		12,803,009

Malaysia – 0.1%

Wing Tai Holdings Ltd.	28,700	36,825

Morocco – 0.0%

Vivo Energy PLC(b)	13,723	13,684

Netherlands – 1.5%

AMG Advanced Metallurgical Group N.V.	886	15,812

BE Semiconductor Industries N.V.(a)	7,647	340,543

Corbion N.V.(a)	1,385	49,856

ForFarmers N.V.(a)	5,514	33,690

Sligro Food Group N.V.(a)	2,296	35,380

TKH Group N.V. CVA	1,294	50,984

Van Lanschot Kempen N.V.	3,656	53,053

Total Netherlands		579,318

New Zealand – 2.5%

Arvida Group Ltd.	22,531	21,031

Chorus Ltd.	22,955	110,534

EBOS Group Ltd.	5,221	72,632

Freightways Ltd.	8,213	38,014

Genesis Energy Ltd.	71,055	138,597

Heartland Group Holdings Ltd.	41,208	32,629

Infratil Ltd.	27,112	82,031

Mainfreight Ltd.	1,705	43,245

NZX Ltd.	39,484	35,585

Oceania Healthcare Ltd.	40,579	23,511

Port of Tauranga Ltd.	13,487	66,853

Scales Corp., Ltd.	8,353	26,349

Skellerup Holdings Ltd.	21,370	29,440

SKYCITY Entertainment Group Ltd.	50,667	77,954

Summerset Group Holdings Ltd.	7,474	31,082

Trustpower Ltd.	13,060	58,431

Z Energy Ltd.	39,048	67,870

Total New Zealand		955,788

Norway – 3.1%

ABG Sundal Collier Holding ASA	97,664	42,469

AF Gruppen ASA(a)	3,088	55,185

American Shipping Co. ASA*	11,241	29,888

Atea ASA*	7,302	70,091

Austevoll Seafood ASA	9,653	79,499

Borregaard ASA	2,969	31,454

Elkem ASA(b)	82,232	167,158

Entra ASA(b)	6,809	86,674

Europris ASA(b)	15,342	73,855

Fjordkraft Holding ASA(b)	7,708	63,041

Grieg Seafood ASA	4,599	46,934

Kongsberg Gruppen ASA	4,637	64,794

Norway Royal Salmon ASA	1,374	35,721

Ocean Yield ASA(a)	20,828	46,743

Scatec Solar ASA(b)	1,479	23,978

Selvaag Bolig ASA	8,540	50,371

SpareBank 1 Nord Norge	6,241	40,304

SpareBank 1 SMN	7,241	58,772

TGS Nopec Geophysical Co. ASA	4,844	69,971

XXL ASA*(a)(b)	18,118	35,177

Total Norway		1,172,079

Portugal – 1.2%

Altri, SGPS, S.A.	10,372	49,719

Corticeira Amorim, SGPS, S.A.	4,269	48,331

Mota-Engil, SGPS, S.A.*(a)	14,415	18,489

Navigator Co. S.A. (The)	71,894	174,738

REN – Redes Energeticas Nacionais, SGPS, S.A.	47,262	128,990

Semapa-Sociedade de Investimento e Gestao	4,248	38,599

Total Portugal		458,866

Singapore – 3.3%

Accordia Golf Trust	112,800	55,387

AEM Holdings Ltd.	12,000	27,010

Asian Pay Television Trust	307,201	27,966

Best World International Ltd.†(a)	17,900	12,331

Bukit Sembawang Estates Ltd.	6,600	18,262

China Aviation Oil Singapore Corp., Ltd.	45,734	32,783

China Sunsine Chemical Holdings Ltd.	72,800	18,265

Chip Eng Seng Corp., Ltd.	61,305	25,268

CSE Global Ltd.	82,500	23,655

GuocoLand Ltd.	17,500	18,315

Hi-P International Ltd.(a)	35,300	26,822

iFAST Corp., Ltd.	25,100	25,369

Japfa Ltd.(a)	44,400	21,801

Keppel Infrastructure Trust	247,091	95,645

NetLink NBN Trust	257,900	179,322

Oxley Holdings Ltd.	160,652	27,062

Raffles Medical Group Ltd.	54,800	36,139

Riverstone Holdings Ltd.	24,000	44,902

SBS Transit Ltd.	11,718	25,031

Sheng Siong Group Ltd.	60,400	71,438

SIA Engineering Co., Ltd.	31,400	44,341

Singapore Post Ltd.	86,400	47,689

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

StarHub Ltd.	193,700	$180,502

Tuan Sing Holdings Ltd.	104,416	20,957

UMS Holdings Ltd.	58,100	37,274

Yanlord Land Group Ltd.	115,009	96,456

Total Singapore		1,239,992

Spain – 2.8%

Acerinox S.A.	11,326	91,335

Applus Services S.A.	2,048	15,710

Atresmedia Corp. de Medios de Comunicacion S.A.(a)	28,406	74,209

Bolsas y Mercados Espanoles SHMSF S.A.	6,380	236,181

Construcciones y Auxiliar de Ferrocarriles S.A.	503	18,248

ContourGlobal PLC(b)	9,367	21,990

Ence Energia y Celulosa S.A.(a)	21,006	68,750

Euskaltel S.A.(b)	7,945	70,495

Faes Farma S.A.	11,500	46,757

Liberbank S.A.	81,360	13,469

Mediaset Espana Comunicacion S.A.*	12,945	47,863

Melia Hotels International S.A.	6,642	28,214

Metrovacesa S.A.*(a)(b)	5,983	41,058

Prosegur Cia de Seguridad S.A.	20,289	47,216

Sacyr S.A.	31,224	64,773

Unicaja Banco S.A.*(b)	90,913	46,460

Viscofan S.A.	1,937	126,399

Total Spain		1,059,127

Sweden – 4.5%

AddTech AB Class B	1,211	48,665

Arjo AB Class B	3,885	21,600

Atrium Ljungberg AB Class B	4,351	61,272

Avanza Bank Holding AB	5,212	74,012

Beijer Ref AB(a)	1,994	60,227

Betsson AB*	10,198	70,930

Bilia AB Class A*	7,250	58,558

BillerudKorsnas AB	4,081	58,456

BioGaia AB Class B	528	29,130

Catena AB	1,035	40,771

Clas Ohlson AB Class B	4,752	53,199

Coor Service Management Holding AB*(b)	5,321	34,953

Corem Property Group AB	10,608	20,210

Dios Fastigheter AB	7,096	47,451

Dustin Group AB(b)	4,280	23,291

Fagerhult AB*	7,882	29,145

Hexpol AB*	11,587	85,814

Instalco AB	1,276	19,667

JM AB	4,724	106,328

LeoVegas AB(b)	5,451	24,375

Loomis AB*	2,526	60,353

Mycronic AB(a)	2,849	53,729

NCC AB Class B	4,418	71,510

NetEnt AB*	18,354	140,266

Nordic Waterproofing Holding A/S*(b)	3,069	33,534

NP3 Fastigheter AB	4,062	38,368

Platzer Fastigheter Holding AB Class B	3,364	28,705

Ratos AB Class B*	6,210	16,610

Resurs Holding AB(b)	15,521	63,739

Samhallsbyggnadsbolaget i Norden AB(a)	39,575	101,097

Sectra AB Class B*	627	35,668

SkiStar AB	3,156	32,215

Wihlborgs Fastigheter AB	5,033	82,383

Total Sweden		1,726,231

Switzerland – 2.4%

Allreal Holding AG, Registered Shares	668	132,254

Arbonia AG*	1,806	18,621

Bobst Group S.A., Registered Shares(a)	452	26,689

Cembra Money Bank AG	1,309	127,854

Comet Holding AG, Registered Shares	193	27,620

Daetwyler Holding AG, Bearer Shares	275	53,749

EFG International AG*	15,990	113,738

Galenica AG(b)	1,944	139,099

Huber + Suhner AG, Registered Shares	468	32,894

Implenia AG, Registered Shares	562	20,735

Landis+Gyr Group AG*	978	63,270

Mobilezone Holding AG, Registered Shares	4,156	36,097

Swissquote Group Holding S.A., Registered Shares	560	47,812

u-blox Holding AG*	386	26,397

Valiant Holding AG, Registered Shares	654	61,083

Total Switzerland		927,912

Ukraine – 0.1%

Ferrexpo PLC	21,391	45,831

United Kingdom – 8.4%

Avon Rubber PLC	529	20,916

Balfour Beatty PLC	16,890	54,427

Biffa PLC(b)	9,737	24,182

Big Yellow Group PLC	5,403	67,027

Bodycote PLC	11,335	87,885

Brewin Dolphin Holdings PLC	18,742	60,326

CareTech Holdings PLC(a)	6,207	33,285

Chemring Group PLC	8,437	25,228

Chesnara PLC	11,745	41,940

Clipper Logistics PLC	5,798	21,134

CMC Markets PLC(b)	28,705	94,699

Coats Group PLC	31,283	21,646

Concentric AB*	2,031	28,688

Cranswick PLC	1,327	59,322

Daily Mail & General Trust PLC Class A Non-Voting Shares(a)	10,540	89,730

Devro PLC	10,800	20,177

Diploma PLC	2,099	46,554

Drax Group PLC	24,085	76,541

EMIS Group PLC	2,006	26,769

Euromoney Institutional Investor PLC	3,849	37,333

Games Workshop Group PLC	960	95,072

Gamma Communications PLC	1,045	16,592

Genus PLC	963	42,027

Halfords Group PLC	20,570	38,633

Hastings Group Holdings PLC(b)	57,234	136,345

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

Investments	Shares	Value

Helical PLC	5,937	$22,667

Hilton Food Group PLC(a)	2,500	39,045

IntegraFin Holdings PLC	9,030	51,101

John Laing Group PLC(b)	13,566	58,399

Jupiter Fund Management PLC	38,808	122,851

Keller Group PLC	5,255	41,166

Liontrust Asset Management PLC	2,592	41,795

Lookers PLC	32,610	8,461

Marston’s PLC	56,965	37,410

Mitie Group PLC(a)	12,736	13,109

Moneysupermarket.com Group PLC	17,153	68,585

NCC Group PLC	15,422	33,804

Numis Corp. PLC	8,130	31,844

Paragon Banking Group PLC	13,659	59,070

Pets at Home Group PLC	25,742	76,018

Polar Capital Holdings PLC	6,590	40,876

Premier Miton Group PLC	10,694	13,412

PZ Cussons PLC	19,626	44,814

QinetiQ Group PLC	15,034	55,245

Rank Group PLC	21,185	38,322

Redde Northgate PLC	23,446	48,090

Renewi PLC	92,200	29,848

RWS Holdings PLC	4,153	30,737

Sabre Insurance Group PLC(b)	16,842	54,938

Safestore Holdings PLC	5,868	52,639

Smart Metering Systems PLC	2,156	15,771

Spirent Communications PLC	16,897	50,316

Stock Spirits Group PLC	11,228	32,464

Superdry PLC(a)	8,186	14,292

TalkTalk Telecom Group PLC	33,294	35,235

TBC Bank Group PLC*	2,141	23,650

Telecom Plus PLC	3,116	54,826

TP ICAP PLC	38,351	166,232

Ultra Electronics Holdings PLC	2,635	65,051

Urban & Civic PLC	4,122	11,867

Victrex PLC	2,847	68,772

Vistry Group PLC	25,056	219,963

Wincanton PLC	8,765	20,144

XPS Pensions Group PLC	17,490	24,852

Total United Kingdom		3,184,159

United States – 0.5%

Diversified Gas & Oil PLC	52,968	62,829

Sims Ltd.	12,052	65,802

TI Fluid Systems PLC(b)	28,155	64,498

Total United States		193,129
TOTAL COMMON STOCKS (Cost: $42,884,204)		38,159,438

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.1%

United States – 7.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(c)
(Cost: $2,688,939)	2,688,939	2,688,939

TOTAL INVESTMENTS IN SECURITIES – 107.5% (Cost: $45,573,143)		40,848,377

Other Assets less Liabilities – (7.5)%		(2,833,108)

NET ASSETS – 100.0%		$38,015,269

*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $12,331, which represents 0.03% of net assets.

‡	Share amount represents a fractional share.

(a)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,902,610 and the total market value of the collateral held by the Fund was $5,196,530. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,507,591.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America N.A.	7/2/2020	21,485	AUD	1,600,000	JPY	$—	$(38)

Bank of America N.A.	7/3/2020	18,703	AUD	100,000	HKD	—	(25)

Bank of America N.A.	7/3/2020	1,079,549	AUD	743,313	USD	—	(37)

Bank of America N.A.	7/3/2020	116,427	CHF	122,873	USD	2	—

Bank of America N.A.	7/3/2020	450,851	DKK	67,944	USD	—	(2)

Bank of America N.A.	7/3/2020	1,087,604	EUR	1,221,506	USD	61	—

Bank of America N.A.	7/3/2020	482,825	GBP	596,597	USD	—	(14)

Bank of America N.A.	7/3/2020	373,201	ILS	107,842	USD	—	(8)

Bank of America N.A.	7/3/2020	148,879,688	JPY	1,380,026	USD	—	(27)

Bank of America N.A.	7/3/2020	1,937,641	NOK	200,866	USD	—	(11)

Bank of America N.A.	7/3/2020	150,901	NZD	97,147	USD	—	(4)
Bank of America N.A.	7/3/2020	2,676,754	SEK	287,327	USD	—	(15)
Bank of America N.A.	7/3/2020	181,886	SGD	130,383	USD	—	(3)
Bank of America N.A.	7/3/2020	3,577,715	USD	5,394,673	AUD	—	(136,548)

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America N.A.	7/3/2020	591,414	USD	568,538	CHF	$—		$(8,611)
Bank of America N.A.	7/3/2020	327,030	USD	2,197,478	DKK	—		(4,123)
Bank of America N.A.	7/3/2020	5,879,350	USD	5,299,911	EUR	—		(73,366)
Bank of America N.A.	7/3/2020	2,871,543	USD	2,334,626	GBP	—		(13,139)
Bank of America N.A.	7/3/2020	519,068	USD	1,822,871	ILS	—		(7,639)
Bank of America N.A.	7/3/2020	6,642,339	USD	716,091,969	JPY	4,721		—
Bank of America N.A.	7/3/2020	966,812	USD	9,421,013	NOK	—		(9,766)
Bank of America N.A.	7/3/2020	467,591	USD	756,991	NZD	—		(19,725)
Bank of America N.A.	7/3/2020	1,382,965	USD	13,052,801	SEK	—		(18,068)
Bank of America N.A.	7/3/2020	627,564	USD	887,822	SGD	—		(8,846)
Bank of America N.A.	8/5/2020	126,358	USD	119,619	CHF	—		(8)
Bank of America N.A.	8/5/2020	34,651	USD	229,782	DKK	0	^	—
Bank of America N.A.	8/5/2020	616,297	USD	548,352	EUR	—		(40)
Bank of America N.A.	8/5/2020	592,193	USD	479,160	GBP	12		—
Bank of America N.A.	8/5/2020	96,133	USD	332,440	ILS	—		(1)
Bank of America N.A.	8/5/2020	1,334,692	USD	143,933,585	JPY	—		(4)
Bank of America N.A.	8/5/2020	204,005	USD	1,967,759	NOK	3		—
Bank of America N.A.	8/5/2020	33,370	USD	51,836	NZD	—		(1)
Bank of America N.A.	8/5/2020	185,632	USD	1,728,776	SEK	—		(3)
Bank of America N.A.	8/5/2020	134,042	USD	187,005	SGD	—		(17)
Bank of America N.A.	8/6/2020	449,561	USD	652,846	AUD	—		(4)
Citibank N.A.	7/3/2020	1,079,557	AUD	743,313	USD	—		(32)
Citibank N.A.	7/3/2020	116,425	CHF	122,873	USD	—		(0)^
Citibank N.A.	7/3/2020	450,853	DKK	67,944	USD	—		(2)
Citibank N.A.	7/3/2020	1,087,544	EUR	1,221,506	USD	—		(6)
Citibank N.A.	7/3/2020	482,841	GBP	596,597	USD	6		—
Citibank N.A.	7/3/2020	373,217	ILS	107,842	USD	—		(3)
Citibank N.A.	7/3/2020	148,877,756	JPY	1,380,026	USD	—		(44)
Citibank N.A.	7/3/2020	1,937,710	NOK	200,866	USD	—		(4)
Citibank N.A.	7/3/2020	150,901	NZD	97,147	USD	—		(4)
Citibank N.A.	7/3/2020	2,676,856	SEK	287,327	USD	—		(5)
Citibank N.A.	7/3/2020	181,894	SGD	130,383	USD	3		—
Citibank N.A.	8/5/2020	126,358	USD	119,619	CHF	—		(8)
Citibank N.A.	8/5/2020	34,651	USD	229,797	DKK	—		(2)
Citibank N.A.	8/5/2020	616,297	USD	548,354	EUR	—		(42)
Citibank N.A.	8/5/2020	592,193	USD	479,194	GBP	—		(29)
Citibank N.A.	8/5/2020	96,133	USD	332,441	ILS	—		(2)
Citibank N.A.	8/5/2020	1,334,692	USD	143,935,721	JPY	—		(24)
Citibank N.A.	8/5/2020	204,005	USD	1,967,791	NOK	—		(1)
Citibank N.A.	8/5/2020	33,370	USD	51,834	NZD	—		(0)^
Citibank N.A.	8/5/2020	185,632	USD	1,728,727	SEK	3		—
Citibank N.A.	8/5/2020	134,042	USD	186,993	SGD	—		(8)
Citibank N.A.	8/6/2020	449,561	USD	652,853	AUD	—		(8)
Goldman Sachs	7/3/2020	1,079,584	AUD	743,313	USD	—		(13)
Goldman Sachs	7/3/2020	116,427	CHF	122,873	USD	2		—
Goldman Sachs	7/3/2020	450,859	DKK	67,944	USD	—		(1)
Goldman Sachs	7/3/2020	1,087,574	EUR	1,221,506	USD	27		—
Goldman Sachs	7/3/2020	482,827	GBP	596,597	USD	—		(13)
Goldman Sachs	7/3/2020	373,219	ILS	107,842	USD	—		(3)
Goldman Sachs	7/3/2020	148,879,826	JPY	1,380,026	USD	—		(25)
Goldman Sachs	7/3/2020	1,937,711	NOK	200,866	USD	—		(4)
Goldman Sachs	7/3/2020	150,904	NZD	97,147	USD	—		(2)
Goldman Sachs	7/3/2020	2,676,849	SEK	287,327	USD	—		(5)
Goldman Sachs	7/3/2020	181,895	SGD	130,383	USD	3		—

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Goldman Sachs	8/5/2020	126,358	USD	119,616	CHF	$—		$(5)
Goldman Sachs	8/5/2020	34,651	USD	229,787	DKK	—		(0)^
Goldman Sachs	8/5/2020	616,297	USD	548,340	EUR	—		(25)
Goldman Sachs	8/5/2020	592,193	USD	479,158	GBP	15		—
Goldman Sachs	8/5/2020	96,133	USD	332,438	ILS	—		(1)
Goldman Sachs	8/5/2020	1,334,692	USD	143,933,719	JPY	—		(5)
Goldman Sachs	8/5/2020	204,005	USD	1,967,784	NOK	—		(0)^
Goldman Sachs	8/5/2020	33,370	USD	51,834	NZD	—		(0)^
Goldman Sachs	8/5/2020	185,632	USD	1,728,755	SEK	—		(1)
Goldman Sachs	8/5/2020	134,042	USD	186,995	SGD	—		(9)
Goldman Sachs	8/6/2020	449,561	USD	652,827	AUD	9		—
JP Morgan Chase Bank N.A.	7/1/2020	10	GBP	12	USD	—		(0)^
Morgan Stanley & Co. International	7/1/2020	600	ILS	173	USD	0	^	—
Morgan Stanley & Co. International	7/3/2020	822,535	AUD	566,337	USD	—		(17)
Morgan Stanley & Co. International	7/3/2020	88,710	CHF	93,620	USD	3		—
Morgan Stanley & Co. International	7/3/2020	343,523	DKK	51,769	USD	—		(1)
Morgan Stanley & Co. International	7/3/2020	828,582	EUR	930,672	USD	—		(31)
Morgan Stanley & Co. International	7/3/2020	367,866	GBP	454,554	USD	—		(15)
Morgan Stanley & Co. International	7/3/2020	284,366	ILS	82,168	USD	—		(2)
Morgan Stanley & Co. International	7/3/2020	113,436,419	JPY	1,051,450	USD	18		—
Morgan Stanley & Co. International	7/3/2020	1,476,382	NOK	153,045	USD	—		(4)
Morgan Stanley & Co. International	7/3/2020	114,978	NZD	74,020	USD	—		(3)
Morgan Stanley & Co. International	7/3/2020	2,039,519	SEK	218,919	USD	—		(6)
Morgan Stanley & Co. International	7/3/2020	138,594	SGD	99,344	USD	3		—
Morgan Stanley & Co. International	8/5/2020	96,275	USD	91,142	CHF	—		(8)
Morgan Stanley & Co. International	8/5/2020	26,402	USD	175,087	DKK	—		(1)
Morgan Stanley & Co. International	8/5/2020	469,564	USD	417,784	EUR	—		(16)
Morgan Stanley & Co. International	8/5/2020	451,198	USD	365,079	GBP	6		—
Morgan Stanley & Co. International	8/5/2020	73,247	USD	253,298	ILS	—		(1)
Morgan Stanley & Co. International	8/5/2020	1,016,911	USD	109,671,512	JPY	—		(73)
Morgan Stanley & Co. International	8/5/2020	155,433	USD	1,499,266	NOK	0	^	—
Morgan Stanley & Co. International	8/5/2020	25,427	USD	39,496	NZD	0	^	—
Morgan Stanley & Co. International	8/5/2020	141,435	USD	1,317,129	SEK	3		—
Morgan Stanley & Co. International	8/5/2020	102,129	USD	142,482	SGD	—		(12)
Morgan Stanley & Co. International	8/6/2020	342,526	USD	497,395	AUD	9		—
UBS AG	7/3/2020	54,774	AUD	38,126	USD	—		(414)
UBS AG	7/3/2020	1,079,590	AUD	743,313	USD	—		(9)
UBS AG	7/3/2020	5,940	CHF	6,302	USD	—		(33)
UBS AG	7/3/2020	116,431	CHF	122,873	USD	6		—
UBS AG	7/3/2020	22,914	DKK	3,485	USD	—		(32)
UBS AG	7/3/2020	450,850	DKK	67,944	USD	—		(2)
UBS AG	7/3/2020	55,272	EUR	62,654	USD	—		(574)
UBS AG	7/3/2020	1,087,593	EUR	1,221,506	USD	49		—
UBS AG	7/3/2020	24,433	GBP	30,601	USD	—		(412)
UBS AG	7/3/2020	482,830	GBP	596,597	USD	—		(8)
UBS AG	7/3/2020	18,946	ILS	5,532	USD	—		(58)
UBS AG	7/3/2020	373,228	ILS	107,842	USD	—		(0)^
UBS AG	7/3/2020	7,518,825	JPY	70,785	USD	—		(1,091)
UBS AG	7/3/2020	148,881,068	JPY	1,380,026	USD	—		(14)
UBS AG	7/3/2020	97,519	NOK	10,303	USD	—		(194)
UBS AG	7/3/2020	1,937,716	NOK	200,866	USD	—		(3)
UBS AG	7/3/2020	7,640	NZD	4,983	USD	—		(65)
UBS AG	7/3/2020	150,905	NZD	97,147	USD	—		(1)
UBS AG	7/3/2020	136,609	SEK	14,738	USD	—		(75)

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
UBS AG	7/3/2020	2,676,872	SEK	287,327	USD	$—		$(3)
UBS AG	7/3/2020	9,290	SGD	6,688	USD	—		(29)
UBS AG	7/3/2020	181,894	SGD	130,383	USD	3		—
UBS AG	8/5/2020	126,358	USD	119,618	CHF	—		(7)
UBS AG	8/5/2020	34,651	USD	229,796	DKK	—		(2)
UBS AG	8/5/2020	616,297	USD	548,347	EUR	—		(34)
UBS AG	8/5/2020	592,193	USD	479,169	GBP	1		—
UBS AG	8/5/2020	96,133	USD	332,482	ILS	—		(13)
UBS AG	8/5/2020	1,334,692	USD	143,933,852	JPY	—		(6)
UBS AG	8/5/2020	204,005	USD	1,967,746	NOK	4		—
UBS AG	8/5/2020	33,370	USD	51,834	NZD	0	^	—
UBS AG	8/5/2020	185,632	USD	1,728,739	SEK	1		—
UBS AG	8/5/2020	134,042	USD	186,993	SGD	—		(8)
UBS AG	8/6/2020	449,561	USD	652,840	AUD	1		—
						$4,974		$(303,706)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Singapore	$1,227,661	$—	$12,331	*	$1,239,992
Other	36,919,446	—	—		36,919,446
Investment of Cash Collateral for Securities Loaned	—	2,688,939	—		2,688,939
Total Investments in Securities	$38,147,107	$2,688,939	$12,331		$40,848,377
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	4,974	—		4,974
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	(303,706)	—		(303,706)
Total – Net	$38,147,107	$2,390,207	$12,331		$40,549,645

*	Securities are being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 99.6%

Brazil – 5.3%

B2W Cia Digital*	5,556	$108,321

Banco Bradesco S.A., Preference Shares	49,453	186,435

Banco Santander Brasil S.A.	19,677	100,413

CCR S.A.	27,923	73,738

Cia Energetica de Minas Gerais, Preference Shares	41,257	82,802

Cielo S.A.	46,780	39,361

Equatorial Energia S.A.	14,290	60,431

IRB Brasil Resseguros S.A.	21,100	42,271

Itau Unibanco Holding S.A., Preference Shares	49,346	228,720

Itausa S.A., Preference Shares	71,996	125,745

Lojas Americanas S.A., Preference Shares	13,133	76,969

Lojas Renner S.A.	11,866	90,333

Porto Seguro S.A.	9,045	83,057

Raia Drogasil S.A.	2,595	52,280

Sul America S.A.	13,007	106,765

Telefonica Brasil S.A., Preference Shares	9,896	86,564

TIM Participacoes S.A.	33,746	87,272

WEG S.A.	15,226	140,342

Total Brazil		1,771,819

Chile – 0.5%

Aguas Andinas S.A. Class A	249,713	84,658

Embotelladora Andina S.A. Class B, Preference Shares	34,109	83,547

Total Chile		168,205

China – 36.1%

3SBio, Inc.*(a)(b)	84,000	106,430

58.com, Inc. ADR*	1,317	71,039

A-Living Services Co., Ltd. Class H(a)	17,750	89,432

AAC Technologies Holdings, Inc.(b)	9,500	58,284

Agile Group Holdings Ltd.	56,000	65,896

Alibaba Group Holding Ltd. ADR*	7,821	1,686,990

ANTA Sports Products Ltd.	17,000	150,030

Autohome, Inc. ADR	686	51,793

BAIC Motor Corp., Ltd. Class H(a)	150,500	65,051

Baidu, Inc. ADR*	2,480	297,327

Bank of Hangzhou Co., Ltd. Class A	33,000	41,611

BYD Electronic International Co., Ltd.	16,000	36,622

China Conch Venture Holdings Ltd.	26,000	109,697

China Hongqiao Group Ltd.	90,500	40,168

China Literature Ltd.*(a)(b)	12,000	80,821

China Medical System Holdings Ltd.	63,000	74,214

China Minsheng Banking Corp., Ltd. Class H	178,000	122,181

China National Chemical Engineering Co., Ltd. Class A	42,000	32,536

China National Medicines Corp. Ltd. Class A	8,100	46,568

China Resources Double Crane Pharmaceutical Co., Ltd. Class A	39,100	73,070

China Traditional Chinese Medicine Holdings Co., Ltd.	158,000	76,243

China Zhongwang Holdings Ltd.	347,600	65,480

Country Garden Holdings Co., Ltd.	72,000	88,439

CSPC Pharmaceutical Group Ltd.	81,600	154,136

Dali Foods Group Co., Ltd.(a)	175,000	106,123

ENN Energy Holdings Ltd.	13,600	153,013

Fosun International Ltd.	73,500	93,506

GDS Holdings Ltd. ADR*	828	65,958

Geely Automobile Holdings Ltd.	89,000	140,095

GOME Retail Holdings Ltd.*(b)	436,000	72,569

Great Wall Motor Co., Ltd. Class H	86,000	53,705

Greentown Service Group Co., Ltd.	72,000	84,816

Haier Electronics Group Co., Ltd.	42,000	127,076

Haitian International Holdings Ltd.	34,000	69,049

Hengan International Group Co., Ltd.	12,000	93,982

Hua Hong Semiconductor Ltd.*(a)(b)	13,000	45,120

Hualan Biological Engineering, Inc. Class A	13,700	97,045

Hubei Kaile Science & Technology Co., Ltd. Class A	14,100	26,948

Inspur Electronic Information Industry Co., Ltd. Class A	8,300	45,970

JD.com, Inc. ADR*	5,450	327,981

Jiangsu Yuyue Medical Equipment & Supply Co., Ltd. Class A	15,900	81,814

Kaisa Group Holdings Ltd.*	159,000	59,904

Kingboard Holdings Ltd.	12,500	32,417

Kingdee International Software Group Co., Ltd.*	70,000	162,752

Kingsoft Corp., Ltd.(b)	19,000	88,375

KWG Group Holdings Ltd.*	47,000	78,955

Lee & Man Paper Manufacturing Ltd.	155,000	83,195

Li Ning Co., Ltd.	45,000	142,830

Logan Group Co., Ltd.	44,000	77,890

Longfor Group Holdings Ltd.(a)	28,000	133,128

Luye Pharma Group Ltd.(a)(b)	50,000	30,579

Momo, Inc. ADR	2,557	44,696

NetEase, Inc. ADR	609	261,492

New Oriental Education & Technology Group, Inc. ADR*	1,229	160,053

Nexteer Automotive Group Ltd.	110,000	75,505

Nine Dragons Paper Holdings Ltd.	70,000	63,312

Northeast Securities Co., Ltd. Class A	101,800	121,600

Pangang Group Vanadium Titanium & Resources Co., Ltd. Class A*	271,000	77,001

Ping An Insurance Group Co. of China Ltd. Class H	46,000	459,973

Seazen Group Ltd.*	72,000	62,520

Shandong Weigao Group Medical Polymer Co., Ltd. Class H	68,000	151,258

Shanghai AJ Group Co., Ltd. Class A	107,200	120,473

Shanghai Fosun Pharmaceutical Group Co., Ltd. Class H	31,500	105,265

Shanghai Jinjiang International Hotels Co., Ltd. Class A	16,825	66,000

Shanxi Taigang Stainless Steel Co., Ltd. Class A	123,015	57,733

Shengyi Technology Co., Ltd. Class A	7,500	31,032

Shenzhou International Group Holdings Ltd.	9,900	119,304

Shimao Group Holdings Ltd.	26,000	110,032

SINA Corp.*	1,461	52,465

SSY Group Ltd.	54,000	36,857

Sun Art Retail Group Ltd.	80,000	136,663

Sunny Optical Technology Group Co., Ltd.	4,100	65,596

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2020

Investments	Shares	Value

Tangshan Jidong Cement Co., Ltd. Class A	16,800	$38,093

TangShan Port Group Co., Ltd. Class A	279,900	88,234

TCL Technology Group Corp. Class A	101,300	88,783

Tencent Holdings Ltd.	30,900	1,987,851

Tian Di Science & Technology Co., Ltd. Class A	217,500	90,086

Tingyi Cayman Islands Holding Corp.	52,000	80,646

Vipshop Holdings Ltd. ADR*	7,628	151,873

Want Want China Holdings Ltd.	103,000	77,744

Wuchan Zhongda Group Co., Ltd. Class A	121,700	72,427

Xinyi Solar Holdings Ltd.	58,904	55,785

Yihai International Holding Ltd.*	11,000	112,761

Yum China Holdings, Inc.	4,215	202,615

Zhenro Properties Group Ltd.	140,000	87,608

Zhongsheng Group Holdings Ltd.	19,500	107,936

Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H*(b)	97,800	75,333

ZTE Corp. Class H	13,000	39,753

ZTO Express Cayman, Inc. ADR	2,883	105,835

Total China		12,101,046

Hong Kong – 0.5%

Kingboard Laminates Holdings Ltd.	37,500	37,691

Wharf Holdings Ltd. (The)(b)	64,000	130,140

Total Hong Kong		167,831

Hungary – 0.4%

OTP Bank Nyrt*	4,164	145,408

India – 9.8%

Ambuja Cements Ltd.	34,012	87,210

Asian Paints Ltd.	5,782	129,223

Bajaj Auto Ltd.	2,133	79,837

Bharat Forge Ltd.	10,375	43,882

Bharti Airtel Ltd.*	25,916	192,164

Bharti Infratel Ltd.	24,378	71,516

Cipla Ltd.	7,635	64,743

Colgate-Palmolive India Ltd.	5,020	93,527

Dabur India Ltd.	17,762	109,613

Dr. Reddy’s Laboratories Ltd.	2,079	108,624

Eicher Motors Ltd.	337	81,832

HCL Technologies Ltd.	11,428	84,283

Hero MotoCorp., Ltd.	3,054	103,020

Hindustan Unilever Ltd.	8,496	245,303

Info Edge India Ltd.	2,189	80,071

Infosys Ltd. ADR	21,377	206,502

Mahindra & Mahindra Financial Services Ltd.	59,594	132,442

Marico Ltd.	22,031	102,680

Motherson Sumi Systems Ltd.	55,673	69,791

Nestle India Ltd.	479	108,956

Page Industries Ltd.	200	52,751

Pidilite Industries Ltd.	2,248	40,852

Shree Cement Ltd.	241	73,576

Shriram Transport Finance Co., Ltd.	10,081	92,073

Siemens Ltd.	6,516	94,641

Tata Consultancy Services Ltd.	7,452	205,502

Tata Steel Ltd.	17,587	76,098

Tech Mahindra Ltd.	7,399	53,251

Titan Co., Ltd.	7,829	98,490

UltraTech Cement Ltd.	1,582	81,580

UPL Ltd.	16,008	90,149

Wipro Ltd.	21,295	61,950

Zee Entertainment Enterprises Ltd.	22,564	51,133

Total India		3,267,265

Indonesia – 1.8%

Bank Central Asia Tbk PT	103,900	207,109

Indah Kiat Pulp & Paper Corp. Tbk PT	142,000	59,394

Indofood CBP Sukses Makmur Tbk PT	85,200	55,766

Indofood Sukses Makmur Tbk PT	90,300	41,247

Pabrik Kertas Tjiwi Kimia Tbk PT	150,800	54,366

Unilever Indonesia Tbk PT	211,500	116,965

XL Axiata Tbk PT	386,900	75,024

Total Indonesia		609,871

Malaysia – 2.5%

AMMB Holdings Bhd	173,500	125,924

Fraser & Neave Holdings Bhd	13,100	99,297

Hartalega Holdings Bhd	28,700	87,071

Hong Leong Bank Bhd	31,400	103,177

Hong Leong Financial Group Bhd	18,300	55,946

Nestle Malaysia Bhd	3,100	101,211

Public Bank Bhd	47,100	181,365

Westports Holdings Bhd	85,200	75,557

Total Malaysia		829,548

Mexico – 2.6%

Alsea S.A.B. de C.V.*	57,311	56,078

America Movil S.A.B. de C.V. Series L	302,155	192,876

Arca Continental S.A.B. de C.V.	21,691	94,576

Cemex S.A.B. de C.V. Series CPO	345,700	96,946

Grupo Financiero Banorte S.A.B. de C.V. Class O	47,124	162,579

Kimberly-Clark de Mexico S.A.B. de C.V. Class A	34,230	53,152

Megacable Holdings S.A.B. de C.V. Series CPO	10,300	29,986

Wal-Mart de Mexico S.A.B. de C.V.	71,743	171,231

Total Mexico		857,424

Philippines – 0.7%

Bank of the Philippine Islands	57,274	82,765

Globe Telecom, Inc.	2,030	84,337

PLDT, Inc.	2,280	57,200

Total Philippines		224,302

Poland – 0.5%

CD Projekt S.A.	526	52,512

Cyfrowy Polsat S.A.	6,453	42,904

Orange Polska S.A.*	55,868	87,919

Total Poland		183,335

Russia – 1.6%

Magnitogorsk Iron & Steel Works PJSC GDR(c)	5,952	40,117

MMC Norilsk Nickel PJSC ADR	5,972	156,407

Mobile TeleSystems PJSC ADR	10,895	100,125

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2020

Investments	Shares	Value

Novolipetsk Steel PJSC GDR(c)	2,801	$55,684

PhosAgro PJSC GDR(c)	4,942	60,984

Severstal PAO GDR(c)	3,669	44,395

X5 Retail Group N.V. GDR(c)	2,611	92,429

Total Russia		550,141

South Africa – 5.4%

Anglo American Platinum Ltd.	1,473	106,317

AngloGold Ashanti Ltd.	6,177	179,743

Aspen Pharmacare Holdings Ltd.*	12,201	100,775

Clicks Group Ltd.	8,758	106,034

FirstRand Ltd.	44,333	97,112

Foschini Group Ltd. (The)	20,286	74,944

Gold Fields Ltd.	17,962	167,700

Impala Platinum Holdings Ltd.	15,907	106,199

Kumba Iron Ore Ltd.	4,017	107,066

Life Healthcare Group Holdings Ltd.	92,822	90,124

Mr. Price Group Ltd.	5,672	46,682

MTN Group Ltd.(b)	37,027	112,583

Pick n Pay Stores Ltd.	31,651	92,904

Shoprite Holdings Ltd.	15,988	98,136

Tiger Brands Ltd.	7,607	78,106

Vodacom Group Ltd.(b)	17,984	127,259

Woolworths Holdings Ltd.	55,508	105,745

Total South Africa		1,797,429

South Korea – 12.7%

BNK Financial Group, Inc.	21,352	88,756

Cheil Worldwide, Inc.	2,277	31,045

CJ Logistics Corp.*	235	30,771

Coway Co., Ltd.	1,691	101,501

DB Insurance Co., Ltd.	3,046	108,510

Fila Holdings Corp.	1,178	34,375

GS Engineering & Construction Corp.	3,933	80,272

Hana Financial Group, Inc.	6,539	146,779

Hankook Tire & Technology Co., Ltd.	4,141	84,861

Hanon Systems	7,741	58,306

Hyundai Glovis Co., Ltd.	341	28,775

Hyundai Marine & Fire Insurance Co., Ltd.	5,617	106,937

KB Financial Group, Inc.	6,593	186,085

KMW Co., Ltd.*	634	33,733

Korea Zinc Co., Ltd.	101	28,129

Kumho Petrochemical Co., Ltd.	484	29,977

LG Electronics, Inc.	2,408	126,521

LG Household & Health Care Ltd.	140	156,661

LG Innotek Co., Ltd.	487	70,650

LG Uplus Corp.	5,685	57,661

Meritz Securities Co., Ltd.	31,634	79,687

NAVER Corp.	1,284	285,013

NCSoft Corp.	138	102,222

Pearl Abyss Corp.*	160	28,998

S-1 Corp.	473	33,739

Samsung Electro-Mechanics Co., Ltd.	648	69,495

Samsung Electronics Co., Ltd.	30,950	1,358,573

Samsung Engineering Co., Ltd.*	7,704	78,459

Samsung SDS Co., Ltd.	167	23,394

Samsung Securities Co., Ltd.	3,973	87,034

Shinhan Financial Group Co., Ltd.	6,247	149,313

SK Hynix, Inc.	3,778	267,288

SK Telecom Co., Ltd.	664	116,477

Total South Korea		4,269,997

Taiwan – 16.0%

Accton Technology Corp.	10,000	77,276

Acer, Inc.	88,000	53,389

Advantech Co., Ltd.	5,000	50,077

Asia Cement Corp.	23,000	33,988

Asustek Computer, Inc.	5,000	36,605

AU Optronics Corp.	91,000	28,560

Catcher Technology Co., Ltd.	3,000	22,573

Cathay Financial Holding Co., Ltd.	126,714	179,735

Chailease Holding Co., Ltd.	31,200	132,183

Cheng Shin Rubber Industry Co., Ltd.	20,000	22,878

Chicony Electronics Co., Ltd.	13,085	37,786

China Development Financial Holding Corp.	329,000	105,487

China Life Insurance Co., Ltd.*	90,000	66,498

Compal Electronics, Inc.	62,000	40,451

CTBC Financial Holding Co., Ltd.	245,720	169,479

Delta Electronics, Inc.	19,000	107,865

Evergreen Marine Corp. Taiwan Ltd.*	114,000	41,536

Far Eastern New Century Corp.	76,000	71,867

Far EasTone Telecommunications Co., Ltd.	32,000	73,752

Feng TAY Enterprise Co., Ltd.	9,500	53,611

Fubon Financial Holding Co., Ltd.	120,000	178,549

Globalwafers Co., Ltd.	3,000	40,977

Hon Hai Precision Industry Co., Ltd.	83,880	245,347

Innolux Corp.	110,000	29,453

Inventec Corp.	48,000	40,834

Lite-On Technology Corp.	32,014	50,238

MediaTek, Inc.	10,000	196,241

Micro-Star International Co., Ltd.	12,000	43,722

Nanya Technology Corp.	18,000	37,215

Nien Made Enterprise Co., Ltd.	6,000	58,466

Novatek Microelectronics Corp.	3,000	23,183

Pegatron Corp.	26,000	56,398

Phison Electronics Corp.	4,000	39,858

Pou Chen Corp.	52,000	50,758

Powertech Technology, Inc.	11,000	39,892

Quanta Computer, Inc.	31,000	74,599

Realtek Semiconductor Corp.	7,000	70,938

Ruentex Development Co., Ltd.	27,000	46,762

Ruentex Industries Ltd.	14,000	33,595

Shin Kong Financial Holding Co., Ltd.	314,724	91,736

Standard Foods Corp.	18,000	38,435

Synnex Technology International Corp.	29,150	41,150

Taiwan Cement Corp.	50,180	72,707

Taiwan Mobile Co., Ltd.	31,000	116,101

Taiwan Semiconductor Manufacturing Co., Ltd.	160,000	1,697,368

Tatung Co., Ltd.*	44,000	31,317

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2020

Investments	Shares	Value

United Microelectronics Corp.	125,000	$67,363

Vanguard International Semiconductor Corp.	13,000	34,280

Walsin Technology Corp.	5,000	30,334

Win Semiconductors Corp.	4,000	40,536

Winbond Electronics Corp.	59,446	26,898

Wistron Corp.	56,843	68,972

Wiwynn Corp.	1,000	27,182

Yageo Corp.	4,198	54,210

Yuanta Financial Holding Co., Ltd.	213,000	125,976

Zhen Ding Technology Holding Ltd.	7,000	30,487

Total Taiwan		5,357,673

Thailand – 2.6%

Advanced Info Service PCL NVDR	21,200	126,895

B Grimm Power PCL NVDR	35,500	61,450

Central Pattana PCL NVDR	59,200	93,375

Charoen Pokphand Foods PCL NVDR	106,400	109,300

Intouch Holdings PCL NVDR	33,600	61,150

Kasikornbank PCL NVDR	40,200	121,286

Minor International PCL NVDR*	137,400	90,244

Srisawad Corp. PCL NVDR*	46,600	77,648

Thai Union Group PCL NVDR	145,900	60,895

True Corp. PCL NVDR	625,700	68,831

Total Thailand		871,074

Turkey – 0.6%

Ford Otomotiv Sanayi AS	6,425	66,455

Turkcell Iletisim Hizmetleri AS	49,692	119,178

Total Turkey		185,633
TOTAL COMMON STOCKS (Cost: $30,275,324)		33,358,001

RIGHTS – 0.0%

Thailand – 0.0%

Minor International PCL, expiring 7/20/20* (Cost: $0)	16,756	759

WARRANTS – 0.0%

Thailand – 0.0%

BTS Group Holdings PCL, expiring 2/16/21* (Cost: $0)	14,070	519

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.8%

United States – 0.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(d)
(Cost: $261,849)	261,849	261,849

TOTAL INVESTMENTS IN SECURITIES – 100.4% (Cost: $30,537,173)		33,621,128

Other Assets less Liabilities – (0.4)%		(138,843)

NET ASSETS – 100.0%		$33,482,285

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $702,747 and the total market value of the collateral held by the Fund was $744,737. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $482,888.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Morgan Stanley & Co. International	7/2/2020	11,934	USD	92,501	HKD	$—		$(1)
State Street Bank and Trust	7/2/2020	1,027	USD	5,629	BRL	2		—
State Street Bank and Trust	7/2/2020	1,681	USD	13,030	HKD	0	^	—
State Street Bank and Trust	7/2/2020	3,566	USD	61,903	ZAR	3		—
						$5		$(1)
^	Amount represents less than $1.

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (concluded)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2020

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$33,358,001	$—	$—	$33,358,001
Rights	—	759	—	759
Warrants	519	—	—	519
Investment of Cash Collateral for Securities Loaned	—	261,849	—	261,849
Total Investments in Securities	$33,358,520	$262,608	$—	$33,621,128
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	5	—	5
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	—	(1)	—	(1)
Total — Net	$33,358,520	$262,612	$—	$33,621,132
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments

WisdomTree International ESG Fund (RESD)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 99.7%

Australia – 7.0%

APA Group	4,719	$36,162

ASX Ltd.	693	40,737

Aurizon Holdings Ltd.	14,226	48,189

AusNet Services	18,450	21,214

Australia & New Zealand Banking Group Ltd.	6,796	87,217

Boral Ltd.	10,463	27,302

Brambles Ltd.	10,492	78,522

Challenger Ltd.	5,228	15,874

CIMIC Group Ltd.	1,009	16,756

Coca-Cola Amatil Ltd.	8,602	51,289

Coles Group Ltd.	3,443	40,702

Commonwealth Bank of Australia	3,407	162,840

CSL Ltd.	922	182,187

Flight Centre Travel Group Ltd.	1,777	13,605

Fortescue Metals Group Ltd.	5,767	54,992

Medibank Pvt Ltd.	10,270	21,142

Newcrest Mining Ltd.	2,848	61,825

Qantas Airways Ltd.	9,995	26,012

Ramsay Health Care Ltd.	992	45,433

Sonic Healthcare Ltd.	2,253	47,203

Sydney Airport	10,450	40,795

Tabcorp Holdings Ltd.	10,448	24,314

Telstra Corp., Ltd.	25,111	54,114

Woolworths Group Ltd.	3,152	80,903

Total Australia		1,279,329

Belgium – 0.9%

Proximus SADP	2,325	47,369

Telenet Group Holding N.V.	1,258	51,770

UCB S.A.	615	71,215

Total Belgium		170,354

China – 0.1%

WH Group Ltd.(a)	22,500	19,276

Denmark – 3.2%

Carlsberg A/S Class B	439	57,991

Chr Hansen Holding A/S	556	57,310

Coloplast A/S Class B	471	72,964

ISS A/S*	2,879	45,554

Novo Nordisk A/S Class B	3,640	235,538

Novozymes A/S Class B	1,280	73,973

Pandora A/S	763	41,427

Total Denmark		584,757

Finland – 1.4%

Elisa Oyj	944	57,402

Kone Oyj Class B	1,184	81,411

Orion Oyj Class B	1,167	56,439

UPM-Kymmene Oyj	2,399	69,301

Total Finland		264,553

France – 9.4%

Amundi S.A.*(a)	381	29,826

Arkema S.A.	514	49,151

BNP Paribas S.A.*	3,023	120,091

Bouygues S.A.*	1,543	52,701

Capgemini SE	676	77,406

Carrefour S.A.	3,801	58,721

Casino Guichard Perrachon S.A.	1,350	49,885

Cie de Saint-Gobain*	1,769	63,679

Cie Generale des Etablissements Michelin SCA	630	65,338

Credit Agricole S.A.*	5,319	50,349

Danone S.A.	1,635	113,046

Eutelsat Communications S.A.	2,754	25,395

Iliad S.A.	112	21,844

Ipsen S.A.	694	58,967

JCDecaux S.A.*	2,143	39,834

Klepierre S.A.	2,347	46,750

L’Oreal S.A.	565	181,299

Legrand S.A.	1,120	85,061

Natixis S.A.*	15,452	40,350

Orange S.A.	5,980	71,497

Publicis Groupe S.A.	1,515	49,022

Sanofi	2,147	218,594

SEB S.A.	395	65,260

Sodexo S.A.	674	45,572

Veolia Environnement S.A.	2,363	53,133

Total France		1,732,771

Germany – 6.7%

Allianz SE, Registered Shares	744	151,883

Beiersdorf AG	608	69,039

Brenntag AG	962	50,534

Deutsche Boerse AG	508	91,889

Deutsche Post AG, Registered Shares	3,250	118,815

Deutsche Telekom AG, Registered Shares	6,883	115,534

Deutsche Wohnen SE, Bearer Shares	1,173	52,632

HeidelbergCement AG	820	43,784

Henkel AG & Co. KGaA, Preference Shares	894	83,219

Hochtief AG	438	38,839

Merck KGaA	600	69,613

SAP SE	1,945	271,580

Telefonica Deutschland Holding AG	19,057	56,228

United Internet AG, Registered Shares	456	19,313

Total Germany		1,232,902

Hong Kong – 3.4%

AIA Group Ltd.	19,600	182,838

Bank of East Asia Ltd. (The)	8,200	18,727

BOC Hong Kong Holdings Ltd.	13,000	41,346

CK Asset Holdings Ltd.	5,000	29,805

Hang Seng Bank Ltd.	2,500	41,965

Henderson Land Development Co., Ltd.	2,000	7,587

Hong Kong Exchanges & Clearing Ltd.	3,500	149,024

MTR Corp., Ltd.	11,000	56,984

Sino Land Co., Ltd.	20,000	25,160

Sun Hung Kai Properties Ltd.	4,500	57,451

Yue Yuen Industrial Holdings Ltd.	6,500	9,879

Total Hong Kong		620,766

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2020

Investments	Shares	Value

Ireland – 0.8%

CRH PLC	2,732	$93,588

Kingspan Group PLC	824	53,076

Total Ireland		146,664

Israel – 0.3%

Check Point Software Technologies Ltd.*	208	22,346

Israel Discount Bank Ltd. Class A	8,815	26,743

Total Israel		49,089

Italy – 2.1%

Assicurazioni Generali SpA	4,924	74,494

Intesa Sanpaolo SpA*	44,410	84,974

Pirelli & C SpA*(a)	11,806	50,056

Poste Italiane SpA(a)	1,791	15,569

Prysmian SpA	2,232	51,692

Telecom Italia SpA	103,675	40,720

Terna Rete Elettrica Nazionale SpA	10,254	70,460

Total Italy		387,965

Japan – 29.2%

Advantest Corp.	1,100	62,400

AGC, Inc.	1,000	28,410

Air Water, Inc.	1,300	18,328

Ajinomoto Co., Inc.	2,600	43,187

Asahi Group Holdings Ltd.	1,500	52,500

Astellas Pharma, Inc.	5,800	96,743

Benesse Holdings, Inc.	800	21,430

Bridgestone Corp.	2,000	64,309

Casio Computer Co., Ltd.	2,500	43,333

Central Japan Railway Co.	300	46,411

Chiba Bank Ltd. (The)	2,500	11,772

Chugai Pharmaceutical Co., Ltd.	2,100	112,217

CyberAgent, Inc.	400	19,613

Dai Nippon Printing Co., Ltd.	2,100	48,060

Daiichi Sankyo Co., Ltd.	1,400	114,274

Daito Trust Construction Co., Ltd.	300	27,554

Daiwa House Industry Co., Ltd.	1,900	44,768

Daiwa Securities Group, Inc.	6,600	27,511

East Japan Railway Co.	700	48,494

Eisai Co., Ltd.	800	63,371

FUJIFILM Holdings Corp.	900	38,458

Fujitsu Ltd.	700	81,884

GMO Payment Gateway, Inc.	200	20,837

Hamamatsu Photonics K.K.	500	21,643

Hitachi Ltd.	2,400	75,703

Honda Motor Co., Ltd.	3,900	99,610

Hoya Corp.	800	76,081

Hulic Co., Ltd.	3,300	30,955

Itochu Techno-Solutions Corp.	900	33,703

Japan Exchange Group, Inc.	1,100	25,409

Kajima Corp.	1,700	20,233

Kamigumi Co., Ltd.	900	17,635

Kansai Paint Co., Ltd.	900	18,962

Kao Corp.	1,400	110,822

KDDI Corp.	4,000	119,905

Kirin Holdings Co., Ltd.	2,800	59,031

Kubota Corp.	4,000	59,619

Kyowa Kirin Co., Ltd.	1,300	34,089

Kyushu Railway Co.	700	18,161

Lion Corp.	1,000	23,979

LIXIL Group Corp.	2,500	34,898

Marui Group Co., Ltd.	1,300	23,449

McDonald’s Holdings Co., Japan Ltd.	500	26,973

MEIJI Holdings Co., Ltd.	600	47,717

Mitsubishi Chemical Holdings Corp.	4,900	28,496

Mitsubishi Gas Chemical Co., Inc.	1,200	18,130

Mitsui Chemicals, Inc.	1,100	22,911

Mizuho Financial Group, Inc.	66,300	81,243

MonotaRO Co., Ltd.	500	20,021

MS&AD Insurance Group Holdings, Inc.	1,800	49,403

Murata Manufacturing Co., Ltd.	1,100	64,398

Nabtesco Corp.	1,400	43,083

NEC Corp.	1,700	81,466

Nexon Co., Ltd.	900	20,330

Nintendo Co., Ltd.	200	89,002

Nippon Express Co., Ltd.	400	20,689

Nippon Telegraph & Telephone Corp.	3,800	88,603

Nippon Yusen K.K.	1,600	22,483

Nitori Holdings Co., Ltd.	100	19,581

Nitto Denko Corp.	600	33,925

Nomura Holdings, Inc.	12,700	56,787

Nomura Real Estate Holdings, Inc.	1,200	22,246

Nomura Research Institute Ltd.	1,700	46,122

NTT Data Corp.	3,600	40,009

NTT DOCOMO, Inc.	3,900	104,183

Obayashi Corp.	3,900	36,439

Obic Co., Ltd.	100	17,491

Oji Holdings Corp.	4,100	19,040

Olympus Corp.	3,200	61,562

Omron Corp.	900	60,231

Ono Pharmaceutical Co., Ltd.	1,500	43,616

Oracle Corp.	300	35,371

Otsuka Corp.	600	31,589

Otsuka Holdings Co., Ltd.	900	39,200

Pan Pacific International Holdings Corp.	1,000	21,959

Panasonic Corp.	5,700	49,643

Resona Holdings, Inc.	9,700	33,069

Rinnai Corp.	500	41,711

Secom Co., Ltd.	500	43,672

Sega Sammy Holdings, Inc.	1,900	22,719

Sekisui Chemical Co., Ltd.	3,800	54,313

Sekisui House Ltd.	2,300	43,757

Seven Bank Ltd.	5,900	16,133

SG Holdings Co., Ltd.	700	22,839

Shimamura Co., Ltd.	300	20,299

Shimano, Inc.	200	38,467

Shimizu Corp.	2,700	22,149

Shionogi & Co., Ltd.	700	43,797

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2020

Investments	Shares	Value

Showa Denko K.K.	800	$17,915

Sohgo Security Services Co., Ltd.	500	23,266

Sompo Holdings, Inc.	1,500	51,541

Sony Corp.	2,700	184,797

Sumitomo Electric Industries Ltd.	2,800	32,169

Sumitomo Mitsui Financial Group, Inc.	3,300	92,743

Sumitomo Mitsui Trust Holdings, Inc.	1,800	50,470

Suntory Beverage & Food Ltd.	600	23,386

Sysmex Corp.	1,100	83,913

T&D Holdings, Inc.	5,100	43,538

Taiheiyo Cement Corp.	700	16,169

Taisei Corp.	700	25,435

Taiyo Nippon Sanso Corp.	1,000	16,694

Takeda Pharmaceutical Co., Ltd.	3,700	131,970

TDK Corp.	700	69,296

Teijin Ltd.	1,600	25,420

Tobu Railway Co., Ltd.	800	26,436

Tokio Marine Holdings, Inc.	1,900	82,738

Tokyo Electron Ltd.	500	122,538

Tokyo Gas Co., Ltd.	2,300	55,003

Tosoh Corp.	1,300	17,713

TOTO Ltd.	1,000	38,142

Toyo Suisan Kaisha Ltd.	700	39,125

Toyota Tsusho Corp.	700	17,707

Trend Micro, Inc.	600	33,480

Tsuruha Holdings, Inc.	200	27,529

Yamada Denki Co., Ltd.	3,700	18,348

Yamaha Corp.	900	42,295

Yamato Holdings Co., Ltd.	900	19,437

Yamazaki Baking Co., Ltd.	1,100	18,924

Total Japan		5,354,755

Netherlands – 3.9%

ASML Holding N.V.	783	287,484

Koninklijke DSM N.V.	648	89,665

Koninklijke KPN N.V.	26,346	69,834

Koninklijke Philips N.V.*	2,741	127,822

Randstad N.V.	1,116	49,711

Wolters Kluwer N.V.	1,130	88,232

Total Netherlands		712,748

New Zealand – 0.3%

Fisher & Paykel Healthcare Corp., Ltd.	2,603	59,654

Norway – 0.6%

Orkla ASA	6,887	60,182

Yara International ASA	1,322	45,757

Total Norway		105,939

Singapore – 1.3%

CapitaLand Ltd.*	25,500	53,374

ComfortDelGro Corp., Ltd.	19,800	20,580

Keppel Corp., Ltd.	13,300	56,821

Singapore Exchange Ltd.	6,400	38,261

Singapore Telecommunications Ltd.	33,800	59,602

Total Singapore		228,638

Spain – 1.4%

Banco Bilbao Vizcaya Argentaria S.A.	21,308	73,328

Enagas S.A.	2,280	55,697

Industria de Diseno Textil S.A.	3,348	88,630

Mapfre S.A.	16,437	29,243

Total Spain		246,898

Sweden – 3.5%

Alfa Laval AB*	2,302	50,504

Assa Abloy AB Class B	3,721	75,665

Essity AB Class B*	2,033	65,703

Hennes & Mauritz AB Class B	3,987	57,772

Husqvarna AB Class B	7,513	61,529

ICA Gruppen AB	954	45,239

Skanska AB Class B*	2,356	47,921

SKF AB Class B	3,078	57,205

Telefonaktiebolaget LM Ericsson Class B	11,238	103,928

Volvo AB Class B*	4,938	77,330

Total Sweden		642,796

Switzerland – 11.7%

Adecco Group AG, Registered Shares	1,246	58,464

Baloise Holding AG, Registered Shares	276	41,390

Coca-Cola HBC AG	2,212	55,428

EMS-Chemie Holding AG, Registered Shares	25	19,366

Geberit AG, Registered Shares	161	80,572

Givaudan S.A., Registered Shares	32	119,145

Kuehne + Nagel International AG, Registered Shares*	337	55,980

Nestle S.A., Registered Shares	5,220	577,007

Novartis AG, Registered Shares	3,946	343,232

Roche Holding AG Genusschein	1,273	441,127

Schindler Holding AG Participation Certificate	209	49,187

SGS S.A., Registered Shares	25	61,078

Sonova Holding AG, Registered Shares	308	61,483

STMicroelectronics N.V.	3,396	92,304

Swiss Prime Site AG, Registered Shares	280	25,886

Swisscom AG, Registered Shares	140	73,269

Total Switzerland		2,154,918

United Kingdom – 12.4%

Admiral Group PLC	820	23,293

Aviva PLC	19,235	65,026

Barratt Developments PLC	8,274	50,698

Bunzl PLC	2,136	57,166

CK Hutchison Holdings Ltd.	4,500	28,914

CNH Industrial N.V.*	435	3,043

Coca-Cola European Partners PLC	1,366	51,580

Experian PLC	2,781	96,867

G4S PLC	13,813	19,448

GlaxoSmithKline PLC	10,310	208,487

Halma PLC	1,519	43,225

Intertek Group PLC	799	53,706

ITV PLC	35,160	32,444

J Sainsbury PLC	17,115	44,134

Kingfisher PLC	27,909	76,142

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (concluded)

WisdomTree International ESG Fund (RESD)

June 30, 2020

Investments	Shares	Value

Lloyds Banking Group PLC	150,971	$58,154

London Stock Exchange Group PLC	992	102,445

Marks & Spencer Group PLC	36,224	44,311

Mondi PLC	3,361	62,729

Next PLC	706	42,692

Pearson PLC	8,777	62,445

RELX PLC	5,458	126,111

Rentokil Initial PLC	9,159	57,671

Sage Group PLC (The)	4,545	37,727

Schroders PLC	1,692	61,653

Segro PLC	5,481	60,612

Smith & Nephew PLC	3,644	67,786

Spirax-Sarco Engineering PLC	430	53,003

Standard Chartered PLC	10,821	58,843

Taylor Wimpey PLC	26,567	46,810

Tesco PLC	28,639	80,716

Unilever N.V.	3,180	168,759

Unilever PLC	2,618	140,876

United Utilities Group PLC	5,463	61,439

WM Morrison Supermarkets PLC	14,499	34,137

Total United Kingdom		2,283,092

United States – 0.1%

James Hardie Industries PLC	1,146	21,714

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $15,774,985)		18,299,578

Other Assets less Liabilities – 0.3%		63,069

NET ASSETS – 100.0%		$18,362,647

*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended June 30, 2020 were as follows:

Investment in Affiliates	Value at 6/30/2019	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/2020	Dividend Income
WisdomTree International Quality Dividend Growth Fund^	$28,732,853	$2,714,800	$26,299,935	$(5,791,675)	$643,957	$—	$297,323
^	As of June 30, 2020, the Fund did not hold a position in this affiliate.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$18,299,578	$—	$—	$18,299,578
Total Investments in Securities	$18,299,578	$—	$—	$18,299,578

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.8%

United States – 94.8%

3M Co. 3.13%, 9/19/46	$70,000	$75,860

ABB Finance USA, Inc. 2.88%, 5/8/22	4,000	4,156

Abbott Laboratories
3.40%, 11/30/23	53,000	57,758
2.95%, 3/15/25(a)	29,000	31,908
4.90%, 11/30/46	9,000	12,942

AbbVie, Inc.
2.30%, 5/14/21	34,000	34,460
3.38%, 11/14/21	178,000	184,459
2.90%, 11/6/22	35,000	36,735
3.75%, 11/14/23	34,000	36,978
3.60%, 5/14/25	9,000	9,958
4.45%, 5/14/46(a)	38,000	46,519
4.88%, 11/14/48	69,000	90,767

Albemarle Corp. 4.15%, 12/1/24	5,000	5,364

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	63,000	71,962

Allstate Corp. (The)
4.50%, 6/15/43	75,000	95,147
4.20%, 12/15/46	47,000	58,293

Altria Group, Inc.
4.75%, 5/5/21	33,000	34,214
3.49%, 2/14/22	15,000	15,656
4.00%, 1/31/24	8,000	8,819
4.40%, 2/14/26	85,000	97,946
2.63%, 9/16/26	14,000	14,942
3.88%, 9/16/46	56,000	56,020
5.95%, 2/14/49	138,000	181,279
6.20%, 2/14/59(a)	19,000	25,430

Amazon.com, Inc.
3.15%, 8/22/27	47,000	53,824
3.88%, 8/22/37	39,000	48,352
4.05%, 8/22/47	35,000	45,612

American Express Co.
3.70%, 11/5/21	22,000	22,883
2.50%, 8/1/22	56,000	58,019
3.40%, 2/27/23	149,000	159,467
3.40%, 2/22/24	59,000	64,205
3.63%, 12/5/24	27,000	29,951

American Express Credit Corp. 2.25%, 5/5/21	156,000	158,155

American Honda Finance Corp.
2.30%, 9/9/26	57,000	60,536
3.50%, 2/15/28(a)	7,000	7,937

American International Group, Inc.
2.50%, 6/30/25	179,000	189,708
4.80%, 7/10/45	27,000	32,892

American Water Capital Corp.
2.95%, 9/1/27	29,000	31,979
4.30%, 12/1/42	58,000	71,356

Amgen, Inc.
2.70%, 5/1/22	36,000	37,243
2.65%, 5/11/22	36,000	37,287
3.63%, 5/15/22	74,000	77,458
2.25%, 8/19/23(a)	60,000	62,941
5.15%, 11/15/41	61,000	81,205

Amphenol Corp. 2.80%, 2/15/30	22,000	23,441

Analog Devices, Inc. 2.50%, 12/5/21	13,000	13,323

Anthem, Inc.
3.30%, 1/15/23	23,000	24,512
3.65%, 12/1/27	73,000	83,226
4.10%, 3/1/28(a)	48,000	56,325
2.88%, 9/15/29(a)	42,000	45,570
4.63%, 5/15/42	115,000	143,551
4.65%, 1/15/43	40,000	50,309

Appalachian Power Co. 7.00%, 4/1/38	11,000	16,406

Apple, Inc.
2.85%, 5/6/21	40,000	40,875
2.30%, 5/11/22	114,000	118,088
2.40%, 5/3/23	16,000	16,920
3.00%, 2/9/24	23,000	24,900
2.85%, 5/11/24	34,000	36,635
3.35%, 2/9/27	21,000	23,945
3.20%, 5/11/27	10,000	11,343
2.90%, 9/12/27	25,000	28,044
3.00%, 11/13/27	26,000	29,239
3.85%, 5/4/43	13,000	16,118
3.85%, 8/4/46(a)	28,000	35,027
4.25%, 2/9/47	35,000	46,261
3.75%, 11/13/47	9,000	10,982

Applied Materials, Inc.
5.10%, 10/1/35	31,000	43,251
5.85%, 6/15/41	64,000	93,664

Archer-Daniels-Midland Co. 3.38%, 3/15/22	168,000	175,831

AT&T, Inc.
3.00%, 2/15/22	9,000	9,373
3.60%, 7/15/25	99,000	110,050
4.25%, 3/1/27	37,000	42,172
4.35%, 3/1/29	89,000	103,845
4.30%, 2/15/30	93,000	109,077
4.50%, 5/15/35(a)	89,000	105,732
5.25%, 3/1/37	3,000	3,714
5.35%, 9/1/40	30,000	37,766
4.30%, 12/15/42	5,000	5,604
4.80%, 6/15/44	167,000	198,066
5.45%, 3/1/47	65,000	85,186
4.50%, 3/9/48	315,000	372,974
4.55%, 3/9/49	111,000	131,092
5.30%, 8/15/58	42,000	54,649

Atmos Energy Corp. 4.13%, 10/15/44	23,000	28,451

AutoZone, Inc. 3.70%, 4/15/22	66,000	69,060

AvalonBay Communities, Inc.
4.20%, 12/15/23	12,000	13,200
2.95%, 5/11/26	45,000	48,891

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

Avangrid, Inc. 3.80%, 6/1/29	$57,000	$66,087

Bank of America Corp.
2.63%, 4/19/21	47,000	47,836
4.13%, 1/22/24	55,000	61,118
4.20%, 8/26/24	125,000	138,855
4.45%, 3/3/26	47,000	54,150
3.25%, 10/21/27	95,000	104,833
4.18%, 11/25/27, Series L	30,000	34,373
5.00%, 1/21/44	53,000	73,183

Bank of New York Mellon Corp. (The)
2.50%, 4/15/21	122,000	123,877
2.05%, 5/3/21	39,000	39,502

Baxter International, Inc. 1.70%, 8/15/21	25,000	25,339

Berkshire Hathaway Energy Co.
3.75%, 11/15/23	44,000	48,408
6.13%, 4/1/36	151,000	218,411
3.80%, 7/15/48	47,000	54,748

Berkshire Hathaway Finance Corp. 4.20%, 8/15/48	90,000	115,244

Berkshire Hathaway, Inc.
2.20%, 3/15/21	39,000	39,470
2.75%, 3/15/23	125,000	132,429

BGC Partners, Inc. 5.38%, 7/24/23	38,000	39,581

Biogen, Inc.
3.63%, 9/15/22	36,000	38,265
5.20%, 9/15/45	43,000	56,466

Block Financial LLC 5.50%, 11/1/22	46,000	49,051

Boardwalk Pipelines L.P. 5.95%, 6/1/26	60,000	67,571

Boeing Co. (The)
3.10%, 5/1/26	27,000	27,534
2.70%, 2/1/27	122,000	119,273
2.95%, 2/1/30	53,000	52,278
5.15%, 5/1/30	296,000	330,681
5.88%, 2/15/40	187,000	209,211
3.90%, 5/1/49	35,000	32,212
3.75%, 2/1/50	68,000	61,162
3.95%, 8/1/59(a)	50,000	43,897

Booking Holdings, Inc. 3.55%, 3/15/28(a)	27,000	29,514

Boston Scientific Corp.
3.38%, 5/15/22	69,000	72,134
4.00%, 3/1/29	50,000	57,253
4.70%, 3/1/49	36,000	46,007

Brighthouse Financial, Inc. 3.70%, 6/22/27	84,000	85,711

Bristol-Myers Squibb Co. 4.35%, 11/15/47(b)	11,000	14,564

Broadcom Corp.
3.13%, 1/15/25	78,000	83,370
3.88%, 1/15/27	40,000	43,261

Broadcom, Inc.
3.46%, 9/15/26(b)	16,000	17,182
4.11%, 9/15/28(b)	94,000	102,590

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	25,000	27,661

Burlington Northern Santa Fe LLC
3.85%, 9/1/23	3,000	3,287
3.75%, 4/1/24	45,000	49,792
5.05%, 3/1/41	25,000	33,133
5.40%, 6/1/41	19,000	26,089
4.45%, 3/15/43	38,000	47,854
4.15%, 4/1/45	53,000	65,437

Capital One Financial Corp.
4.75%, 7/15/21	124,000	129,325
3.20%, 2/5/25	63,000	67,729
3.75%, 7/28/26	74,000	80,924
3.80%, 1/31/28	45,000	50,132

Caterpillar Financial Services Corp.
2.85%, 6/1/22	10,000	10,432
2.40%, 6/6/22	49,000	50,806
2.85%, 5/17/24	46,000	49,739

Chevron Corp.
2.10%, 5/16/21	37,000	37,511
2.36%, 12/5/22	52,000	54,174

Chubb Corp. (The) 6.50%, 5/15/38, Series 1	18,000	27,741

Cigna Corp.
3.40%, 9/17/21	49,000	50,640
4.50%, 2/25/26(b)	54,000	62,864
4.38%, 10/15/28(a)	63,000	74,611
4.80%, 7/15/46(b)	12,000	15,103
3.88%, 10/15/47(b)	68,000	78,151

Cimarex Energy Co. 4.38%, 6/1/24(a)	108,000	114,062

Cisco Systems, Inc.
1.85%, 9/20/21	15,000	15,270
2.60%, 2/28/23	15,000	15,788
3.63%, 3/4/24(a)	44,000	49,073
5.50%, 1/15/40	28,000	40,879

Citigroup, Inc.
2.70%, 3/30/21	171,000	173,797
5.50%, 9/13/25	134,000	159,083
4.30%, 11/20/26	91,000	103,499
4.45%, 9/29/27(a)	66,000	75,397
8.13%, 7/15/39	106,000	183,793
5.88%, 1/30/42	23,000	33,544
4.65%, 7/23/48	65,000	85,225

CNA Financial Corp.
5.75%, 8/15/21	48,000	50,610
4.50%, 3/1/26	118,000	133,659
3.45%, 8/15/27	57,000	60,895

Coca-Cola Co. (The) 2.88%, 10/27/25	32,000	35,587

Columbia Property Trust Operating Partnership L.P. 4.15%, 4/1/25	209,000	220,849

Comcast Corp.
3.00%, 2/1/24(a)	60,000	64,571
3.38%, 2/15/25	59,000	65,909
3.38%, 8/15/25	10,000	11,147

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value
3.15%, 2/15/28	$4,000	$4,470
4.15%, 10/15/28	28,000	33,589
4.25%, 10/15/30	78,000	95,662
4.25%, 1/15/33(a)	191,000	234,678
4.60%, 10/15/38	60,000	76,397
4.65%, 7/15/42	46,000	59,340
4.00%, 8/15/47	13,000	15,713
3.97%, 11/1/47	35,000	41,571
3.45%, 2/1/50(a)	37,000	42,526
4.95%, 10/15/58	40,000	57,064

Commonwealth Edison Co. 3.65%, 6/15/46	31,000	36,449

Conagra Brands, Inc.
3.80%, 10/22/21	27,000	28,072
4.30%, 5/1/24	61,000	67,500
7.00%, 10/1/28	33,000	44,024
5.40%, 11/1/48	42,000	58,089

Connecticut Light & Power Co. (The) 4.30%, 4/15/44	30,000	38,529

ConocoPhillips 5.90%, 5/15/38	129,000	175,857

Consolidated Edison Co. of New York, Inc.
6.75%, 4/1/38, Series 08-B	35,000	52,086
4.20%, 3/15/42, Series 12-A	40,000	48,199
3.95%, 3/1/43	37,000	42,894
4.50%, 12/1/45	34,000	42,040
3.85%, 6/15/46	25,000	28,798
4.50%, 5/15/58	5,000	6,357
3.70%, 11/15/59	38,000	42,533

Consolidated Edison, Inc. 2.00%, 5/15/21	30,000	30,373

Constellation Brands, Inc.
3.75%, 5/1/21	58,000	59,520
4.25%, 5/1/23	33,000	36,189

Corning, Inc.
5.75%, 8/15/40	112,000	144,776
4.38%, 11/15/57	11,000	12,666

CSX Corp.
3.80%, 3/1/28	50,000	57,528
6.00%, 10/1/36	7,000	9,566
6.15%, 5/1/37	32,000	44,431
3.80%, 11/1/46	41,000	47,929
4.25%, 11/1/66	30,000	36,480

Discover Financial Services
3.85%, 11/21/22	32,000	33,921
3.95%, 11/6/24	128,000	140,135

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	169,000	250,094

Dominion Energy, Inc.
2.75%, 9/15/22, Series B	47,000	48,718
4.90%, 8/1/41, Series C	68,000	85,250

DTE Energy Co.
3.50%, 6/1/24, Series C	17,000	18,352
2.53%, 10/1/24, Series C	114,000	119,431
2.85%, 10/1/26	57,000	60,620

Duke Energy Carolinas LLC
3.95%, 11/15/28	35,000	41,645
3.95%, 3/15/48	40,000	49,438

Duke Energy Corp.
2.40%, 8/15/22	32,000	33,213
3.05%, 8/15/22	107,000	111,449
3.75%, 9/1/46	41,000	46,517

Duke Energy Florida LLC 4.20%, 7/15/48	13,000	16,424

Duke Energy Florida Project Finance LLC 2.54%, 9/1/31, Series 2026	50,000	53,631

Duke Energy Ohio, Inc. 3.70%, 6/15/46	36,000	41,960

Duke Energy Progress LLC
3.45%, 3/15/29	63,000	72,373
3.70%, 10/15/46	37,000	43,332

DXC Technology Co. 4.25%, 4/15/24(a)	51,000	54,905

Eastman Chemical Co.
3.60%, 8/15/22	10,000	10,443
4.80%, 9/1/42	69,000	80,746
4.65%, 10/15/44	70,000	80,583

Eaton Corp. 4.15%, 11/2/42	56,000	66,298

eBay, Inc.
3.80%, 3/9/22	87,000	91,406
4.00%, 7/15/42	12,000	13,080

Electronic Arts, Inc. 3.70%, 3/1/21	37,000	37,698

Enterprise Products Operating LLC 2.80%, 1/31/30(a)	252,000	262,980

Equitable Holdings, Inc. 4.35%, 4/20/28	80,000	89,996

Essential Utilities, Inc. 4.28%, 5/1/49	32,000	38,413

Essex Portfolio L.P.
3.50%, 4/1/25(a)	65,000	70,953
3.00%, 1/15/30	82,000	89,527
2.65%, 3/15/32	25,000	26,447

Evergy, Inc.
2.45%, 9/15/24	106,000	112,090
2.90%, 9/15/29	30,000	32,095

Exelon Corp.
3.50%, 6/1/22	144,000	150,745
3.40%, 4/15/26	71,000	79,127
4.45%, 4/15/46	40,000	48,713

Exelon Generation Co. LLC 5.60%, 6/15/42(a)	34,000	38,800

Expedia Group, Inc. 3.80%, 2/15/28	229,000	219,486

Exxon Mobil Corp.
2.40%, 3/6/22	13,000	13,405
2.71%, 3/6/25(a)	77,000	82,692
3.48%, 3/19/30	167,000	190,445

Fidelity National Financial, Inc. 4.50%, 8/15/28	75,000	84,538

Fifth Third Bancorp
2.60%, 6/15/22	15,000	15,559
3.95%, 3/14/28	27,000	31,545
8.25%, 3/1/38	50,000	81,196

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

Fiserv, Inc.
3.80%, 10/1/23	$33,000	$36,078
2.75%, 7/1/24	51,000	54,412
4.40%, 7/1/49	40,000	48,896

Florida Power & Light Co. 4.13%, 6/1/48(a)	11,000	14,334
Fortive Corp. 2.35%, 6/15/21	37,000	37,470
Fox Corp. 3.50%, 4/8/30	74,000	82,804

General Dynamics Corp. 3.38%, 5/15/23	60,000	64,902

General Mills, Inc.
3.20%, 4/16/21	36,000	36,778
4.00%, 4/17/25(a)	35,000	39,557
4.20%, 4/17/28	18,000	21,321

Gilead Sciences, Inc.
4.40%, 12/1/21	18,000	18,849
3.70%, 4/1/24	10,000	11,068
4.60%, 9/1/35	10,000	13,152
4.80%, 4/1/44	16,000	21,671
4.50%, 2/1/45	52,000	67,725
4.75%, 3/1/46	53,000	71,746
4.15%, 3/1/47	8,000	10,193

Global Payments, Inc. 3.80%, 4/1/21	37,000	37,673

Hartford Financial Services Group, Inc. (The) 6.10%, 10/1/41	32,000	45,077

Healthcare Trust of America Holdings L.P. 3.75%, 7/1/27	64,000	67,633

Healthpeak Properties, Inc.
4.00%, 6/1/25	18,000	19,957
3.50%, 7/15/29	45,000	49,084
3.00%, 1/15/30	47,000	49,168

Hershey Co. (The) 3.10%, 5/15/21	82,000	84,036

Hewlett Packard Enterprise Co. 3.50%, 10/5/21	135,000	139,314

Home Depot, Inc. (The)
2.13%, 9/15/26	23,000	24,726
2.95%, 6/15/29	37,000	41,642
4.88%, 2/15/44	34,000	46,423
4.40%, 3/15/45	63,000	80,480
4.50%, 12/6/48	9,000	12,107

Honeywell International, Inc. 5.70%, 3/15/37	4,000	5,786

HP, Inc. 6.00%, 9/15/41	25,000	29,349

Humana, Inc. 3.13%, 8/15/29	53,000	57,539

Huntington Bancshares, Inc.
3.15%, 3/14/21	39,000	39,652
2.30%, 1/14/22	51,000	52,358

Hyatt Hotels Corp. 3.38%, 7/15/23	2,000	2,019

Illinois Tool Works, Inc. 3.90%, 9/1/42	30,000	37,224

Indiana Michigan Power Co. 4.55%, 3/15/46, Series K	110,000	139,857

Intel Corp.
3.30%, 10/1/21	14,000	14,537
3.10%, 7/29/22	10,000	10,581
2.70%, 12/15/22	123,000	130,341
2.88%, 5/11/24	3,000	3,252

Intercontinental Exchange, Inc. 2.35%, 9/15/22	149,000	155,080

International Business Machines Corp.
3.50%, 5/15/29	100,000	115,433
4.00%, 6/20/42	24,000	28,953

International Paper Co.
3.80%, 1/15/26	35,000	39,534
4.80%, 6/15/44	54,000	64,501
5.15%, 5/15/46	41,000	51,741
4.40%, 8/15/47	46,000	54,289
4.35%, 8/15/48	15,000	17,729

Interpublic Group of Cos., Inc. (The)
4.65%, 10/1/28	22,000	25,606
5.40%, 10/1/48	103,000	113,717

Johnson & Johnson
2.90%, 1/15/28	30,000	33,747
4.38%, 12/5/33	26,000	34,479
3.40%, 1/15/38	32,000	38,034
3.70%, 3/1/46	26,000	32,564

JPMorgan Chase & Co.
2.55%, 3/1/21	141,000	142,769
4.35%, 8/15/21	62,000	64,717
2.97%, 1/15/23	100,000	103,570
3.38%, 5/1/23	60,000	64,221
6.40%, 5/15/38	61,000	94,029
5.63%, 8/16/43	16,000	23,300
4.85%, 2/1/44	73,000	99,803
4.95%, 6/1/45	16,000	21,559

KeyCorp 5.10%, 3/24/21	39,000	40,306

Kimco Realty Corp. 3.13%, 6/1/23	21,000	21,428

Kroger Co. (The)
4.00%, 2/1/24(a)	50,000	55,235
2.65%, 10/15/26	44,000	47,887
3.70%, 8/1/27(a)	17,000	19,445
5.15%, 8/1/43	2,000	2,552
4.45%, 2/1/47	52,000	63,955

Laboratory Corp. of America Holdings
3.20%, 2/1/22	14,000	14,525
4.70%, 2/1/45	45,000	54,903

Lam Research Corp.
2.80%, 6/15/21	71,000	72,596
3.80%, 3/15/25	74,000	83,348

Las Vegas Sands Corp.
3.20%, 8/8/24	50,000	49,856
2.90%, 6/25/25	50,000	48,621

Lincoln National Corp. 3.80%, 3/1/28	25,000	27,756

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

Lockheed Martin Corp.
4.50%, 5/15/36(a)	$31,000	$40,352
4.70%, 5/15/46	40,000	54,713

Lowe’s Cos., Inc.
3.80%, 11/15/21	69,000	71,800
3.12%, 4/15/22	18,000	18,736
4.38%, 9/15/45	56,000	67,659
4.05%, 5/3/47(a)	44,000	51,951
4.55%, 4/5/49	15,000	18,910

Magellan Midstream Partners L.P.
5.15%, 10/15/43(a)	9,000	10,009
4.20%, 10/3/47	70,000	71,500

Marathon Petroleum Corp.
5.13%, 3/1/21	38,000	39,062
4.75%, 12/15/23	14,000	15,380
3.63%, 9/15/24	33,000	35,225
6.50%, 3/1/41	112,000	138,800

Markel Corp. 5.00%, 4/5/46	28,000	34,645

Marriott International, Inc.
2.88%, 3/1/21	38,000	38,192
2.30%, 1/15/22	20,000	19,849
3.25%, 9/15/22	42,000	42,123

Marsh & McLennan Cos., Inc. 3.88%, 3/15/24(a)	64,000	70,882

McDonald’s Corp.
2.63%, 1/15/22	4,000	4,135
3.50%, 3/1/27(a)	27,000	30,597
3.80%, 4/1/28	29,000	33,928
2.63%, 9/1/29	33,000	35,404
6.30%, 3/1/38	32,000	46,881
4.88%, 12/9/45	38,000	48,781
3.63%, 9/1/49	14,000	15,432

McKesson Corp. 3.80%, 3/15/24	69,000	75,720

Medtronic, Inc. 3.15%, 3/15/22	62,000	65,023

Merck & Co., Inc.
2.80%, 5/18/23	37,000	39,441
3.40%, 3/7/29(a)	31,000	35,796
3.60%, 9/15/42	16,000	19,105
3.70%, 2/10/45	28,000	33,496
4.00%, 3/7/49	23,000	29,570

MetLife, Inc. 6.40%, 12/15/66	132,000	156,136

Micron Technology, Inc. 5.33%, 2/6/29	78,000	93,444

Microsoft Corp.
2.65%, 11/3/22	38,000	39,976
2.00%, 8/8/23	30,000	31,436
3.63%, 12/15/23	25,000	27,625
2.88%, 2/6/24	37,000	39,903
2.40%, 8/8/26	35,000	38,232
4.10%, 2/6/37	29,000	37,486
2.53%, 6/1/50	58,000	60,811

MidAmerican Energy Co. 3.65%, 8/1/48	40,000	47,552

Molson Coors Beverage Co. 3.00%, 7/15/26	68,000	70,801

Morgan Stanley
2.50%, 4/21/21	32,000	32,538
2.63%, 11/17/21	81,000	83,280
2.75%, 5/19/22	40,000	41,597
4.88%, 11/1/22	48,000	52,239
4.10%, 5/22/23	34,000	36,760
3.88%, 4/29/24, Series F	33,000	36,510
3.70%, 10/23/24	29,000	32,177
3.13%, 7/27/26	85,000	93,774
3.95%, 4/23/27	44,000	49,566
7.25%, 4/1/32	34,000	51,209
6.38%, 7/24/42	31,000	48,424
4.30%, 1/27/45	66,000	83,197

Motorola Solutions, Inc. 4.60%, 5/23/29	50,000	57,742

MPLX L.P.
4.50%, 7/15/23	11,000	11,830
4.88%, 6/1/25(a)	150,000	167,618
4.13%, 3/1/27	37,000	39,447
5.50%, 2/15/49(a)	85,000	94,340

National Fuel Gas Co. 3.75%, 3/1/23	30,000	30,598

NBCUniversal Media LLC 5.95%, 4/1/41	24,000	35,717

Newmont Corp.
3.63%, 6/9/21	38,000	38,802
6.25%, 10/1/39	53,000	76,227

NextEra Energy Capital Holdings, Inc.
2.40%, 9/1/21	39,000	39,890
2.90%, 4/1/22	85,000	88,498

NIKE, Inc. 3.38%, 11/1/46	39,000	43,802

Norfolk Southern Corp.
4.15%, 2/28/48(a)	31,000	37,986
5.10%, 8/1/2118	12,000	15,251

Northrop Grumman Corp.
3.50%, 3/15/21	70,000	71,499
3.25%, 8/1/23	8,000	8,646
3.25%, 1/15/28(a)	50,000	55,954

NSTAR Electric Co. 3.20%, 5/15/27(a)	71,000	79,885

NVIDIA Corp.
2.20%, 9/16/21	24,000	24,482
3.20%, 9/16/26	45,000	51,042

NVR, Inc. 3.95%, 9/15/22	18,000	19,175

O’Reilly Automotive, Inc. 3.60%, 9/1/27	6,000	6,753

Occidental Petroleum Corp. 4.63%, 6/15/45(a)	12,000	8,460

Omega Healthcare Investors, Inc.
4.38%, 8/1/23	47,000	48,843
4.50%, 4/1/27	34,000	35,671
4.75%, 1/15/28	5,000	5,299

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

Omnicom Group, Inc. 3.63%, 5/1/22	$57,000	$60,115

ONE Gas, Inc. 4.66%, 2/1/44	4,000	5,011

Oracle Corp.
2.50%, 10/15/22	98,000	102,541
4.30%, 7/8/34	74,000	91,867
3.85%, 7/15/36(a)	40,000	46,734
5.38%, 7/15/40	236,000	324,614

Owens Corning
3.40%, 8/15/26	79,000	82,554
4.30%, 7/15/47	7,000	7,134

PacifiCorp 6.00%, 1/15/39	20,000	29,400

Parker-Hannifin Corp.
3.25%, 3/1/27	67,000	73,015
4.45%, 11/21/44	61,000	73,074

PayPal Holdings, Inc. 2.40%, 10/1/24	37,000	39,317

PepsiCo, Inc. 2.63%, 7/29/29	10,000	11,064

Pfizer, Inc.
2.80%, 3/11/22	142,000	147,929
3.20%, 9/15/23	27,000	29,140
4.10%, 9/15/38	80,000	99,515

Philip Morris International, Inc.
2.38%, 8/17/22	117,000	121,542
2.88%, 5/1/24	5,000	5,377
2.75%, 2/25/26	40,000	43,648
3.13%, 8/17/27	20,000	22,194
4.38%, 11/15/41	50,000	61,239
4.50%, 3/20/42	40,000	48,602

Phillips 66 4.30%, 4/1/22(a)	82,000	86,954

Phillips 66 Partners L.P. 3.55%, 10/1/26	40,000	43,408

Pioneer Natural Resources Co.
3.95%, 7/15/22(a)	85,000	88,480
4.45%, 1/15/26	39,000	45,189

Praxair, Inc. 4.05%, 3/15/21	126,000	129,336

Precision Castparts Corp. 3.90%, 1/15/43	45,000	49,935

Principal Financial Group, Inc. 3.40%, 5/15/25	40,000	43,923

Progress Energy, Inc. 6.00%, 12/1/39	62,000	84,194

Prudential Financial, Inc.
3.91%, 12/7/47	102,000	116,176
3.94%, 12/7/49	56,000	63,856
3.70%, 3/13/51	63,000	69,212

PSEG Power LLC 3.00%, 6/15/21	35,000	35,715

Public Service Electric & Gas Co. 3.60%, 12/1/47	62,000	72,250

Quest Diagnostics, Inc.
4.70%, 4/1/21	36,000	37,088
2.95%, 6/30/30	39,000	41,232

Raytheon Technologies Corp.
3.65%, 8/16/23	32,000	34,695
3.95%, 8/16/25	30,000	34,159
3.50%, 3/15/27(b)	8,000	9,015
6.05%, 6/1/36	30,000	42,532
4.50%, 6/1/42	72,000	89,868
4.15%, 5/15/45	51,000	61,330
4.63%, 11/16/48(a)	35,000	45,518

Realty Income Corp. 4.65%, 8/1/23	72,000	79,541

Reliance Steel & Aluminum Co. 4.50%, 4/15/23	31,000	33,260

Republic Services, Inc.
3.55%, 6/1/22	86,000	90,383
3.20%, 3/15/25	3,000	3,291

Reynolds American, Inc.
4.00%, 6/12/22	60,000	63,419
4.45%, 6/12/25	150,000	169,120
5.70%, 8/15/35	109,000	134,200
5.85%, 8/15/45	119,000	146,684

Roper Technologies, Inc. 4.20%, 9/15/28	78,000	91,531

Santander Holdings USA, Inc.
3.70%, 3/28/22	19,000	19,572
3.24%, 10/5/26	50,000	52,018
4.40%, 7/13/27(a)	161,000	174,584

Sherwin-Williams Co. (The)
3.45%, 8/1/25	37,000	40,868
4.50%, 6/1/47	32,000	39,020
3.80%, 8/15/49	28,000	30,666

Southern Co. (The)
2.35%, 7/1/21	35,000	35,601
4.25%, 7/1/36	207,000	236,323
4.40%, 7/1/46	102,000	121,436

Southern Power Co. 4.15%, 12/1/25	7,000	8,007

Stanley Black & Decker, Inc.
3.40%, 12/1/21	23,000	23,762
4.25%, 11/15/28	57,000	68,119

Starbucks Corp.
3.80%, 8/15/25	102,000	115,033
4.00%, 11/15/28	50,000	58,595
4.50%, 11/15/48	103,000	121,607

State Street Corp.
3.10%, 5/15/23	21,000	22,589
3.30%, 12/16/24(a)	36,000	40,117
2.65%, 5/19/26	50,000	54,948

Steel Dynamics, Inc. 5.00%, 12/15/26	46,000	48,704

Stryker Corp.
2.63%, 3/15/21	37,000	37,527
4.63%, 3/15/46	52,000	66,926

Synchrony Financial
3.75%, 8/15/21	14,000	14,320

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value
2.85%, 7/25/22	$12,000	$12,210
4.38%, 3/19/24	33,000	34,559
3.95%, 12/1/27	40,000	41,837

Sysco Corp. 5.95%, 4/1/30	66,000	83,060

Target Corp.
2.50%, 4/15/26(a)	37,000	40,691
3.38%, 4/15/29(a)	56,000	64,707

Textron, Inc. 4.30%, 3/1/24	43,000	45,872

Thermo Fisher Scientific, Inc. 3.00%, 4/15/23	60,000	63,604

Toyota Motor Credit Corp.
2.95%, 4/13/21	10,000	10,194
2.65%, 4/12/22	10,000	10,365
2.70%, 1/11/23	97,000	101,986

Travelers Cos., Inc. (The) 6.75%, 6/20/36	29,000	43,828

Truist Financial Corp.
2.05%, 5/10/21	65,000	65,841
2.75%, 4/1/22	23,000	23,850
3.05%, 6/20/22	228,000	238,385
4.00%, 5/1/25	125,000	142,124
3.70%, 6/5/25	39,000	44,178

TWDC Enterprises 18 Corp.
2.45%, 3/4/22	149,000	153,615
3.00%, 2/13/26	55,000	60,695
7.00%, 3/1/32, Series B(a)	35,000	51,894

Tyson Foods, Inc.
2.25%, 8/23/21	141,000	143,227
4.50%, 6/15/22	54,000	57,602
3.95%, 8/15/24(a)	18,000	19,952
4.88%, 8/15/34	12,000	15,292

U.S. Bancorp
4.13%, 5/24/21	39,000	40,205
3.00%, 7/30/29	126,000	137,078

Union Pacific Corp.
3.75%, 3/15/24	10,000	11,034
3.95%, 9/10/28	81,000	96,305
4.00%, 4/15/47	81,000	97,904
4.50%, 9/10/48	48,000	61,995
4.30%, 3/1/49	15,000	19,214

United Parcel Service, Inc.
2.05%, 4/1/21	36,000	36,467
2.35%, 5/16/22	176,000	182,078
6.20%, 1/15/38	46,000	69,251

UnitedHealth Group, Inc.
3.15%, 6/15/21	75,000	77,050
2.88%, 12/15/21	25,000	25,928
3.35%, 7/15/22	107,000	113,612
2.75%, 2/15/23	26,000	27,428
2.88%, 3/15/23	39,000	41,594
3.75%, 7/15/25(a)	49,000	55,866
3.38%, 4/15/27	70,000	79,909
4.63%, 7/15/35(a)	27,000	35,406
3.50%, 8/15/39	57,000	66,375
4.25%, 4/15/47	31,000	39,944
4.25%, 6/15/48	38,000	48,659

Unum Group 5.75%, 8/15/42	19,000	20,192

Valero Energy Corp.
3.40%, 9/15/26	64,000	70,106
6.63%, 6/15/37	98,000	130,468

Verizon Communications, Inc.
3.45%, 3/15/21	45,000	45,911
5.15%, 9/15/23	6,000	6,836
3.50%, 11/1/24	88,000	97,459
4.02%, 12/3/29	77,000	92,009
4.50%, 8/10/33	213,000	265,597
4.40%, 11/1/34	49,000	61,077
4.81%, 3/15/39	89,000	116,412
3.85%, 11/1/42	59,000	72,054
5.01%, 4/15/49	20,000	27,967

ViacomCBS, Inc.
3.70%, 8/15/24	151,000	164,130
3.50%, 1/15/25	28,000	30,550
4.00%, 1/15/26	28,000	31,369
2.90%, 1/15/27	46,000	48,357
3.38%, 2/15/28	23,000	24,458
7.88%, 7/30/30	58,000	83,887
6.88%, 4/30/36	50,000	67,903
4.60%, 1/15/45	11,000	11,681

Virginia Electric & Power Co. 3.80%, 4/1/28, Series A	50,000	58,073

Walgreens Boots Alliance, Inc. 4.80%, 11/18/44	153,000	166,278

Walmart, Inc.
5.25%, 9/1/35	33,000	48,102
3.95%, 6/28/38	78,000	99,226
4.05%, 6/29/48	6,000	7,909

Walt Disney Co. (The)
2.00%, 9/1/29	47,000	47,933
3.50%, 5/13/40	122,000	133,722
5.40%, 10/1/43	43,000	58,517

Waste Management, Inc.
4.60%, 3/1/21	33,000	33,583
2.90%, 9/15/22	33,000	34,511
3.13%, 3/1/25	37,000	40,430
3.90%, 3/1/35	2,000	2,372

Wells Fargo & Co.
4.60%, 4/1/21	126,000	129,908
2.10%, 7/26/21	34,000	34,599
3.07%, 1/24/23	38,000	39,385
3.45%, 2/13/23, Series M	94,000	99,855
4.13%, 8/15/23	55,000	59,802
3.00%, 2/19/25	39,000	42,133
3.55%, 9/29/25	84,000	93,874
4.30%, 7/22/27	45,000	51,691
5.38%, 11/2/43	64,000	86,978
5.61%, 1/15/44	176,000	243,110
4.75%, 12/7/46	20,000	25,674

Western Union Co. (The) 2.85%, 1/10/25	75,000	78,245

WestRock RKT LLC 4.00%, 3/1/23	35,000	37,358

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (concluded)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2020

Investments	Principal Amount	Value

Weyerhaeuser Co. 7.38%, 3/15/32	$37,000	$51,247

Wisconsin Power and Light Co. 3.00%, 7/1/29	62,000	68,915

WRKCo, Inc.
3.75%, 3/15/25	124,000	137,249
3.38%, 9/15/27	42,000	45,206
4.90%, 3/15/29	37,000	44,314

Wyeth LLC
6.50%, 2/1/34	37,000	57,697
5.95%, 4/1/37	16,000	23,387

Xilinx, Inc. 3.00%, 3/15/21	10,000	10,163

Xylem, Inc. 4.38%, 11/1/46	36,000	38,954

Zoetis, Inc.
3.00%, 9/12/27	38,000	41,996
3.90%, 8/20/28	45,000	53,071
4.45%, 8/20/48	42,000	54,335
TOTAL U.S. CORPORATE BONDS (Cost: $35,067,281)		36,106,325

FOREIGN CORPORATE BONDS – 1.3%

Canada – 0.1%

Barrick North America Finance LLC 5.75%, 5/1/43	33,000	46,754

Switzerland – 0.3%

Novartis Capital Corp.
2.40%, 5/17/22	12,000	12,455
3.40%, 5/6/24	48,000	52,838
3.00%, 11/20/25	33,000	36,677

Total Switzerland		101,970

United Kingdom – 0.9%

BAT Capital Corp.
4.54%, 8/15/47	22,000	23,925
4.76%, 9/6/49	54,000	60,157

Diageo Investment Corp. 4.25%, 5/11/42	25,000	31,240

GlaxoSmithKline Capital, Inc.
2.80%, 3/18/23	10,000	10,593
3.88%, 5/15/28	12,000	14,147
6.38%, 5/15/38	90,000	136,740

Mead Johnson Nutrition Co. 4.60%, 6/1/44	19,000	24,276

RELX Capital, Inc. 4.00%, 3/18/29	17,000	19,772

Total United Kingdom		320,850
TOTAL FOREIGN CORPORATE BONDS (Cost: $457,441)		469,574

U.S. GOVERNMENT OBLIGATIONS – 0.1%

U.S. Treasury Notes – 0.1%
2.25%, 2/15/27	10,000	11,173
2.38%, 11/15/49	14,000	17,297
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $24,990)		28,470

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.9%

United States – 5.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(c)
(Cost: $2,256,163)	2,256,163	2,256,163

TOTAL INVESTMENTS IN SECURITIES – 102.1% (Cost: $37,805,875)		38,860,532

Other Assets less Liabilities – (2.1)%		(783,287)

NET ASSETS – 100.0%		$38,077,245

(a)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,243,324 and the total market value of the collateral held by the Fund was $2,310,359. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $54,196.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$36,106,325	$—	$36,106,325
Foreign Corporate Bonds	—	469,574	—	469,574
U.S. Government Obligations	—	28,470	—	28,470
Investment of Cash Collateral for Securities Loaned	—	2,256,163	—	2,256,163
Total Investments in Securities	$—	$38,860,532	$—	$38,860,532

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 97.4%

United States – 97.4%

Acadia Healthcare Co., Inc. 5.63%, 2/15/23	$150,000	$150,443

ADT Security Corp. (The)
6.25%, 10/15/21	168,000	172,582
4.13%, 6/15/23	98,000	98,500
4.88%, 7/15/32(a)	277,000	252,944

AECOM
5.88%, 10/15/24	30,000	32,478
5.13%, 3/15/27	300,000	323,568

AES Corp. (The)
5.50%, 4/15/25	50,000	51,471
6.00%, 5/15/26	33,000	34,355

Allison Transmission, Inc. 5.88%, 6/1/29(a)	150,000	156,436

Ally Financial, Inc. 5.75%, 11/20/25	28,000	29,995

AMC Networks, Inc.
5.00%, 4/1/24	146,000	144,996
4.75%, 8/1/25	350,000	345,382

American Axle & Manufacturing, Inc. 6.25%, 4/1/25(b)	269,000	264,886

AmeriGas Partners L.P. 5.75%, 5/20/27	125,000	132,551

Amkor Technology, Inc. 6.63%, 9/15/27(a)	277,000	297,134

Antero Midstream Partners L.P. 5.75%, 1/15/28(a)	75,000	59,440

Antero Resources Corp. 5.38%, 11/1/21(b)	300,000	278,496

Aramark Services, Inc.
6.38%, 5/1/25(a)	100,000	103,451
4.75%, 6/1/26	272,000	262,590

Ashland LLC 4.75%, 8/15/22(b)	17,000	17,967

B&G Foods, Inc.
5.25%, 4/1/25	283,000	285,405
5.25%, 9/15/27	296,000	297,018

Ball Corp. 5.25%, 7/1/25	242,000	265,318

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	297,000	322,601

Beacon Roofing Supply, Inc. 4.88%, 11/1/25(a)	314,000	281,083

Berry Global, Inc.
5.13%, 7/15/23(b)	100,000	100,937
4.50%, 2/15/26(a)(b)	200,000	197,497

Boyd Gaming Corp. 6.38%, 4/1/26	350,000	333,161

Brink’s Co. (The) 4.63%, 10/15/27(a)	50,000	48,145

Brookfield Property REIT, Inc. 5.75%, 5/15/26(a)	244,000	206,751

CCO Holdings LLC
5.38%, 5/1/25(a)	50,000	51,380
5.13%, 5/1/27(a)(b)	248,000	256,940
5.00%, 2/1/28(a)	230,000	237,705
5.38%, 6/1/29(a)	100,000	105,614
4.75%, 3/1/30(a)	266,000	272,576
4.50%, 8/15/30(a)	250,000	255,914
4.50%, 5/1/32(a)	25,000	25,344

CDK Global, Inc.
5.00%, 10/15/24(b)	85,000	90,364
4.88%, 6/1/27	150,000	154,328

CDW LLC
5.00%, 9/1/25	30,000	30,941
4.25%, 4/1/28	13,000	13,270

Cedar Fair L.P.
5.50%, 5/1/25(a)	194,000	195,819
5.25%, 7/15/29(a)(b)	50,000	45,335

Centene Corp. 5.38%, 8/15/26(a)	177,000	184,837

CenturyLink, Inc.
5.80%, 3/15/22, Series T	171,000	176,083
6.75%, 12/1/23, Series W	113,000	121,746
7.50%, 4/1/24, Series Y	208,000	228,937
5.63%, 4/1/25(b)	250,000	259,151
5.13%, 12/15/26(a)	121,000	120,886

Charles River Laboratories International, Inc. 4.25%, 5/1/28(a)	123,000	123,145

Chemours Co. (The)
6.63%, 5/15/23	299,000	287,819
7.00%, 5/15/25(b)	160,000	153,109
5.38%, 5/15/27(b)	56,000	50,783

Churchill Downs, Inc. 5.50%, 4/1/27(a)	156,000	153,054

Clean Harbors, Inc. 4.88%, 7/15/27(a)	175,000	180,108

Clear Channel Worldwide Holdings, Inc. 9.25%, 2/15/24	175,000	162,786

Clearway Energy Operating LLC 5.75%, 10/15/25	15,000	15,527

Cleveland-Cliffs, Inc.
5.75%, 3/1/25(b)	234,000	199,935
9.88%, 10/17/25(a)	114,000	119,794
5.88%, 6/1/27(b)	329,000	272,103

CommScope Technologies LLC
6.00%, 6/15/25(a)	490,000	474,467
5.00%, 3/15/27(a)	233,000	210,564

CommScope, Inc.
5.50%, 6/15/24(a)(b)	142,000	144,603
8.25%, 3/1/27(a)(b)	273,000	281,043

Community Health Systems, Inc.
6.25%, 3/31/23	894,000	843,221
6.63%, 2/15/25(a)	200,000	188,500
8.00%, 3/15/26(a)	152,000	143,822

Continental Resources, Inc.
4.38%, 1/15/28	100,000	88,201
4.90%, 6/1/44(b)	100,000	79,842

Cornerstone Building Brands, Inc. 8.00%, 4/15/26(a)	200,000	202,131

Cott Holdings, Inc. 5.50%, 4/1/25(a)	277,000	279,131

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

Investments	Principal Amount	Value

Coty, Inc. 6.50%, 4/15/26(a)(b)	$186,000	$158,687

Crestwood Midstream Partners L.P. 5.75%, 4/1/25(b)	140,000	121,364

Crown Americas LLC 4.75%, 2/1/26	50,000	51,130

CSC Holdings LLC
5.88%, 9/15/22	139,000	145,564
5.25%, 6/1/24	198,000	208,911
5.50%, 4/15/27(a)(b)	200,000	208,300
5.38%, 2/1/28(a)	200,000	209,581
6.50%, 2/1/29(a)	200,000	219,125

Cumulus Media New Holdings, Inc. 6.75%, 7/1/26(a)	255,000	235,994

DaVita, Inc.
5.13%, 7/15/24	123,000	125,275
5.00%, 5/1/25(b)	236,000	241,546

DCP Midstream Operating L.P. 5.38%, 7/15/25	125,000	124,452

Dell International LLC 7.13%, 6/15/24(a)	150,000	155,541

Delta Air Lines, Inc.
2.90%, 10/28/24	248,000	201,328
3.75%, 10/28/29	173,000	138,690

Denbury Resources, Inc. 9.00%, 5/15/21(a)(d)	211,000	81,301

Diamond Resorts International, Inc. 10.75%, 9/1/24(a)(b)	260,000	234,948

Diamond Sports Group LLC
5.38%, 8/15/26(a)	405,000	295,176
6.63%, 8/15/27(a)	476,000	254,674

DISH DBS Corp.
6.75%, 6/1/21	240,000	244,896
5.00%, 3/15/23	76,000	75,925
5.88%, 11/15/24	253,000	252,169
7.75%, 7/1/26(b)	629,000	667,916

Diversified Healthcare Trust 4.75%, 2/15/28	118,000	98,010

DPL, Inc. 7.25%, 10/15/21	24,000	25,587

Eldorado Resorts, Inc. 6.00%, 4/1/25	175,000	183,506

Encompass Health Corp. 5.75%, 11/1/24	155,000	155,404

Energizer Holdings, Inc.
5.50%, 6/15/25(a)	50,000	51,695
7.75%, 1/15/27(a)	200,000	213,717

EnLink Midstream LLC 5.38%, 6/1/29	276,000	207,802

EnLink Midstream Partners L.P. 4.85%, 7/15/26	278,000	206,611

Equinix, Inc. 5.88%, 1/15/26	50,000	52,736

ESH Hospitality, Inc. 5.25%, 5/1/25(a)	283,000	272,097

Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/25(a)	75,000	81,234

Ford Motor Co.
8.50%, 4/21/23	200,000	211,875
9.00%, 4/22/25	400,000	433,630
9.63%, 4/22/30(b)	100,000	118,617
4.75%, 1/15/43	105,000	83,186

Ford Motor Credit Co. LLC 4.54%, 8/1/26	400,000	380,500

Freeport-McMoRan, Inc.
3.88%, 3/15/23	276,000	276,552
4.55%, 11/14/24(b)	106,000	107,999
5.25%, 9/1/29	200,000	205,338
5.40%, 11/14/34	274,000	271,628
5.45%, 3/15/43	361,000	355,002

Frontier Communications Corp. 8.50%, 4/1/26(a)(c)	130,000	122,980

Gap, Inc. (The) 8.63%, 5/15/25(a)(b)	300,000	318,937

Gartner, Inc. 5.13%, 4/1/25(a)	95,000	97,532

GLP Capital L.P. 5.38%, 4/15/26	150,000	164,236

Goodyear Tire & Rubber Co. (The)
5.13%, 11/15/23	200,000	191,938
5.00%, 5/31/26(b)	354,000	330,992
4.88%, 3/15/27(b)	50,000	46,019

Gray Television, Inc.
5.13%, 10/15/24(a)(b)	166,000	166,432
5.88%, 7/15/26(a)	125,000	124,711
7.00%, 5/15/27(a)	116,000	119,207

Greif, Inc. 6.50%, 3/1/27(a)(b)	106,000	108,140

Griffon Corp.
5.25%, 3/1/22	115,000	115,370
5.75%, 3/1/28	79,000	78,210

GrubHub Holdings, Inc. 5.50%, 7/1/27(a)(b)	280,000	286,931

GTT Communications, Inc. 7.88%, 12/31/24(a)	229,000	120,941

Hanesbrands, Inc. 4.88%, 5/15/26(a)(b)	324,000	327,180

HCA, Inc.
4.75%, 5/1/23	147,000	159,560
5.00%, 3/15/24	33,000	36,698
5.25%, 6/15/26	50,000	57,836
3.50%, 9/1/30(b)	276,000	266,172

Hilton Domestic Operating Co., Inc.
4.25%, 9/1/24	71,000	69,143
5.38%, 5/1/25(a)	203,000	203,888
5.75%, 5/1/28(a)	50,000	50,719

Hilton Worldwide Finance LLC
4.63%, 4/1/25	40,000	39,254
4.88%, 4/1/27	160,000	156,570

Holly Energy Partners L.P. 5.00%, 2/1/28(a)	125,000	119,356

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

Investments	Principal Amount	Value

Hologic, Inc. 4.38%, 10/15/25(a)(b)	$104,000	$105,289

Howmet Aerospace, Inc. 5.13%, 10/1/24(b)	100,000	103,642

Hughes Satellite Systems Corp.
5.25%, 8/1/26	195,000	202,363
6.63%, 8/1/26	155,000	161,423

Iron Mountain, Inc.
5.75%, 8/15/24	125,000	126,589
4.88%, 9/15/27(a)	50,000	48,855
5.25%, 3/15/28(a)	166,000	165,554
4.88%, 9/15/29(a)	300,000	292,050

j2 Cloud Services LLC 6.00%, 7/15/25(a)	250,000	255,026

JBS USA LUX S.A.
5.75%, 6/15/25(a)	100,000	101,500
6.75%, 2/15/28(a)	321,000	339,801
5.50%, 1/15/30(a)(b)	9,000	9,240

Kennedy-Wilson, Inc. 5.88%, 4/1/24	190,000	189,642

KFC Holding Co. 4.75%, 6/1/27(a)	179,000	183,995

Koppers, Inc. 6.00%, 2/15/25(a)	175,000	170,732

Kraft Heinz Foods Co.
5.20%, 7/15/45	39,000	42,355
4.38%, 6/1/46	295,000	290,457
5.50%, 6/1/50(a)(b)	165,000	176,543

L Brands, Inc.
6.88%, 11/1/35	364,000	304,286
6.75%, 7/1/36	195,000	160,534

Ladder Capital Finance Holdings LLLP 5.25%, 3/15/22(a)	150,000	142,967

Lamb Weston Holdings, Inc.
4.63%, 11/1/24(a)	5,000	5,201
4.88%, 11/1/26(a)	127,000	131,739

Lennar Corp. 4.75%, 11/29/27	275,000	298,980

Level 3 Financing, Inc.
5.63%, 2/1/23	14,000	14,053
5.38%, 1/15/24	124,000	125,382
5.38%, 5/1/25	50,000	51,193

Lions Gate Capital Holdings LLC
6.38%, 2/1/24(a)	228,000	223,010
5.88%, 11/1/24(a)(b)	74,000	70,940

Live Nation Entertainment, Inc.
4.88%, 11/1/24(a)	73,000	65,927
4.75%, 10/15/27(a)	300,000	258,781

LPL Holdings, Inc. 5.75%, 9/15/25(a)	50,000	50,781

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	200,000	205,375

Masonite International Corp. 5.38%, 2/1/28(a)	100,000	102,419

Mattel, Inc. 6.75%, 12/31/25(a)	340,000	353,340

Maxim Crane Works Holdings Capital LLC 10.13%, 8/1/24(a)	259,000	255,388

MDC Partners, Inc. 6.50%, 5/1/24(a)	224,000	209,020

MEDNAX, Inc.
5.25%, 12/1/23(a)	411,000	410,016
6.25%, 1/15/27(a)(b)	191,000	191,660

Meredith Corp. 6.88%, 2/1/26(b)	306,000	255,550

MGM Growth Properties Operating Partnership L.P. 4.50%, 9/1/26	203,000	201,621

MGM Resorts International
6.75%, 5/1/25	300,000	298,336
4.63%, 9/1/26(b)	176,000	160,671
5.50%, 4/15/27(b)	477,000	459,783

Michaels Stores, Inc. 8.00%, 7/15/27(a)(b)	219,000	190,900

MPT Operating Partnership L.P.
5.25%, 8/1/26	40,000	41,616
5.00%, 10/15/27	148,000	152,537
4.63%, 8/1/29	267,000	268,794

MSCI, Inc.
5.38%, 5/15/27(a)	50,000	53,208
4.00%, 11/15/29(a)	117,000	119,538

Navient Corp.
6.63%, 7/26/21	42,000	41,278
6.13%, 3/25/24(b)	197,000	187,764
5.88%, 10/25/24(b)	174,000	163,994
6.75%, 6/25/25(b)	174,000	166,496
6.75%, 6/15/26	304,000	281,904
5.00%, 3/15/27	101,000	85,062

Navistar International Corp. 9.50%, 5/1/25(a)	312,000	335,689

NCR Corp. 5.00%, 7/15/22	175,000	175,055

Newell Brands, Inc. 6.00%, 4/1/46	327,000	347,536

Newmark Group, Inc. 6.13%, 11/15/23(b)	91,000	90,576

Nexstar Broadcasting, Inc. 5.63%, 8/1/24(a)	321,000	324,244

NextEra Energy Operating Partners L.P.
4.25%, 7/15/24(a)	111,000	112,469
4.25%, 9/15/24(a)	181,000	182,550

Nielsen Finance LLC 5.00%, 4/15/22(a)	316,000	315,197

NortonLifeLock, Inc. 5.00%, 4/15/25(a)	177,000	180,540

Novelis Corp. 5.88%, 9/30/26(a)	248,000	248,565

NRG Energy, Inc.
7.25%, 5/15/26	148,000	156,483
5.75%, 1/15/28(b)	60,000	63,439
5.25%, 6/15/29(a)	200,000	210,463

Nuance Communications, Inc. 5.63%, 12/15/26(b)	50,000	52,145

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

Investments	Principal Amount	Value

NuStar Logistics L.P. 5.63%, 4/28/27	$123,000	$118,980

Occidental Petroleum Corp.
2.70%, 2/15/23	450,000	412,312
2.90%, 8/15/24	250,000	214,117
6.45%, 9/15/36(b)	50,000	42,509
4.50%, 7/15/44(b)	250,000	173,594

Oceaneering International, Inc. 4.65%, 11/15/24	161,000	122,058

Olin Corp.
5.13%, 9/15/27	209,000	196,022
5.63%, 8/1/29	400,000	368,510
Outfront Media Capital LLC 4.63%, 3/15/30(a)	250,000	226,672
Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)(b)	315,000	325,271
Par Pharmaceutical, Inc. 7.50%, 4/1/27(a)	394,000	405,641
Party City Holdings, Inc. 6.63%, 8/1/26(a)	260,000	54,600

PBF Holding Co. LLC
9.25%, 5/15/25(a)	72,000	76,995
7.25%, 6/15/25	317,000	288,503
PBF Logistics L.P. 6.88%, 5/15/23	304,000	290,505

Peabody Energy Corp.
6.00%, 3/31/22(a)(b)	166,000	108,419
6.38%, 3/31/25(a)	100,000	53,313
Penske Automotive Group, Inc. 5.50%, 5/15/26	173,000	172,968

Pilgrim’s Pride Corp.
5.75%, 3/15/25(a)	297,000	296,566
5.88%, 9/30/27(a)	223,000	223,561

Pitney Bowes, Inc.
4.63%, 10/1/21	46,000	42,679
4.63%, 3/15/24(b)	281,000	197,432
PolyOne Corp. 5.75%, 5/15/25(a)	100,000	103,063

Post Holdings, Inc.
5.00%, 8/15/26(a)	41,000	41,233
5.75%, 3/1/27(a)	237,000	245,391
5.63%, 1/15/28(a)	176,000	182,567
5.50%, 12/15/29(a)	24,000	24,859
4.63%, 4/15/30(a)	203,000	199,072
PQ Corp. 6.75%, 11/15/22(a)	128,000	130,445
Prime Security Services Borrower LLC 5.75%, 4/15/26(a)	157,000	163,176

PulteGroup, Inc.
5.50%, 3/1/26	218,000	238,384
5.00%, 1/15/27	293,000	314,361

QVC, Inc.
4.85%, 4/1/24	249,000	251,888
4.45%, 2/15/25	80,000	78,824
4.75%, 2/15/27	195,000	189,418
Radian Group, Inc. 6.63%, 3/15/25	100,000	102,688
RBS Global, Inc. 4.88%, 12/15/25(a)	100,000	100,812

Realogy Group LLC
5.25%, 12/1/21(a)(b)	261,000	264,654
4.88%, 6/1/23(a)(b)	192,000	180,120

Rite Aid Corp.
6.13%, 4/1/23(a)	200,000	194,825
7.50%, 7/1/25(a)	119,000	119,297
Royal Caribbean Cruises Ltd. 3.70%, 3/15/28	100,000	63,013
Ryman Hospitality Properties, Inc. 4.75%, 10/15/27(a)	52,000	46,368
Sabre GLBL, Inc. 9.25%, 4/15/25(a)	291,000	307,914
Sally Holdings LLC 5.63%, 12/1/25	51,000	49,690
SBA Communications Corp. 4.88%, 9/1/24	156,000	159,900

Scientific Games International, Inc.
5.00%, 10/15/25(a)(b)	232,000	215,013
8.25%, 3/15/26(a)	252,000	226,442
7.25%, 11/15/29(a)	28,000	22,447
Service Corp. International 4.63%, 12/15/27	50,000	52,270
ServiceMaster Co. LLC (The) 5.13%, 11/15/24(a)	250,000	254,089
SESI LLC 7.75%, 9/15/24	190,000	70,043
Signature Aviation U.S. Holdings, Inc. 5.38%, 5/1/26(a)	200,000	200,721
Sinclair Television Group, Inc. 5.63%, 8/1/24(a)(b)	160,000	154,017

Sirius XM Radio, Inc.
3.88%, 8/1/22(a)	53,000	53,460
5.38%, 7/15/26(a)	267,000	276,584
5.50%, 7/1/29(a)	300,000	316,464

Six Flags Entertainment Corp.
4.88%, 7/31/24(a)	320,000	287,398
5.50%, 4/15/27(a)(b)	26,000	23,270
Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)(b)	50,000	51,906
Spectrum Brands, Inc. 5.75%, 7/15/25	100,000	102,939

Spirit AeroSystems, Inc.
7.50%, 4/15/25(a)	279,000	276,384
4.60%, 6/15/28	200,000	162,265

Springleaf Finance Corp.
7.75%, 10/1/21	79,000	82,375
5.63%, 3/15/23	137,000	138,972
6.13%, 3/15/24	181,000	184,313
6.88%, 3/15/25	338,000	347,549
7.13%, 3/15/26	143,000	148,183
5.38%, 11/15/29	435,000	409,422

Sprint Corp.
7.88%, 9/15/23	26,000	29,315
7.13%, 6/15/24	250,000	282,735
SunCoke Energy Partners L.P. 7.50%, 6/15/25(a)	230,000	195,112

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

Investments	Principal Amount	Value
Sunoco L.P. 4.88%, 1/15/23	$180,000	$177,956

T-Mobile USA, Inc.
6.00%, 3/1/23	212,000	213,244
6.50%, 1/15/24	100,000	102,482
6.00%, 4/15/24	35,000	35,869
5.13%, 4/15/25	50,000	51,281
4.75%, 2/1/28	128,000	135,423

Tallgrass Energy Partners L.P.
5.50%, 9/15/24(a)	67,000	60,714
5.50%, 1/15/28(a)	300,000	260,371
TEGNA, Inc. 5.00%, 9/15/29(a)	277,000	259,579
Teleflex, Inc. 4.63%, 11/15/27	175,000	185,417

Tenet Healthcare Corp.
6.75%, 6/15/23	546,000	542,451
4.63%, 7/15/24	123,000	120,681
5.13%, 5/1/25(b)	477,000	460,882
6.25%, 2/1/27(a)	22,000	21,904
Tenneco, Inc. 5.00%, 7/15/26(b)	315,000	208,894

TerraForm Power Operating LLC
4.25%, 1/31/23(a)	119,000	120,858
5.00%, 1/31/28(a)	258,000	269,562

TransDigm, Inc.
6.50%, 7/15/24	176,000	168,502
6.50%, 5/15/25	10,000	9,377
6.25%, 3/15/26(a)	386,000	385,709
6.38%, 6/15/26	103,000	94,167
5.50%, 11/15/27	292,000	255,639

Transocean, Inc.
7.50%, 1/15/26(a)	321,000	178,155
8.00%, 2/1/27(a)	207,000	117,214
TreeHouse Foods, Inc. 6.00%, 2/15/24(a)	69,000	70,560
Tronox, Inc. 6.50%, 4/15/26(a)(b)	327,000	306,530
Tutor Perini Corp. 6.88%, 5/1/25(a)(b)	229,000	218,838
U.S. Concrete, Inc. 6.38%, 6/1/24	274,000	271,289

U.S. Foods, Inc.
5.88%, 6/15/24(a)	85,000	80,971
6.25%, 4/15/25(a)	100,000	102,188
Under Armour, Inc. 3.25%, 6/15/26(b)	263,000	233,465

United Rentals North America, Inc.
4.63%, 10/15/25	168,000	169,171
5.88%, 9/15/26	208,000	218,216
5.50%, 5/15/27	227,000	234,703
4.88%, 1/15/28	259,000	265,880

United States Steel Corp.
6.88%, 8/15/25(b)	232,000	158,364
6.25%, 3/15/26(b)	162,000	102,840
Uniti Group L.P. 6.00%, 4/15/23(a)	308,000	301,262
Vail Resorts, Inc. 6.25%, 5/15/25(a)	117,000	122,923
Vector Group Ltd. 6.13%, 2/1/25(a)	347,000	334,201

VeriSign, Inc.
5.25%, 4/1/25	156,000	173,176
4.75%, 7/15/27	194,000	204,244

VICI Properties, Inc.
3.50%, 2/15/25(a)	60,000	56,541
3.75%, 2/15/27(a)	50,000	47,086
4.13%, 8/15/30(a)	265,000	253,158

Vistra Operations Co. LLC
5.50%, 9/1/26(a)	323,000	330,540
5.63%, 2/15/27(a)	223,000	229,202
W&T Offshore, Inc. 9.75%, 11/1/23(a)	151,000	94,996
Washington Prime Group L.P. 6.45%, 8/15/24(b)	181,000	102,574
WESCO Distribution, Inc. 5.38%, 12/15/21	182,000	182,596
Western Digital Corp. 4.75%, 2/15/26(b)	533,000	551,650

Western Midstream Operating L.P.
3.95%, 6/1/25	50,000	47,086
4.05%, 2/1/30(b)	83,000	80,209
Xerox Corp. 4.13%, 3/15/23	174,000	174,280

XPO Logistics, Inc.
6.13%, 9/1/23(a)	173,000	175,613
6.25%, 5/1/25(a)	100,000	104,938

Yum! Brands, Inc. 4.75%, 1/15/30(a)(b)	225,000	228,986
TOTAL U.S. CORPORATE BONDS (Cost: $63,201,868)		61,464,145

FOREIGN CORPORATE BONDS – 0.4%

United Kingdom – 0.4%

Avon International Operations, Inc. 7.88%, 8/15/22(a) (Cost: $249,124)	245,000	246,131

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 15.2%

United States – 15.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(e)
(Cost: $9,593,738)	9,593,738	9,593,738

TOTAL INVESTMENTS IN SECURITIES – 113.0% (Cost: $73,044,730)		71,304,014

Other Assets less Liabilities – (13.0)%		(8,220,690)

NET ASSETS – 100.0%		$63,083,324

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (concluded)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2020

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $9,564,013 and the total market value of the collateral held by the Fund was $9,895,036. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $301,298.

(c)	The issuer of this bond has filed for Chapter 11 bankruptcy protection.

(d)	Subsequent to June 30, 2020, the issuer of this bond filed for Chapter 11 bankruptcy protection.

(e)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$61,464,145	$—	$61,464,145
Foreign Corporate Bonds	—	246,131	—	246,131
Investment of Cash Collateral for Securities Loaned	—	9,593,738	—	9,593,738
Total Investments in Securities	$—	$71,304,014	$—	$71,304,014

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2020

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 91.7%

United States – 91.7%

3M Co.
1.63%, 9/19/21	$85,000	$86,180
2.00%, 6/26/22	37,000	38,193

AbbVie, Inc.
2.90%, 11/6/22	82,000	86,064
2.85%, 5/14/23	139,000	146,656
3.60%, 5/14/25	74,000	81,880
Agilent Technologies, Inc. 3.88%, 7/15/23	87,000	94,059
Alexandria Real Estate Equities, Inc. 4.00%, 1/15/24	33,000	36,513

Ally Financial, Inc.
3.88%, 5/21/24	156,000	161,442
5.80%, 5/1/25	37,000	41,267

Altria Group, Inc.
2.85%, 8/9/22	97,000	101,101
2.95%, 5/2/23	46,000	48,470
4.00%, 1/31/24	28,000	30,867
Amazon.com, Inc. 2.40%, 2/22/23	31,000	32,595

American Electric Power Co., Inc.
2.15%, 11/13/20	7,000	7,044
3.65%, 12/1/21, Series I	90,000	93,904

American Express Co.
2.50%, 8/1/22	47,000	48,694
2.65%, 12/2/22	49,000	51,340
3.40%, 2/22/24	79,000	85,970
American Express Credit Corp. 2.25%, 5/5/21	46,000	46,636

American Honda Finance Corp.
1.70%, 9/9/21	50,000	50,722
3.38%, 12/10/21	58,000	60,247
2.15%, 9/10/24	100,000	104,532
Ameriprise Financial, Inc. 4.00%, 10/15/23	85,000	93,960

Amgen, Inc.
3.88%, 11/15/21	38,943	40,406
3.63%, 5/22/24	64,000	70,220
Amphenol Corp. 3.20%, 4/1/24	25,000	26,800
Analog Devices, Inc. 2.50%, 12/5/21	39,000	39,969

Anthem, Inc.
3.13%, 5/15/22	59,000	61,821
3.50%, 8/15/24	39,000	42,700

Apple, Inc.
2.25%, 2/23/21	97,000	98,070
2.15%, 2/9/22	35,000	36,019
2.30%, 5/11/22	42,000	43,506

AT&T, Inc.
3.00%, 2/15/22	105,000	109,350
3.80%, 3/15/22	47,000	49,510
3.40%, 6/15/22	65,000	68,394
3.60%, 2/17/23(a)	29,000	31,150
3.40%, 5/15/25	142,000	156,153
AutoZone, Inc. 3.70%, 4/15/22	26,000	27,206

Bank of America Corp.
5.70%, 1/24/22	87,000	94,115
3.30%, 1/11/23	87,000	92,887
4.13%, 1/22/24	19,000	21,114
4.20%, 8/26/24	83,000	92,200
4.00%, 1/22/25	15,000	16,576
3.95%, 4/21/25, Series L	93,000	103,048
Bank of New York Mellon Corp. (The) 2.50%, 4/15/21	68,000	69,046
Baxter International, Inc. 1.70%, 8/15/21	22,000	22,299
BBVA USA 2.50%, 8/27/24	152,000	154,490
Berkshire Hathaway Finance Corp. 4.25%, 1/15/21	100,000	102,127
Biogen, Inc. 3.63%, 9/15/22	84,000	89,284

BlackRock, Inc.
4.25%, 5/24/21	32,000	33,073
3.50%, 3/18/24	78,000	86,511
Block Financial LLC 5.50%, 11/1/22	33,000	35,189
Boardwalk Pipelines L.P. 4.95%, 12/15/24	27,000	28,945

Boeing Co. (The)
2.30%, 8/1/21(a)	49,000	49,483
2.70%, 5/1/22(a)	54,000	54,690
4.88%, 5/1/25	144,000	157,099

Boston Scientific Corp.
3.38%, 5/15/22	41,000	42,862
3.45%, 3/1/24	56,000	60,732

BP Capital Markets America, Inc.
2.75%, 5/10/23(a)	95,000	100,417
3.79%, 2/6/24(a)	21,000	22,945

Bristol-Myers Squibb Co.
2.88%, 8/15/20(b)	52,000	52,151
3.25%, 2/20/23(b)	60,000	63,897

Broadcom Corp.
2.65%, 1/15/23	81,000	84,071
3.13%, 1/15/25	49,000	52,374

Broadcom, Inc.
3.46%, 9/15/26(b)	54,000	57,990
4.11%, 9/15/28(b)	68,000	74,214

Burlington Northern Santa Fe LLC
3.45%, 9/15/21	126,000	129,699
3.00%, 3/15/23	59,000	62,365

Capital One Financial Corp.
4.75%, 7/15/21	73,000	76,135
3.90%, 1/29/24	83,000	90,321
3.30%, 10/30/24	89,000	95,820
4.25%, 4/30/25	56,000	62,994

Caterpillar Financial Services Corp.
2.65%, 5/17/21, Series I(a)	68,000	69,362
2.95%, 2/26/22	75,000	78,155

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2020

Investments	Principal Amount	Value

Celanese U.S. Holdings LLC
5.88%, 6/15/21	$122,000	$127,331
3.50%, 5/8/24	20,000	21,123
Chevron Corp. 1.55%, 5/11/25	40,000	41,162
Cigna Corp. 3.40%, 9/17/21	35,000	36,171
Cimarex Energy Co. 4.38%, 6/1/24(a)	82,000	86,602
Cisco Systems, Inc. 2.60%, 2/28/23	17,000	17,893

Citigroup, Inc.
2.70%, 3/30/21	58,000	58,949
2.90%, 12/8/21	58,000	59,760
2.75%, 4/25/22	42,000	43,539
3.88%, 10/25/23	85,000	93,463
3.75%, 6/16/24	62,000	68,453
4.00%, 8/5/24	35,000	38,218
Citizens Financial Group, Inc. 2.38%, 7/28/21	33,000	33,424
CME Group, Inc. 3.00%, 9/15/22	70,000	73,884

Coca-Cola Co. (The)
1.88%, 10/27/20	51,000	51,254
2.50%, 4/1/23	58,000	61,506
3.20%, 11/1/23	65,000	70,808
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/22	52,000	63,164

Comcast Corp.
2.75%, 3/1/23	69,000	73,311
3.60%, 3/1/24	64,000	71,041
Conagra Brands, Inc. 3.20%, 1/25/23(a)	60,000	63,249
Connecticut Light & Power Co. (The) 2.50%, 1/15/23	56,000	58,337

Constellation Brands, Inc.
2.70%, 5/9/22	35,000	36,313
3.20%, 2/15/23(a)	57,000	60,443
4.25%, 5/1/23	28,000	30,706
Corning, Inc. 2.90%, 5/15/22	37,000	38,324
CSX Corp. 3.70%, 11/1/23	45,000	49,431
Discover Financial Services 3.85%, 11/21/22	17,000	18,020
Dominion Energy, Inc. 2.75%, 9/15/22, Series B	58,000	60,120

DTE Energy Co.
3.70%, 8/1/23, Series D	94,000	101,118
2.53%, 10/1/24, Series C	26,000	27,239

Duke Energy Corp.
3.55%, 9/15/21	19,000	19,537
2.40%, 8/15/22	40,000	41,516
3.95%, 10/15/23	37,000	40,401
Eastman Chemical Co. 3.60%, 8/15/22	60,000	62,660
Eaton Corp. 2.75%, 11/2/22(a)	88,000	92,602

eBay, Inc.
3.80%, 3/9/22	85,000	89,305
2.60%, 7/15/22	31,000	32,043
2.75%, 1/30/23	43,000	44,955
Ecolab, Inc. 3.25%, 1/14/23	32,000	33,989
Enterprise Products Operating LLC 3.75%, 2/15/25	73,000	80,806
EOG Resources, Inc. 2.63%, 3/15/23(a)	45,000	47,180
Evergy, Inc. 2.45%, 9/15/24	36,000	38,068
Eversource Energy 2.75%, 3/15/22, Series K	165,000	171,050
Exelon Corp. 3.50%, 6/1/22	93,000	97,356
Express Scripts Holding Co. 2.60%, 11/30/20	90,000	90,817

Exxon Mobil Corp.
2.22%, 3/1/21	169,000	170,952
2.73%, 3/1/23	35,000	36,834
2.99%, 3/19/25(a)	47,000	51,087
Fifth Third Bancorp 2.60%, 6/15/22	36,000	37,341
Fifth Third Bank N.A. 3.35%, 7/26/21	99,000	101,768
Fiserv, Inc. 2.75%, 7/1/24	32,000	34,141
Fortune Brands Home & Security, Inc. 4.00%, 9/21/23	94,000	102,604

General Dynamics Corp.
2.25%, 11/15/22	65,000	67,660
3.38%, 5/15/23	78,000	84,372

General Mills, Inc.
2.60%, 10/12/22	78,000	81,294
3.70%, 10/17/23	29,000	31,587
Gilead Sciences, Inc. 4.40%, 12/1/21	88,000	92,153
Hershey Co. (The) 3.38%, 5/15/23(a)	85,000	91,848

Honeywell International, Inc.
4.25%, 3/1/21	13,000	13,348
2.15%, 8/8/22	101,000	104,712
Huntington Bancshares, Inc. 3.15%, 3/14/21	154,000	156,574
IBM Credit LLC 3.60%, 11/30/21	42,000	43,939
Intel Corp. 2.88%, 5/11/24	97,000	105,137
Intercontinental Exchange, Inc. 2.35%, 9/15/22	104,000	108,244
International Business Machines Corp. 2.85%, 5/13/22	100,000	104,655

Interpublic Group of Cos., Inc. (The)
3.75%, 10/1/21	170,000	176,327
3.75%, 2/15/23	46,000	48,728
4.20%, 4/15/24	21,000	22,954

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2020

Investments	Principal Amount	Value
Jabil, Inc. 4.70%, 9/15/22	$40,000	$42,517
JM Smucker Co. (The) 3.50%, 10/15/21	32,000	33,257
Johnson & Johnson 1.65%, 3/1/21	26,000	26,215

JPMorgan Chase & Co.
4.50%, 1/24/22	146,000	154,983
2.97%, 1/15/23	86,000	89,070
3.88%, 2/1/24	71,000	78,812
3.88%, 9/10/24	56,000	62,128
3.13%, 1/23/25(a)	38,000	41,441
Juniper Networks, Inc. 4.50%, 3/15/24	102,000	113,088
Kellogg Co. 2.65%, 12/1/23	37,000	39,244
KeyCorp 5.10%, 3/24/21	139,000	143,656
KLA Corp. 4.65%, 11/1/24	45,000	51,638

Kroger Co. (The)
2.95%, 11/1/21	78,000	80,310
3.40%, 4/15/22	26,000	27,108
Laboratory Corp. of America Holdings 3.20%, 2/1/22	102,000	105,827
Las Vegas Sands Corp. 3.20%, 8/8/24	127,000	126,634
Lincoln National Corp. 4.00%, 9/1/23	144,000	156,972
Lockheed Martin Corp. 2.50%, 11/23/20	107,000	107,733
Lowe’s Cos., Inc. 3.80%, 11/15/21	95,000	98,856

Marathon Petroleum Corp.
5.13%, 3/1/21(a)	115,000	118,213
4.70%, 5/1/25	37,000	41,465

Marriott International, Inc.
2.30%, 1/15/22(a)	74,000	73,442
5.75%, 5/1/25, Series EE	37,000	40,237

Marsh & McLennan Cos., Inc.
3.30%, 3/14/23	5,000	5,330
3.88%, 3/15/24(a)	67,000	74,205
Mastercard, Inc. 2.00%, 11/21/21(a)	46,000	47,023
McCormick & Co., Inc. 2.70%, 8/15/22	41,000	42,737
McDonald’s Corp. 2.63%, 1/15/22	31,000	32,049
McKesson Corp. 2.85%, 3/15/23	13,000	13,608
Medtronic, Inc. 3.15%, 3/15/22	66,000	69,218
Merck & Co., Inc. 2.80%, 5/18/23	81,000	86,345
Micron Technology, Inc. 4.64%, 2/6/24	30,000	33,090
MidAmerican Energy Co. 3.50%, 10/15/24	85,000	94,469
Molson Coors Beverage Co. 2.10%, 7/15/21	68,000	68,848
3.50%, 5/1/22	37,000	38,617
Mondelez International, Inc. 3.63%, 5/7/23	27,000	29,101

Morgan Stanley
2.50%, 4/21/21	157,000	159,642
5.50%, 7/28/21	90,000	94,791
2.75%, 5/19/22	60,000	62,396
3.13%, 1/23/23(a)	75,000	79,552
3.70%, 10/23/24	98,000	108,736
Motorola Solutions, Inc. 3.75%, 5/15/22	31,000	32,537

MPLX L.P.
4.50%, 7/15/23	47,000	50,548
4.88%, 12/1/24(a)	38,000	42,229
4.00%, 2/15/25	68,000	72,755
MUFG Union Bank NA 3.15%, 4/1/22	250,000	260,633
National Fuel Gas Co. 4.90%, 12/1/21	44,000	45,520
NextEra Energy Capital Holdings, Inc. 3.15%, 4/1/24	93,000	101,047
Nordstrom, Inc. 4.00%, 10/15/21(a)	24,000	24,055
Northern States Power Co. 2.60%, 5/15/23	54,000	56,645

Northrop Grumman Corp.
2.55%, 10/15/22	60,000	62,723
3.25%, 8/1/23	43,000	46,471
NVIDIA Corp. 2.20%, 9/16/21	73,000	74,467
NVR, Inc. 3.95%, 9/15/22	39,000	41,545
Old Republic International Corp. 4.88%, 10/1/24	22,000	23,820
Omega Healthcare Investors, Inc. 4.38%, 8/1/23	44,000	45,726
Omnicom Group, Inc. 3.65%, 11/1/24	36,000	39,663

Oracle Corp.
2.50%, 10/15/22	63,000	65,919
3.63%, 7/15/23(a)	29,000	31,631
2.95%, 11/15/24	48,000	52,060
2.50%, 4/1/25	19,000	20,372
Packaging Corp. of America 4.50%, 11/1/23(a)	67,000	73,820
PepsiCo, Inc. 2.75%, 3/1/23	80,000	84,972
Pfizer, Inc. 2.80%, 3/11/22	48,000	50,004

Philip Morris International, Inc.
2.38%, 8/17/22	21,000	21,815
2.50%, 11/2/22	111,000	115,720
Phillips 66 4.30%, 4/1/22(a)	64,000	67,866
PNC Financial Services Group, Inc. (The) 3.50%, 1/23/24	137,000	149,867

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2020

Investments	Principal Amount	Value
Progress Energy, Inc. 3.15%, 4/1/22	$41,000	$42,543
Prudential Financial, Inc. 3.50%, 5/15/24	34,000	37,667
Public Service Enterprise Group, Inc. 2.65%, 11/15/22	25,000	26,140
Quest Diagnostics, Inc. 4.70%, 4/1/21	22,000	22,665

Raytheon Technologies Corp.
2.80%, 3/15/22(b)	44,000	45,408
2.50%, 12/15/22(b)	44,000	45,631

Realty Income Corp.
3.25%, 10/15/22	88,000	92,236
4.65%, 8/1/23	45,000	49,713

Regions Financial Corp.
2.75%, 8/14/22	68,000	70,849
3.80%, 8/14/23	45,000	48,965
Reliance Steel & Aluminum Co. 4.50%, 4/15/23	35,000	37,551
Republic Services, Inc. 3.55%, 6/1/22	74,000	77,772

Reynolds American, Inc.
4.00%, 6/12/22	81,000	85,616
4.85%, 9/15/23	30,000	33,437

Roper Technologies, Inc.
3.13%, 11/15/22	23,000	24,106
3.65%, 9/15/23	73,000	79,423
salesforce.com, Inc. 3.25%, 4/11/23	35,000	37,629
Santander Holdings USA, Inc. 3.40%, 1/18/23	134,000	139,435
Southern Co. (The) 2.35%, 7/1/21	102,000	103,753
Southwest Airlines Co. 5.25%, 5/4/25	70,000	73,973
Stanley Black & Decker, Inc. 2.90%, 11/1/22	42,000	44,328
Starbucks Corp. 3.10%, 3/1/23	13,000	13,841
State Street Corp. 3.70%, 11/20/23	28,000	31,077
Stryker Corp. 3.38%, 5/15/24	24,000	26,168
Synchrony Bank 3.65%, 5/24/21	58,000	58,946
Synchrony Financial 4.25%, 8/15/24	56,000	58,839

Sysco Corp.
2.50%, 7/15/21	83,000	84,450
2.60%, 6/12/22	45,000	46,400
5.65%, 4/1/25	44,000	51,413
Tapestry, Inc. 3.00%, 7/15/22(a)	37,000	36,433
Tech Data Corp. 3.70%, 2/15/22	30,000	30,689
Texas Instruments, Inc. 2.75%, 3/12/21	85,000	86,284
Thermo Fisher Scientific, Inc. 4.15%, 2/1/24	30,000	33,320
TJX Cos., Inc. (The) 2.50%, 5/15/23	42,000	44,012

Toyota Motor Credit Corp.
3.30%, 1/12/22	52,000	54,190
3.00%, 4/1/25	94,000	102,230

Truist Bank
2.80%, 5/17/22	102,000	106,177
3.20%, 4/1/24	46,000	49,900

Truist Financial Corp.
2.90%, 3/3/21	82,000	83,249
3.20%, 9/3/21	33,000	34,007
2.70%, 1/27/22	45,000	46,433
2.75%, 4/1/22	164,000	170,062
3.05%, 6/20/22	38,000	39,731
2.50%, 8/1/24	65,000	69,200
TWDC Enterprises 18 Corp. 2.45%, 3/4/22	7,000	7,217
2.35%, 12/1/22	26,000	27,076

Tyson Foods, Inc.
4.50%, 6/15/22	87,000	92,803
3.95%, 8/15/24(a)	14,000	15,519

U.S. Bancorp
3.00%, 3/15/22	95,000	99,171
2.95%, 7/15/22	98,000	102,746
Union Electric Co. 3.50%, 4/15/24	40,000	43,336

Union Pacific Corp.
2.95%, 3/1/22	36,000	37,427
3.15%, 3/1/24	54,000	58,656
United Parcel Service, Inc. 2.50%, 4/1/23(a)	83,000	87,271

UnitedHealth Group, Inc.
3.15%, 6/15/21	58,000	59,585
2.38%, 8/15/24	94,000	100,447

Verizon Communications, Inc.
2.95%, 3/15/22	33,000	34,435
5.15%, 9/15/23	52,000	59,249
3.50%, 11/1/24	39,000	43,192
3.38%, 2/15/25	46,000	51,215
ViacomCBS, Inc. 4.75%, 5/15/25(a)	111,000	127,053
Visa, Inc. 2.15%, 9/15/22	45,000	46,784
Walgreen Co. 3.10%, 9/15/22	12,000	12,580
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	43,000	47,393
Walmart, Inc. 3.40%, 6/26/23	84,000	91,558
Walt Disney Co. (The) 3.35%, 3/24/25(a)	46,000	51,049

Wells Fargo & Co.
4.60%, 4/1/21	64,000	65,985
3.75%, 1/24/24	122,000	133,391
3.30%, 9/9/24(a)	146,000	160,045

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2020

Investments	Principal Amount	Value
2.16%, 2/11/26, (3-month U.S. dollar London Interbank Offered Rate + 0.75%)(c)	$100,000	$103,132
WestRock RKT LLC 4.90%, 3/1/22	9,000	9,584
Xcel Energy, Inc. 2.40%, 3/15/21	28,000	28,306
Xilinx, Inc. 2.95%, 6/1/24	76,000	81,613
Zoetis, Inc. 3.25%, 2/1/23	31,000	32,744
TOTAL U.S. CORPORATE BONDS (Cost: $18,265,536)		18,926,676

FOREIGN CORPORATE BONDS – 4.3%

Australia – 0.2%

National Australia Bank Ltd. 3.38%, 9/20/21	46,000	47,661

Germany – 1.2%

Deutsche Bank AG
2.70%, 7/13/20	36,000	36,008
4.25%, 10/14/21	100,000	102,646
3.70%, 5/30/24(a)	100,000	104,352

Total Germany		243,006

Switzerland – 0.6%

ABB Finance USA, Inc. 3.38%, 4/3/23	28,000	29,691

Novartis Capital Corp.
2.40%, 5/17/22	20,000	20,759
2.40%, 9/21/22	62,000	64,684

Total Switzerland		115,134

United Kingdom – 2.3%

BAT Capital Corp. 3.22%, 8/15/24	86,000	92,156

Diageo Investment Corp. 2.88%, 5/11/22(a)	108,000	112,745

GlaxoSmithKline Capital, Inc. 3.38%, 5/15/23	56,000	60,406

HSBC Holdings PLC 4.00%, 3/30/22	104,000	109,780

Unilever Capital Corp. 3.00%, 3/7/22	95,000	99,166

Total United Kingdom		474,253
TOTAL FOREIGN CORPORATE BONDS (Cost: $851,593)		880,054

U.S. GOVERNMENT OBLIGATIONS – 0.2%

U.S. Treasury Note – 0.2%
2.63%, 8/31/20
(Cost: $40,987)	41,000	41,167

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.1%

United States – 8.1%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(d)
(Cost: $1,661,425)	1,661,425	1,661,425

TOTAL INVESTMENTS IN SECURITIES – 104.3% (Cost: $20,819,541)		21,509,322

Other Assets less Liabilities – (4.3)%		(877,456)

NET ASSETS – 100.0%		$20,631,866

(a)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,635,556 and the total market value of the collateral held by the Fund was $1,682,906. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $21,481.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown reflects the accrual rate as of June 30, 2020 on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$18,926,676	$—	$18,926,676
Foreign Corporate Bonds	—	880,054	—	880,054
U.S. Government Obligations	—	41,167	—	41,167
Investment of Cash Collateral for Securities Loaned	—	1,661,425	—	1,661,425
Total Investments in Securities	$—	$21,509,322	$—	$21,509,322

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2020

Investments	Principal Amount	Value

U.S. CORPORATE BONDS – 94.9%

United States – 94.9%

Acadia Healthcare Co., Inc. 5.63%, 2/15/23	$150,000	$150,443

ADT Security Corp. (The)
6.25%, 10/15/21	125,000	128,409
3.50%, 7/15/22	150,000	149,567
4.13%, 6/15/23	67,000	67,342

AECOM 5.88%, 10/15/24	150,000	162,391

Allison Transmission, Inc. 5.00%, 10/1/24(a)	92,000	92,056

AMC Networks, Inc.
4.75%, 12/15/22	125,000	124,966
5.00%, 4/1/24	272,000	270,130

American Airlines Group, Inc. 5.00%, 6/1/22(a)	200,000	116,608

Antero Resources Corp. 5.38%, 11/1/21(b)	200,000	185,664

Ashland LLC 4.75%, 8/15/22(b)	5,000	5,284

Berry Global, Inc. 5.50%, 5/15/22	73,000	73,337

Blue Cube Spinco LLC 9.75%, 10/15/23	45,000	46,490

BMC East LLC 5.50%, 10/1/24(a)	100,000	101,115

Calumet Specialty Products Partners L.P. 7.63%, 1/15/22	25,000	23,963

CCO Holdings LLC 4.00%, 3/1/23(a)(b)	177,000	177,994

CenturyLink, Inc.
5.80%, 3/15/22, Series T	293,000	301,709
7.50%, 4/1/24, Series Y	209,000	230,038

Chemours Co. (The) 6.63%, 5/15/23	250,000	240,651

Cinemark USA, Inc. 4.88%, 6/1/23	50,000	42,406

Cleveland-Cliffs, Inc. 4.88%, 1/15/24(a)	75,000	70,773

Cogent Communications Group, Inc. 5.38%, 3/1/22(a)	228,000	235,356

Colfax Corp. 6.00%, 2/15/24(a)	116,000	119,927

CommScope, Inc.
5.00%, 6/15/21(a)	8,000	8,000
5.50%, 6/15/24(a)(b)	124,000	126,273

Community Health Systems, Inc.
6.25%, 3/31/23	277,000	261,266
8.63%, 1/15/24(a)(b)	300,000	294,298

Consolidated Communications, Inc. 6.50%, 10/1/22(b)	206,000	190,123

Crestwood Midstream Partners L.P. 6.25%, 4/1/23	100,000	89,261

Crown Americas LLC 4.50%, 1/15/23	150,000	154,217

CSC Holdings LLC
6.75%, 11/15/21	166,000	174,719
5.88%, 9/15/22	311,000	325,687

CVR Partners L.P. 9.25%, 6/15/23(a)	195,000	191,608

DCP Midstream Operating L.P. 3.88%, 3/15/23	50,000	48,656

Dell International LLC 5.88%, 6/15/21(a)	165,000	165,308

Denbury Resources, Inc.
9.00%, 5/15/21(a)(e)	178,000	68,586
9.25%, 3/31/22(a)(e)	242,000	97,651

Diamond Resorts International, Inc. 7.75%, 9/1/23(a)(b)	261,000	250,721

Diebold Nixdorf, Inc. 8.50%, 4/15/24(b)	76,000	60,507

DISH DBS Corp.
6.75%, 6/1/21	100,000	102,040
5.88%, 7/15/22	314,000	319,974
5.00%, 3/15/23	268,000	267,736

DPL, Inc. 7.25%, 10/15/21	2,000	2,132

Edgewell Personal Care Co. 4.70%, 5/24/22	174,000	180,635

EMC Corp. 3.38%, 6/1/23	256,000	259,741

Ferrellgas L.P. 6.75%, 1/15/22	145,000	122,310

Ford Motor Co. 8.50%, 4/21/23	200,000	211,875

Ford Motor Credit Co. LLC
5.88%, 8/2/21	200,000	202,344
4.06%, 11/1/24	200,000	191,401

Freeport-McMoRan, Inc.
3.55%, 3/1/22	250,000	250,556
3.88%, 3/15/23	423,000	423,846

Frontier Communications Corp. 8.75%, 4/15/22(c)(d)	50,000	16,551

Genworth Holdings, Inc.
7.63%, 9/24/21	140,000	131,483
4.90%, 8/15/23	140,000	112,437
4.80%, 2/15/24(b)	126,000	100,879

Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/23	348,000	333,972

Griffon Corp. 5.25%, 3/1/22	123,000	123,395

Hanesbrands, Inc. 4.63%, 5/15/24(a)	50,000	49,880

HAT Holdings I LLC 5.25%, 7/15/24(a)	117,000	119,572

HCA, Inc. 5.88%, 5/1/23	180,000	194,891

Hilton Domestic Operating Co., Inc. 4.25%, 9/1/24	100,000	97,385

Hughes Satellite Systems Corp.
7.63%, 6/15/21	53,000	54,711
6.63%, 8/1/26	50,000	52,072

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2020

Investments	Principal Amount	Value

Huntsman International LLC 5.13%, 11/15/22	$70,000	$74,181

JBS USA LUX S.A. 5.88%, 7/15/24(a)	100,000	101,532

KB Home 7.63%, 5/15/23	100,000	109,365

Kennedy-Wilson, Inc. 5.88%, 4/1/24	75,000	74,859

KFC Holding Co. 5.00%, 6/1/24(a)	121,000	123,584

L Brands, Inc. 5.63%, 10/15/23	243,000	230,287

Lamb Weston Holdings, Inc. 4.63%, 11/1/24(a)	50,000	52,005

Lennar Corp.
4.13%, 1/15/22	71,000	72,045
4.75%, 11/15/22	75,000	77,792
4.50%, 4/30/24	250,000	260,599

Level 3 Financing, Inc.
5.38%, 8/15/22	144,000	144,174
5.63%, 2/1/23	41,000	41,156

Lions Gate Capital Holdings LLC
6.38%, 2/1/24(a)	60,000	58,687
5.88%, 11/1/24(a)(b)	248,000	237,744

Live Nation Entertainment, Inc. 4.88%, 11/1/24(a)(b)	121,000	109,277

Magellan Health, Inc. 4.90%, 9/22/24	100,000	101,565

Martin Midstream Partners L.P. 7.25%, 2/15/21	334,000	251,711

MDC Partners, Inc. 6.50%, 5/1/24(a)	100,000	93,313

MEDNAX, Inc. 5.25%, 12/1/23(a)	222,000	221,468

Meritor, Inc. 6.25%, 2/15/24	65,000	65,724

MGM Growth Properties Operating Partnership L.P. 5.63%, 5/1/24	250,000	259,406

MGM Resorts International 6.00%, 3/15/23(b)	315,000	318,971

Molina Healthcare, Inc. 5.38%, 11/15/22(b)	194,000	198,312

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/23(a)	115,000	118,313

Navient Corp.
6.50%, 6/15/22	199,000	196,139
5.50%, 1/25/23	118,000	113,501
7.25%, 9/25/23	147,000	144,134
6.13%, 3/25/24(b)	100,000	95,312
5.88%, 10/25/24(b)	150,000	141,374

NCR Corp. 5.00%, 7/15/22	423,000	423,133

Newell Brands, Inc. 4.35%, 4/1/23	225,000	232,830

Newmark Group, Inc. 6.13%, 11/15/23(b)	354,000	352,352

Nexstar Broadcasting, Inc. 5.63%, 8/1/24(a)	300,000	303,031

NextEra Energy Operating Partners L.P. 4.25%, 7/15/24(a)	269,000	272,559

Nielsen Finance LLC 5.00%, 4/15/22(a)	451,000	449,854

Occidental Petroleum Corp.
2.70%, 2/15/23	200,000	183,250
2.90%, 8/15/24	200,000	171,294

PBF Logistics L.P. 6.88%, 5/15/23	260,000	248,459

Peabody Energy Corp. 6.00%, 3/31/22(a)(b)	429,000	280,191

Performance Food Group, Inc. 5.50%, 6/1/24(a)	100,000	99,365

Plantronics, Inc. 5.50%, 5/31/23(a)	150,000	131,155

PolyOne Corp. 5.25%, 3/15/23(b)	50,000	54,156

PQ Corp. 6.75%, 11/15/22(a)	50,000	50,955

Prestige Brands, Inc. 6.38%, 3/1/24(a)	175,000	179,831

Prime Security Services Borrower LLC 5.25%, 4/15/24(a)	117,000	119,937

Realogy Group LLC 4.88%, 6/1/23(a)(b)	234,000	219,521

Sabre GLBL, Inc. 5.38%, 4/15/23(a)	175,000	163,825

Sealed Air Corp. 4.88%, 12/1/22(a)	193,000	198,986

SESI LLC 7.13%, 12/15/21	196,000	71,540

Sirius XM Radio, Inc.
3.88%, 8/1/22(a)	294,000	296,550
4.63%, 5/15/23(a)	43,000	43,349

Six Flags Entertainment Corp. 4.88%, 7/31/24(a)	119,000	106,876

Springleaf Finance Corp.
6.13%, 5/15/22(b)	429,000	438,226
6.13%, 3/15/24	200,000	203,661

Sprint Corp.
7.88%, 9/15/23	250,000	281,874
7.13%, 6/15/24	150,000	169,641

Steel Dynamics, Inc. 5.25%, 4/15/23	85,000	85,746

Stericycle, Inc. 5.38%, 7/15/24(a)	117,000	120,217

Sunoco L.P. 4.88%, 1/15/23	120,000	118,637

T-Mobile USA, Inc. 4.00%, 4/15/22(b)	150,000	154,070

Taylor Morrison Communities, Inc. 5.63%, 3/1/24(a)	114,000	117,266

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (SFHY)

June 30, 2020

Investments	Principal Amount	Value

Tenet Healthcare Corp.
8.13%, 4/1/22	$271,000	$285,038
6.75%, 6/15/23	339,000	336,796

Toll Brothers Finance Corp.
5.88%, 2/15/22	76,000	79,390
4.38%, 4/15/23	125,000	130,143

TransDigm, Inc. 6.50%, 7/15/24(b)	250,000	239,349

TreeHouse Foods, Inc. 6.00%, 2/15/24(a)	100,000	102,261

TRI Pointe Group, Inc. 5.88%, 6/15/24	75,000	77,299

U.S. Concrete, Inc. 6.38%, 6/1/24	150,000	148,516

U.S. Foods, Inc. 5.88%, 6/15/24(a)(b)	100,000	95,261

Vista Outdoor, Inc. 5.88%, 10/1/23	231,000	226,644

WR Grace & Co-Conn 5.13%, 10/1/21(a)	100,000	105,380

Xerox Corp. 4.13%, 3/15/23	190,000	190,306

XPO Logistics, Inc.
6.13%, 9/1/23(a)	119,000	120,797
6.75%, 8/15/24(a)	100,000	105,021
TOTAL U.S. CORPORATE BONDS (Cost: $23,285,685)		22,216,386

FOREIGN CORPORATE BONDS – 1.7%

Mexico – 0.8%

CEMEX Finance LLC 6.00%, 4/1/24(a)	200,000	198,562

United Kingdom – 0.9%

Avon International Operations, Inc. 7.88%, 8/15/22(a)	207,000	207,955
TOTAL FOREIGN CORPORATE BONDS (Cost: $408,250)		406,517

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 13.9%

United States – 13.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(f)
(Cost: $3,245,178)	3,245,178	3,245,178

TOTAL INVESTMENTS IN SECURITIES – 110.5% (Cost: $26,939,113)		25,868,081

Other Assets less Liabilities – (10.5)%		(2,450,466)

NET ASSETS – 100.0%		$23,417,615

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,200,739 and the total market value of the collateral held by the Fund was $3,304,579. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $59,401.

(c)	Security in default on interest payments.

(d)	The issuer of this bond has filed for Chapter 11 bankruptcy protection.

(e)	Subsequent to June 30, 2020, the issuer of this bond filed for Chapter 11 bankruptcy protection.

(f)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Corporate Bonds	$—	$22,216,386	$—	$22,216,386
Foreign Corporate Bonds	—	406,517	—	406,517
Investment of Cash Collateral for Securities Loaned	—	3,245,178	—	3,245,178
Total Investments in Securities	$—	$25,868,081	$—	$25,868,081

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 90.2%

Argentina – 0.1%

Internet & Direct Marketing Retail – 0.1%

MercadoLibre, Inc.*	234	$230,670

China – 0.1%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	3,472	166,899

Israel – 0.0%

Software – 0.0%

Check Point Software Technologies Ltd.*	1,104	118,603

Netherlands – 0.1%

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors N.V.	2,712	309,276

Peru – 0.0%

Banks – 0.0%

Credicorp Ltd.	258	34,487

Russia – 0.1%

Interactive Media & Services – 0.1%

Yandex N.V. Class A*	2,731	136,605

United Kingdom – 0.5%

Beverages – 0.0%

Coca-Cola European Partners PLC	1,673	63,173

Chemicals – 0.4%

Linde PLC	4,611	978,039

Diversified Telecommunication Services – 0.1%

Liberty Global PLC Class C*	4,279	92,041
Total United Kingdom		1,133,253

United States – 89.3%

Aerospace & Defense – 1.4%

Boeing Co. (The)	3,835	702,955

General Dynamics Corp.	2,260	337,780

Howmet Aerospace, Inc.	2,646	41,939

L3Harris Technologies, Inc.	1,711	290,305

Lockheed Martin Corp.	2,251	821,435

Northrop Grumman Corp.	1,248	383,685

Raytheon Technologies Corp.	7,649	471,331

Teledyne Technologies, Inc.*	146	45,399

TransDigm Group, Inc.	292	129,079

Total Aerospace & Defense		3,223,908

Air Freight & Logistics – 0.5%

C.H. Robinson Worldwide, Inc.	775	61,272

Expeditors International of Washington, Inc.	1,170	88,967

FedEx Corp.	2,019	283,104

United Parcel Service, Inc. Class B	6,146	683,312

Total Air Freight & Logistics		1,116,655

Airlines – 0.1%

American Airlines Group, Inc.	1,701	22,232

Delta Air Lines, Inc.	4,726	132,564

Southwest Airlines Co.	3,266	111,632

United Airlines Holdings, Inc.*	632	21,874

Total Airlines		288,302

Auto Components – 0.1%

Aptiv PLC	2,092	163,009

Automobiles – 0.6%

Ford Motor Co.	24,245	147,410

General Motors Co.	9,734	246,270

Tesla, Inc.*	964	1,040,937

Total Automobiles		1,434,617

Banks – 2.7%

Bank of America Corp.	66,008	1,567,690

Citigroup, Inc.	15,056	769,362

Citizens Financial Group, Inc.	3,402	85,867

Comerica, Inc.	819	31,204

Fifth Third Bancorp	4,914	94,742

First Republic Bank	1,577	167,146

Huntington Bancshares, Inc.	8,127	73,428

JPMorgan Chase & Co.	20,474	1,925,784

KeyCorp	8,316	101,289

M&T Bank Corp.	819	85,151

PNC Financial Services Group, Inc. (The)	3,015	317,208

Regions Financial Corp.	7,552	83,978

SVB Financial Group*	326	70,263

Truist Financial Corp.	9,867	370,506

U.S. Bancorp	10,533	387,825

Wells Fargo & Co.	12,677	324,531

Total Banks		6,455,974

Beverages – 1.5%

Brown-Forman Corp. Class B	1,949	124,073

Coca-Cola Co. (The)	32,588	1,456,032

Constellation Brands, Inc. Class A	1,248	218,338

Molson Coors Beverage Co. Class B	1,197	41,129

Monster Beverage Corp.*	3,433	237,976

PepsiCo, Inc.	11,798	1,560,403

Total Beverages		3,637,951

Biotechnology – 2.2%

AbbVie, Inc.	14,827	1,455,715

Alexion Pharmaceuticals, Inc.*	1,247	139,963

Amgen, Inc.	4,611	1,087,551

Biogen, Inc.*	1,404	375,640

BioMarin Pharmaceutical, Inc.*	1,174	144,801

Exact Sciences Corp.*	1,038	90,244

Gilead Sciences, Inc.	9,984	768,169

Incyte Corp.*	1,560	162,193

Regeneron Pharmaceuticals, Inc.*	558	347,997

Seattle Genetics, Inc.*	841	142,903

Vertex Pharmaceuticals, Inc.*	1,485	431,110

Total Biotechnology		5,146,286

Building Products – 0.3%

Allegion PLC	515	52,643

Johnson Controls International PLC	9,431	321,975

Masco Corp.	3,448	173,124

Trane Technologies PLC	2,001	178,049

Total Building Products		725,791

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

Capital Markets – 2.7%

Ameriprise Financial, Inc.	1,761	$264,221

Bank of New York Mellon Corp. (The)	11,037	426,580

BlackRock, Inc.	936	509,268

Charles Schwab Corp. (The)	14,288	482,077

CME Group, Inc.	2,649	430,569

FactSet Research Systems, Inc.	154	50,584

Goldman Sachs Group, Inc. (The)	3,667	724,673

Intercontinental Exchange, Inc.	5,034	461,114

MarketAxess Holdings, Inc.	145	72,633

Moody’s Corp.	1,562	429,128

Morgan Stanley	16,286	786,614

MSCI, Inc.	858	286,418

Nasdaq, Inc.	696	83,151

Northern Trust Corp.	1,606	127,420

Raymond James Financial, Inc.	1,064	73,235

S&P Global, Inc.	1,950	642,486

State Street Corp.	4,213	267,736

T. Rowe Price Group, Inc.	1,831	226,129

Total Capital Markets		6,344,036

Chemicals – 1.1%

Air Products & Chemicals, Inc.	1,638	395,511

Celanese Corp.	1,254	108,270

CF Industries Holdings, Inc.	1,197	33,684

Corteva, Inc.*	5,820	155,918

Dow, Inc.*	5,947	242,400

DuPont de Nemours, Inc.	5,086	270,219

Eastman Chemical Co.	792	55,155

Ecolab, Inc.	2,105	418,790

FMC Corp.	1,248	124,326

International Flavors & Fragrances, Inc.	624	76,415

LyondellBasell Industries N.V. Class A	2,186	143,664

PPG Industries, Inc.	2,003	212,438

Sherwin-Williams Co. (The)	644	372,135

Total Chemicals		2,608,925

Commercial Services & Supplies – 0.4%

Cintas Corp.	779	207,495

Copart, Inc.*	2,420	201,513

Republic Services, Inc.	1,949	159,916

Waste Connections, Inc.	779	73,062

Waste Management, Inc.	3,530	373,862

Total Commercial Services & Supplies		1,015,848

Communications Equipment – 0.8%

Arista Networks, Inc.*	312	65,529

Cisco Systems, Inc.	37,329	1,741,025

Motorola Solutions, Inc.	1,064	149,098

Total Communications Equipment		1,955,652

Construction & Engineering – 0.1%

Jacobs Engineering Group, Inc.	1,610	136,528

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	539	111,341

Vulcan Materials Co.	995	115,271

Total Construction Materials		226,612

Consumer Finance – 0.5%

Ally Financial, Inc.	1,827	36,230

American Express Co.	7,767	739,418

Capital One Financial Corp.	3,000	187,770

Discover Financial Services	2,268	113,604

Synchrony Financial	4,095	90,745

Total Consumer Finance		1,167,767

Containers & Packaging – 0.2%

Amcor PLC*	10,627	108,502

Ball Corp.	2,496	173,447

International Paper Co.	3,929	138,340

Packaging Corp. of America	313	31,237

Total Containers & Packaging		451,526

Distributors – 0.1%

Genuine Parts Co.	916	79,655

LKQ Corp.*	3,575	93,665

Total Distributors		173,320

Diversified Financial Services – 1.3%

Berkshire Hathaway, Inc. Class B*	16,930	3,022,174

Diversified Telecommunication Services – 1.6%

AT&T, Inc.	61,777	1,867,519

CenturyLink, Inc.	5,482	54,984

Verizon Communications, Inc.	35,006	1,929,881

Total Diversified Telecommunication Services		3,852,384

Electric Utilities – 1.7%

Alliant Energy Corp.	2,882	137,875

American Electric Power Co., Inc.	3,813	303,667

Duke Energy Corp.	5,911	472,230

Edison International	1,861	101,071

Entergy Corp.	1,945	182,461

Evergy, Inc.	1,559	92,433

Eversource Energy	2,326	193,686

Exelon Corp.	7,756	281,465

FirstEnergy Corp.	5,009	194,249

NextEra Energy, Inc.	3,748	900,157

NRG Energy, Inc.	3,337	108,653

Pinnacle West Capital Corp.	1,310	96,010

PPL Corp.	6,162	159,226

Southern Co. (The)	9,138	473,805

Xcel Energy, Inc.	4,428	276,750

Total Electric Utilities		3,973,738

Electrical Equipment – 0.4%

AMETEK, Inc.	1,842	164,620

Eaton Corp. PLC	3,258	285,010

Emerson Electric Co.	6,714	416,469

Rockwell Automation, Inc.	936	199,368

Total Electrical Equipment		1,065,467

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

Electronic Equipment, Instruments & Components – 0.4%

Amphenol Corp. Class A	2,024	$193,919

CDW Corp.	873	101,425

Corning, Inc.	9,172	237,555

Keysight Technologies, Inc.*	1,156	116,502

TE Connectivity Ltd.	2,786	227,198

Zebra Technologies Corp. Class A*	87	22,268

Total Electronic Equipment, Instruments & Components		898,867

Energy Equipment & Services – 0.1%

Baker Hughes Co.	3,904	60,082

Halliburton Co.	1,449	18,808

Schlumberger Ltd.	8,694	159,883

Total Energy Equipment & Services		238,773

Entertainment – 2.0%

Activision Blizzard, Inc.	5,774	438,247

Electronic Arts, Inc.*	2,652	350,197

Live Nation Entertainment, Inc.*	252	11,171

Netflix, Inc.*	3,344	1,521,654

Spotify Technology S.A.*	555	143,295

Take-Two Interactive Software, Inc.*	937	130,777

Walt Disney Co. (The)	18,654	2,080,107

Total Entertainment		4,675,448

Equity Real Estate Investment Trusts (REITs) – 2.4%

Alexandria Real Estate Equities, Inc.	631	102,380

American Tower Corp.	3,432	887,309

AvalonBay Communities, Inc.	882	136,393

Boston Properties, Inc.	574	51,878

Camden Property Trust	1,243	113,386

Crown Castle International Corp.	3,179	532,006

Digital Realty Trust, Inc.	1,702	241,871

Duke Realty Corp.	2,185	77,327

Equinix, Inc.	623	437,533

Equity LifeStyle Properties, Inc.	773	48,297

Equity Residential	2,394	140,815

Essex Property Trust, Inc.	326	74,709

Extra Space Storage, Inc.	1,088	100,499

Federal Realty Investment Trust	287	24,455

Healthpeak Properties, Inc.	2,481	68,376

Host Hotels & Resorts, Inc.	5,418	58,460

Invitation Homes, Inc.	7,459	205,346

Mid-America Apartment Communities, Inc.	607	69,605

National Retail Properties, Inc.	644	22,849

Omega Healthcare Investors, Inc.	517	15,370

Prologis, Inc.	5,275	492,316

Public Storage	989	189,779

Realty Income Corp.	2,957	175,942

Regency Centers Corp.	1,512	69,386

SBA Communications Corp.	1,077	320,860

Simon Property Group, Inc.	970	66,329

Sun Communities, Inc.	780	105,830

UDR, Inc.	3,046	113,859

Ventas, Inc.	1,449	53,062

VEREIT, Inc.	3,591	23,090

VICI Properties, Inc.	10,867	219,405

Vornado Realty Trust	1,386	52,959

W.P. Carey, Inc.	878	59,397

Welltower, Inc.	3,493	180,763

Weyerhaeuser Co.	6,106	137,141

Total Equity Real Estate Investment Trusts (REITs)		5,668,982

Food & Staples Retailing – 1.4%

Costco Wholesale Corp.	3,587	1,087,614

Kroger Co. (The)	7,030	237,966

Sysco Corp.	4,095	223,833

U.S. Foods Holding Corp.*	251	4,950

Walgreens Boots Alliance, Inc.	6,250	264,937

Walmart, Inc.	11,955	1,431,970

Total Food & Staples Retailing		3,251,270

Food Products – 1.0%

Archer-Daniels-Midland Co.	4,864	194,074

Campbell Soup Co.	1,711	84,917

Conagra Brands, Inc.	3,509	123,411

General Mills, Inc.	5,399	332,848

Hershey Co. (The)	1,017	131,824

Hormel Foods Corp.	2,976	143,651

J.M. Smucker Co. (The)	780	82,532

Kellogg Co.	2,713	179,221

Kraft Heinz Co. (The)	5,272	168,124

Lamb Weston Holdings, Inc.	1,477	94,425

McCormick & Co., Inc. Non-Voting Shares	780	139,940

Mondelez International, Inc. Class A	12,703	649,504

Tyson Foods, Inc. Class A	1,584	94,581

Total Food Products		2,419,052

Gas Utilities – 0.0%

Atmos Energy Corp.	562	55,964

UGI Corp.	1,664	52,915

Total Gas Utilities		108,879

Health Care Equipment & Supplies – 3.0%

Abbott Laboratories	14,423	1,318,695

Align Technology, Inc.*	450	123,498

Baxter International, Inc.	4,369	376,171

Becton, Dickinson and Co.	1,811	433,318

Boston Scientific Corp.*	11,060	388,317

Cooper Cos., Inc. (The)	312	88,496

Danaher Corp.	5,230	924,821

Dentsply Sirona, Inc.	2,597	114,424

DexCom, Inc.*	481	194,997

Edwards Lifesciences Corp.*	4,677	323,227

IDEXX Laboratories, Inc.*	546	180,267

Intuitive Surgical, Inc.*	764	435,350

Medtronic PLC	11,952	1,095,998

ResMed, Inc.	840	161,280

STERIS PLC	1,017	156,049

Stryker Corp.	2,517	453,538

Teleflex, Inc.	172	62,605

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

Varian Medical Systems, Inc.*	624	$76,452

Zimmer Biomet Holdings, Inc.	1,560	186,202

Total Health Care Equipment & Supplies		7,093,705

Health Care Providers & Services – 2.4%

AmerisourceBergen Corp.	1,170	117,901

Anthem, Inc.	1,872	492,299

Cardinal Health, Inc.	2,617	136,581

Centene Corp.*	4,391	279,048

Cigna Corp.*	2,694	505,529

CVS Health Corp.	11,874	771,454

HCA Healthcare, Inc.	1,701	165,099

Henry Schein, Inc.*	1,247	72,812

Humana, Inc.	935	362,546

Laboratory Corp. of America Holdings*	702	116,609

McKesson Corp.	1,560	239,335

Quest Diagnostics, Inc.	1,091	124,330

UnitedHealth Group, Inc.	7,391	2,179,976

Universal Health Services, Inc. Class B	567	52,669

Total Health Care Providers & Services		5,616,188

Health Care Technology – 0.2%

Cerner Corp.	3,997	273,994

Veeva Systems, Inc. Class A*	935	219,183

Total Health Care Technology		493,177

Hotels, Restaurants & Leisure – 1.4%

Carnival Corp.	1,479	24,285

Chipotle Mexican Grill, Inc.*	234	246,252

Darden Restaurants, Inc.	287	21,746

Domino’s Pizza, Inc.	312	115,265

Hilton Worldwide Holdings, Inc.	2,170	159,387

Las Vegas Sands Corp.	3,137	142,859

Marriott International, Inc. Class A	2,079	178,233

McDonald’s Corp.	7,234	1,334,456

MGM Resorts International	1,050	17,640

Norwegian Cruise Line Holdings Ltd.*	1,415	23,248

Royal Caribbean Cruises Ltd.	914	45,974

Starbucks Corp.	10,894	801,690

Wynn Resorts Ltd.	315	23,464

Yum! Brands, Inc.	1,722	149,659

Total Hotels, Restaurants & Leisure		3,284,158

Household Durables – 0.3%

D.R. Horton, Inc.	4,273	236,938

Garmin Ltd.	854	83,265

Lennar Corp. Class A	3,605	222,140

NVR, Inc.*	8	26,070

PulteGroup, Inc.	3,044	103,587

Whirlpool Corp.	283	36,657

Total Household Durables		708,657

Household Products – 1.6%

Church & Dwight Co., Inc.	1,872	144,706

Clorox Co. (The)	1,172	257,102

Colgate-Palmolive Co.	7,886	577,728

Kimberly-Clark Corp.	2,651	374,719

Procter & Gamble Co. (The)	20,283	2,425,238

Total Household Products		3,779,493

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp. (The)	2,162	31,328

Vistra Energy Corp.	4,002	74,517

Total Independent Power & Renewable Electricity Producers		105,845

Industrial Conglomerates – 1.0%

3M Co.	5,133	800,697

General Electric Co.	56,640	386,851

Honeywell International, Inc.	6,294	910,049

Roper Technologies, Inc.	702	272,559

Total Industrial Conglomerates		2,370,156

Insurance – 1.8%

Aflac, Inc.	5,481	197,480

Alleghany Corp.	63	30,816

Allstate Corp. (The)	3,013	292,231

American International Group, Inc.	5,976	186,332

Aon PLC	2,007	386,548

Arch Capital Group Ltd.*	2,394	68,588

Arthur J. Gallagher & Co.	1,562	152,279

Chubb Ltd.	3,725	471,659

Cincinnati Financial Corp.	854	54,682

Fidelity National Financial, Inc.	2,245	68,832

Globe Life, Inc.	1,545	114,685

Hartford Financial Services Group, Inc. (The)	2,679	103,275

Lincoln National Corp.	1,638	60,262

Loews Corp.	819	28,084

Markel Corp.*	150	138,476

Marsh & McLennan Cos., Inc.	4,431	475,756

MetLife, Inc.	7,228	263,967

Principal Financial Group, Inc.	1,280	53,171

Progressive Corp. (The)	4,806	385,009

Prudential Financial, Inc.	2,583	157,305

Reinsurance Group of America, Inc.	186	14,590

Travelers Cos., Inc. (The)	2,403	274,062

W.R. Berkley Corp.	1,111	63,649

Willis Towers Watson PLC	935	184,148

Total Insurance		4,225,886

Interactive Media & Services – 5.2%

Alphabet, Inc. Class A*	2,496	3,539,453

Alphabet, Inc. Class C*	2,726	3,853,501

Facebook, Inc. Class A*	19,806	4,497,349

IAC/InterActiveCorp*	546	176,576

Snap, Inc. Class A*	9,215	216,460

Twitter, Inc.*	8,246	245,648

Total Interactive Media & Services		12,528,987

Internet & Direct Marketing Retail – 4.5%

Amazon.com, Inc.*	3,523	9,719,323

Booking Holdings, Inc.*	312	496,810

eBay, Inc.	8,001	419,653

Expedia Group, Inc.	756	62,143

Total Internet & Direct Marketing Retail		10,697,929

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

IT Services – 5.5%

Accenture PLC Class A	5,909	$1,268,780

Akamai Technologies, Inc.*	1,562	167,275

Automatic Data Processing, Inc.	3,445	512,926

Booz Allen Hamilton Holding Corp.	533	41,462

Broadridge Financial Solutions, Inc.	780	98,428

Cognizant Technology Solutions Corp. Class A	5,342	303,532

EPAM Systems, Inc.*	244	61,490

Fidelity National Information Services, Inc.	5,597	750,502

Fiserv, Inc.*	4,684	457,252

FleetCor Technologies, Inc.*	624	156,955

Gartner, Inc.*	559	67,823

Global Payments, Inc.	1,872	317,529

GoDaddy, Inc. Class A*	1,948	142,847

International Business Machines Corp.	7,627	921,113

Jack Henry & Associates, Inc.	311	57,233

Leidos Holdings, Inc.	842	78,870

MasterCard, Inc. Class A	7,178	2,122,535

Okta, Inc.*	477	95,510

Paychex, Inc.	3,735	282,926

PayPal Holdings, Inc.*	9,846	1,715,469

Square, Inc. Class A*	3,724	390,797

Twilio, Inc. Class A*	947	207,791

VeriSign, Inc.*	780	161,327

Visa, Inc. Class A	14,342	2,770,444

Total IT Services		13,150,816

Leisure Products – 0.0%

Hasbro, Inc.	882	66,106

Life Sciences Tools & Services – 0.9%

Agilent Technologies, Inc.	2,962	261,752

Illumina, Inc.*	934	345,907

IQVIA Holdings, Inc.*	1,402	198,916

Mettler-Toledo International, Inc.*	155	124,860

Thermo Fisher Scientific, Inc.	3,263	1,182,316

Waters Corp.*	546	98,498

Total Life Sciences Tools & Services		2,212,249

Machinery – 1.2%

Caterpillar, Inc.	5,524	698,786

Cummins, Inc.	1,367	236,846

Deere & Co.	2,479	389,575

Dover Corp.	1,909	184,333

Fortive Corp.	2,148	145,334

IDEX Corp.	229	36,191

Illinois Tool Works, Inc.	2,467	431,355

PACCAR, Inc.	2,951	220,882

Parker-Hannifin Corp.	1,154	211,494

Stanley Black & Decker, Inc.	1,413	196,944

Westinghouse Air Brake Technologies Corp.	1,408	81,059

Xylem, Inc.	1,313	85,292

Total Machinery		2,918,091

Media – 1.2%

Altice USA, Inc. Class A*	3,435	77,425

Charter Communications, Inc. Class A*	1,326	676,313

Comcast Corp. Class A	39,948	1,557,173

Discovery, Inc. Class C*	946	18,220

DISH Network Corp. Class A*	2,056	70,953

Fox Corp. Class A	3,426	91,885

Liberty Broadband Corp. Class C*	1,720	213,211

Omnicom Group, Inc.	1,512	82,555

ViacomCBS, Inc. Class B	2,926	68,234

Total Media		2,855,969

Metals & Mining – 0.3%

Freeport-McMoRan, Inc.	10,323	119,437

Newmont Corp.	6,639	409,892

Nucor Corp.	2,088	86,464

Total Metals & Mining		615,793

Mortgage Real Estate Investment Trusts (REITs) – 0.0%

Annaly Capital Management, Inc.	5,965	39,130

Multi-Utilities – 0.8%

Ameren Corp.	1,651	116,165

CenterPoint Energy, Inc.	1,449	27,053

CMS Energy Corp.	2,807	163,985

Consolidated Edison, Inc.	2,839	204,209

Dominion Energy, Inc.	6,255	507,781

DTE Energy Co.	1,050	112,875

NiSource, Inc.	3,699	84,115

Public Service Enterprise Group, Inc.	3,607	177,320

Sempra Energy	1,940	227,426

WEC Energy Group, Inc.	2,966	259,970

Total Multi-Utilities		1,880,899

Multiline Retail – 0.4%

Dollar General Corp.	1,638	312,056

Dollar Tree, Inc.*	2,028	187,955

Target Corp.	4,296	515,219

Total Multiline Retail		1,015,230

Oil, Gas & Consumable Fuels – 2.1%

Apache Corp.	1,260	17,010

Cheniere Energy, Inc.*	5,483	264,939

Chevron Corp.	14,496	1,293,478

Concho Resources, Inc.	1,811	93,267

ConocoPhillips	8,268	347,421

Diamondback Energy, Inc.	189	7,904

EOG Resources, Inc.	2,991	151,524

Exxon Mobil Corp.	30,310	1,355,463

Hess Corp.	3,578	185,376

Kinder Morgan, Inc.	17,584	266,749

Marathon Petroleum Corp.	4,662	174,266

Occidental Petroleum Corp.	4,254	77,848

ONEOK, Inc.	1,443	47,937

Phillips 66	3,168	227,779

Pioneer Natural Resources Co.	819	80,016

Targa Resources Corp.	2,003	40,200

Valero Energy Corp.	3,087	181,577

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

Williams Cos., Inc. (The)	14,254	$271,111

Total Oil, Gas & Consumable Fuels		5,083,865

Personal Products – 0.1%

Estee Lauder Cos., Inc. (The) Class A	1,503	283,586

Pharmaceuticals – 3.8%

Bristol-Myers Squibb Co.	14,680	863,184

Eli Lilly & Co.	7,509	1,232,828

Johnson & Johnson	22,777	3,203,129

Merck & Co., Inc.	20,655	1,597,251

Mylan N.V.*	3,457	55,589

Pfizer, Inc.	47,334	1,547,822

Zoetis, Inc.	4,136	566,797

Total Pharmaceuticals		9,066,600

Professional Services – 0.3%

CoStar Group, Inc.*	224	159,190

Equifax, Inc.	702	120,660

IHS Markit Ltd.	3,283	247,867

TransUnion	858	74,680

Verisk Analytics, Inc.	1,325	225,515

Total Professional Services		827,912

Real Estate Management & Development – 0.0%

CBRE Group, Inc. Class A*	2,368	107,081

Road & Rail – 1.1%

CSX Corp.	7,008	488,738

Kansas City Southern	821	122,567

Norfolk Southern Corp.	2,388	419,261

Old Dominion Freight Line, Inc.	700	118,713

Uber Technologies, Inc.*	12,171	378,275

Union Pacific Corp.	6,775	1,145,449

Total Road & Rail		2,673,003

Semiconductors & Semiconductor Equipment – 4.3%

Advanced Micro Devices, Inc.*	9,823	516,788

Analog Devices, Inc.	3,354	411,334

Applied Materials, Inc.	8,808	532,444

Broadcom, Inc.	2,573	812,064

Intel Corp.	37,681	2,254,454

KLA Corp.	936	182,033

Lam Research Corp.	1,010	326,695

Marvell Technology Group Ltd.	4,666	163,590

Maxim Integrated Products, Inc.	2,646	160,374

Microchip Technology, Inc.	2,025	213,253

Micron Technology, Inc.*	9,811	505,463

NVIDIA Corp.	4,903	1,862,699

QUALCOMM, Inc.	10,153	926,055

Skyworks Solutions, Inc.	1,092	139,623

Teradyne, Inc.	984	83,158

Texas Instruments, Inc.	8,043	1,021,220

Xilinx, Inc.	1,736	170,805

Total Semiconductors & Semiconductor Equipment		10,282,052

Software – 8.7%

Adobe, Inc.*	3,672	1,598,458

ANSYS, Inc.*	624	182,040

Atlassian Corp. PLC Class A*	402	72,469

Autodesk, Inc.*	1,640	392,272

Cadence Design Systems, Inc.*	2,414	231,647

Citrix Systems, Inc.	1,321	195,389

DocuSign, Inc.*	1,021	175,826

Fortinet, Inc.*	935	128,347

Guidewire Software, Inc.*	456	50,548

Intuit, Inc.	1,861	551,210

Microsoft Corp.	65,448	13,319,323

NortonLifeLock, Inc.	5,830	115,609

Oracle Corp.	17,633	974,576

Palo Alto Networks, Inc.*	702	161,228

Paycom Software, Inc.*	240	74,335

salesforce.com, Inc.*	7,032	1,317,305

ServiceNow, Inc.*	1,255	508,350

Splunk, Inc.*	1,092	216,980

SS&C Technologies Holdings, Inc.	1,659	93,700

Synopsys, Inc.*	1,016	198,120

Tyler Technologies, Inc.*	155	53,766

VMware, Inc. Class A*	294	45,529

Workday, Inc. Class A*	1,162	217,712

Total Software		20,874,739

Specialty Retail – 2.1%

Advance Auto Parts, Inc.	667	95,014

AutoZone, Inc.*	156	175,987

Best Buy Co., Inc.	1,948	170,002

Burlington Stores, Inc.*	149	29,343

CarMax, Inc.*	1,150	102,982

Home Depot, Inc. (The)	8,887	2,226,282

Lowe’s Cos., Inc.	6,540	883,685

O’Reilly Automotive, Inc.*	623	262,700

Ross Stores, Inc.	2,541	216,595

Tiffany & Co.	1,248	152,181

TJX Cos., Inc. (The)	11,520	582,451

Tractor Supply Co.	1,014	133,635

Ulta Beauty, Inc.*	292	59,399

Total Specialty Retail		5,090,256

Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	35,484	12,944,563

Dell Technologies, Inc. Class C*	2,168	119,110

Hewlett Packard Enterprise Co.	9,135	88,884

HP, Inc.	10,866	189,394

NetApp, Inc.	1,871	83,016

Seagate Technology PLC	2,916	141,164

Western Digital Corp.	2,632	116,203

Total Technology Hardware, Storage & Peripherals		13,682,334

Textiles, Apparel & Luxury Goods – 0.6%

lululemon athletica, Inc.*	779	243,056

NIKE, Inc. Class B	11,419	1,119,633

VF Corp.	2,327	141,807

Total Textiles, Apparel & Luxury Goods		1,504,496

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree 90/60 U.S. Balanced Fund (NTSX)

June 30, 2020

Investments	Shares	Value

Tobacco – 0.7%

Altria Group, Inc.	16,208	$636,164

Philip Morris International, Inc.	13,437	941,396

Total Tobacco		1,577,560

Trading Companies & Distributors – 0.2%

Fastenal Co.	6,470	277,175

United Rentals, Inc.*	756	112,674

W.W. Grainger, Inc.	308	96,761

Total Trading Companies & Distributors		486,610

Water Utilities – 0.1%

American Water Works Co., Inc.	1,162	149,503

Essential Utilities, Inc.	862	36,411

Total Water Utilities		185,914

Wireless Telecommunication Services – 0.1%

T-Mobile U.S., Inc.*	3,021	$314,637
Total United States		213,146,850
TOTAL COMMON STOCKS (Cost: $191,708,580)		215,276,643

	Principal Amount

U.S. GOVERNMENT OBLIGATIONS – 0.8%

U.S. Treasury Bill – 0.8%
0.15%, 2/25/21(a)(b)
(Cost: $1,899,131)	$1,901,000	1,899,107

RIGHTS – 0.0%

United States – 0.0%

T-Mobile U.S., Inc., expiring 7/27/20* (Cost: $1,118)	3,021	507

TOTAL INVESTMENTS IN SECURITIES – 91.0% (Cost: $193,608,829)		217,176,257

Other Assets less Liabilities – 9.0%		21,502,876

NET ASSETS – 100.0%		$238,679,133
*	Non-income producing security.

(a)	Interest rate shown reflects the yield to maturity at the time of purchase.

(b)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $1,899,107 as of June 30, 2020.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	129	9/30/20	$28,486,828	$2,766
5 Year U.S. Treasury Note	222	9/30/20	27,914,766	60,852

10 Year U.S. Treasury Note	201	9/21/20	27,973,547	58,945

U.S. Treasury Long Bond	157	9/21/20	28,034,312	9,375
Ultra 10 Year U.S. Treasury Note	178	9/21/20	28,032,219	88,492
			$140,441,672	$220,430

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$215,276,643	$—	$—	$215,276,643
U.S. Government Obligations	—	1,899,107	—	1,899,107
Rights	507	—	—	507
Total Investments in Securities	$215,277,150	$1,899,107	$—	$217,176,257
Financial Derivative Instruments
Futures Contracts[1]	220,430	—	—	220,430
Total – Net	$215,497,580	$1,899,107	$—	$217,396,687

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2020

Investments	Shares	Value

COMMON STOCKS – 99.8%

Canada – 2.6%

IT Services – 2.6%

Shopify, Inc. Class A*	11,653	$11,061,027

Israel – 2.7%

IT Services – 2.7%

Wix.com Ltd.*	44,476	11,395,641

United States – 94.5%

Health Care Technology – 2.1%

Veeva Systems, Inc. Class A*	38,034	8,915,930

IT Services – 14.0%

Fastly, Inc. Class A*(a)	263,750	22,453,039

Okta, Inc.*	45,749	9,160,322

PayPal Holdings, Inc.*	50,555	8,808,198

Square, Inc. Class A*	71,734	7,527,766

Twilio, Inc. Class A*(a)	49,629	10,889,595

Total IT Services		58,838,920

Software – 78.4%

2U, Inc.*(a)	246,124	9,342,867

Adobe, Inc.*	16,402	7,139,955

Anaplan, Inc.*	95,350	4,320,308

Appfolio, Inc. Class A*	45,320	7,374,017

Atlassian Corp. PLC Class A*	41,876	7,548,986

Avalara, Inc.*	68,694	9,142,484

Blackline, Inc.*(a)	92,455	7,665,444

Box, Inc. Class A*	377,735	7,841,779

Cloudflare, Inc. Class A*(a)	288,782	10,381,713

Coupa Software, Inc.*(a)	37,128	10,285,941

Crowdstrike Holdings, Inc. Class A*	100,184	10,047,453

Datadog, Inc. Class A*	133,511	11,608,781

DocuSign, Inc.*	68,693	11,829,622

Domo, Inc. Class B*(a)	222,810	7,167,798

Dropbox, Inc. Class A*	269,795	5,873,437

Elastic N.V.*(a)	83,336	7,684,413

Everbridge, Inc.*(a)	57,016	7,888,734

Five9, Inc.*	83,347	9,224,012

HubSpot, Inc.*(a)	32,813	7,361,597

j2 Global, Inc.(a)	60,636	3,832,802

Medallia, Inc.*(a)	199,461	5,034,396

Mimecast Ltd.*	129,988	5,415,300

New Relic, Inc.*	102,000	7,027,800

Pagerduty, Inc.*(a)	290,206	8,305,696

Paycom Software, Inc.*	19,899	6,163,317

Paylocity Holding Corp.*	43,194	6,301,573

Pluralsight, Inc. Class A*	302,888	5,467,128

Proofpoint, Inc.*	49,230	5,470,438

Q2 Holdings, Inc.*(a)	71,251	6,112,623

Qualys, Inc.*	66,536	6,921,075

RealPage, Inc.*	98,912	6,430,269

RingCentral, Inc. Class A*	25,904	7,382,899

salesforce.com, Inc.*	31,976	5,990,064

ServiceNow, Inc.*	17,686	7,163,891

Slack Technologies, Inc. Class A*(a)	212,990	6,621,859

Smartsheet, Inc. Class A*	123,092	6,267,845

Tenable Holdings, Inc.*	221,607	6,606,105

Workday, Inc. Class A*	33,245	6,228,783

Workiva, Inc.*	128,299	6,862,713

Yext, Inc.*(a)	366,942	6,094,907

Zendesk, Inc.*	69,532	6,155,668

Zoom Video Communications, Inc. Class A*	59,596	15,109,970

Zscaler, Inc.*	111,851	12,247,684

Zuora, Inc. Class A*	382,678	4,879,144

Total Software		329,823,290
Total United States		397,578,140
TOTAL COMMON STOCKS (Cost: $369,081,939)		420,034,808

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.8%

United States – 9.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 0.13%(b)
(Cost: $41,106,581)	41,106,581	41,106,581

TOTAL INVESTMENTS IN SECURITIES – 109.6% (Cost: $410,188,520)		461,141,389

Other Assets less Liabilities – (9.6)%		(40,370,011)

NET ASSETS – 100.0%		$420,771,378
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2020 (See Note 2). At June 30, 2020, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $61,196,938 and the total market value of the collateral held by the Fund was $62,018,599. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $20,912,018.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2020.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2020 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$420,034,808	$—	$—	$420,034,808
Investment of Cash Collateral for Securities Loaned	—	41,106,581	—	41,106,581
Total Investments in Securities	$420,034,808	$41,106,581	$—	$461,141,389

See Notes to Financial Statements.

82	WisdomTree Trust

Statements of Assets and Liabilities

WisdomTree Trust

June 30, 2020

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
ASSETS:

Investments, at cost	$219,259,389	$45,573,143	$30,537,173	$15,774,985	$37,805,875

Foreign currency, at cost	394,516	140,130	12,981	24,174	—
Investments in securities, at value[1,2] (Note 2)	202,641,015	40,848,377	33,621,128	18,299,578	38,860,532

Cash	328,263	15,573	622	389	1,136,329

Foreign currency, at value	392,996	140,136	12,883	24,174	—

Unrealized appreciation on foreign currency contracts	50,804	4,974	5	—	—

Receivables:
Investment securities sold	11	6,077	11,935	—	—

Dividends	444,600	78,604	105,478	26,863	—

Securities lending income	5,139	3,907	512	—	375

Interest	—	—	—	—	341,301

Foreign tax reclaims	794,659	18,340	486	16,289	—
Total Assets	204,657,487	41,115,988	33,753,049	18,367,293	40,338,537
LIABILITIES:

Unrealized depreciation on foreign currency contracts	1,343,592	303,706	1	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	5,111,419	2,688,939	261,849	—	2,256,163

Investment securities purchased	—	94,242	—	—	—

Advisory fees (Note 3)	57,235	13,691	8,792	4,579	5,006

Service fees (Note 2)	721	141	122	67	123
Total Liabilities	6,512,967	3,100,719	270,764	4,646	2,261,292
NET ASSETS	$198,144,520	$38,015,269	$33,482,285	$18,362,647	$38,077,245
NET ASSETS:

Paid-in capital	$241,144,293	$47,605,758	$43,398,932	$20,655,689	$37,010,039

Total distributable earnings (loss)	(42,999,773)	(9,590,489)	(9,916,647)	(2,293,042)	1,067,206
NET ASSETS	$198,144,520	$38,015,269	$33,482,285	$18,362,647	$38,077,245
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,800,000	1,450,000	1,200,000	750,000	700,000
Net asset value per share	$25.40	$26.22	$27.90	$24.48	$54.40
[1] Includes market value of securities out on loan of:	$9,617,480	$4,902,610	$702,747	—	$2,243,324
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	83

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

June 30, 2020

	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree U.S. Short- Term High Yield Corporate Bond Fund	WisdomTree 90/60 U.S. Balanced Fund	WisdomTree Cloud Computing Fund
ASSETS:

Investments, at cost	$73,044,730	$20,819,541	$26,939,113	$193,608,829	$410,188,520
Investments in securities, at value[1,2] (Note 2)	71,304,014	21,509,322	25,868,081	217,176,257	461,141,389

Cash	367,037	622,229	362,945	21,526,280	822,454

Receivables:

Investment securities sold	35,164	—	104,488	—	—

Capital shares sold	4,852,555	—	—	—	19,072,721

Dividends	—	—	—	170,479	—

Securities lending income	2,382	217	993	—	3,831

Interest	991,258	164,635	333,749	—	—
Total Assets	77,552,410	22,296,403	26,670,256	238,873,016	481,040,395
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	9,593,738	1,661,425	3,245,178	—	41,106,581

Investment securities purchased	4,858,151	—	—	—	19,060,547

Advisory fees (Note 3)	17,001	3,039	7,377	38,612	100,903

Service fees (Note 2)	196	73	86	849	986

Net variation margin on futures contracts	—	—	—	154,422	—
Total Liabilities	14,469,086	1,664,537	3,252,641	193,883	60,269,017
NET ASSETS	$63,083,324	$20,631,866	$23,417,615	$238,679,133	$420,771,378
NET ASSETS:

Paid-in capital	$65,313,435	$19,945,453	$25,165,458	$215,075,088	$370,426,160

Total distributable earnings (loss)	(2,230,111)	686,413	(1,747,843)	23,604,045	50,345,218
NET ASSETS	$63,083,324	$20,631,866	$23,417,615	$238,679,133	$420,771,378
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,300,000	400,000	500,000	7,800,000	10,800,004
Net asset value per share	$48.53	$51.58	$46.84	$30.60	$38.96
[1] Includes market value of securities out on loan of:	$9,564,013	$1,635,556	$3,200,739	—	$61,196,938
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

84	WisdomTree Trust

Statements of Operations

WisdomTree Trust

For the Year or Period Ended June 30, 2020

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree International ESG Fund	WisdomTree U.S. Corporate Bond Fund
INVESTMENT INCOME:

Dividends[1]	$7,375,947	$1,403,106	$1,649,117	$259,956	$—

Dividends from affiliates (Note 3)	—	—	—	297,323	—

Interest	—	38	27	—	488,603

Non-cash dividends	166,137	11,042	43,412	919	—

Securities lending income (Note 2)	52,561	42,139	6,505	—	1,526
Total investment income	7,594,645	1,456,325	1,699,061	558,198	490,129
EXPENSES:

Advisory fees (Note 3)	942,773	199,016	157,596	142,282	47,413

Service fees (Note 2)	10,370	1,825	2,167	1,205	744
Total expenses	953,143	200,841	159,763	143,487	48,157
Expense waivers (Note 3)	(117,847)	(20,731)	—	(103,062)	(16,933)
Net expenses	835,296	180,110	159,763	40,425	31,224
Net investment income	6,759,349	1,276,215	1,539,298	517,773	458,905
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(19,973,360)	(4,465,442)	(11,723,444)	539,152	80,774

Investment transactions in affiliates (Note 3)	—	—	—	(5,791,675)	—

In-kind redemptions	1,258,520	1,190,021	660,228	665,354	(369,769)

Futures contracts	—	—	51,504	(838)	—

Foreign currency contracts	3,471,648	879,352	(87,473)	133,221	—

Foreign currency related transactions	(38,067)	7,386	65,107	334,450	—

Payment by sub-advisor (Note 3)	289,663	49,940	—	—	—
Net realized loss	(14,991,596)	(2,338,743)	(11,034,078)	(4,120,336)	(288,995)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(19,017,714)	(4,289,652)	1,170,228	2,524,593	880,520

Investment transactions in affiliates (Note 3)	—	—	—	643,957	—

Foreign currency contracts	1,309,765	23,249	4	317,929	—

Translation of assets and liabilities denominated in foreign currencies	12,665	403	(1,893)	769	—
Net increase (decrease) in unrealized appreciation/depreciation	(17,695,284)	(4,266,000)	1,168,339	3,487,248	880,520
Net realized and unrealized gain (loss) on investments	(32,686,880)	(6,604,743)	(9,865,739)	(633,088)	591,525
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(25,927,531)	$(5,328,528)	$(8,326,441)	$(115,315)	$1,050,430
[1] Net of foreign withholding tax of:	$630,332	$119,079	$231,085	$37,187	—

See Notes to Financial Statements.

WisdomTree Trust	85

Statements of Operations (concluded)

WisdomTree Trust

For the Year or Period Ended June 30, 2020

	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short- Term Corporate Bond Fund	WisdomTree U.S. Short- Term High Yield Corporate Bond Fund	WisdomTree 90/60 U.S. Balanced Fund	WisdomTree Cloud Computing Fund[1]
INVESTMENT INCOME:

Dividends[2]	$—	$—	$—	$1,220,099	$1,132

Interest	1,894,754	288,367	1,172,352	3,013	—

Securities lending income (Note 2)	22,253	1,115	13,546	—	10,403
Total investment income	1,917,007	289,482	1,185,898	1,223,112	11,535
EXPENSES:

Advisory fees (Note 3)	161,274	30,989	104,587	137,842	198,089

Service fees (Note 2)	1,478	488	959	3,033	1,937
Total expenses	162,752	31,477	105,546	140,875	200,026
Expense waivers (Note 3)	(33,599)	(11,068)	(21,789)	—	—
Net expenses	129,153	20,409	83,757	140,875	200,026
Net investment income (loss)	1,787,854	269,073	1,102,141	1,082,237	(188,491)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(481,889)	17,782	(593,987)	(2,774,332)	(437,707)

In-kind redemptions	—	—	—	1,920,169	6,525,451

Futures contracts	—	—	—	2,533,804	—
Net realized gain (loss)	(481,889)	17,782	(593,987)	1,679,641	6,087,744
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(2,142,432)	627,761	(1,225,627)	23,192,735	50,952,869

Futures contracts	—	—	—	156,703	—
Net increase (decrease) in unrealized appreciation/depreciation	(2,142,432)	627,761	(1,225,627)	23,349,438	50,952,869
Net realized and unrealized gain (loss) on investments	(2,624,321)	645,543	(1,819,614)	25,029,079	57,040,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(836,467)	$914,616	$(717,473)	$26,111,316	$56,852,122
[1] For the period September 6, 2019 (commencement of operations) through June 30, 2020.
[2] Net of foreign withholding tax of:	—	—	—	$309	—

See Notes to Financial Statements.

86	WisdomTree Trust

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Dynamic Currency Hedged International Equity Fund		WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund		WisdomTree Emerging Markets ESG Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$6,759,349	$8,591,692	$1,276,215	$925,709	$1,539,298	$1,527,708

Net realized gain (loss) on investments, futures contracts, payments by sub-advisor, foreign currency contracts and foreign currency related transactions	(14,991,596)	15,207,638	(2,338,743)	(23,511)	(11,034,078)	(1,170,388)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(17,695,284)	(15,352,082)	(4,266,000)	(1,119,170)	1,168,339	1,697,182
Net increase (decrease) in net assets resulting from operations	(25,927,531)	8,447,248	(5,328,528)	(216,972)	(8,326,441)	2,054,502
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(6,668,730)	(8,264,658)	(1,234,753)	(790,071)	(1,732,870)	(1,392,048)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	26,090,935	79,955,557	23,212,365	20,745,568	15,996,072	15,648,445

Cost of shares redeemed	(47,711,888)	(89,905,000)	(12,674,510)	(3,024,924)	(22,807,795)	—
Net increase (decrease) in net assets resulting from capital share transactions	(21,620,953)	(9,949,443)	10,537,855	17,720,644	(6,811,723)	15,648,445
Net Increase (Decrease) in Net Assets	(54,217,214)	(9,766,853)	3,974,574	16,713,601	(16,871,034)	16,310,899
NET ASSETS:

Beginning of year	$252,361,734	$262,128,587	$34,040,695	$17,327,094	$50,353,319	$34,042,420

End of year	$198,144,520	$252,361,734	$38,015,269	$34,040,695	$33,482,285	$50,353,319
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	8,750,000	9,050,000	1,150,000	550,000	1,600,000	1,100,000

Shares created	950,000	2,850,000	800,000	700,000	500,000	500,000

Shares redeemed	(1,900,000)	(3,150,000)	(500,000)	(100,000)	(900,000)	—
Shares outstanding, end of year	7,800,000	8,750,000	1,450,000	1,150,000	1,200,000	1,600,000

See Notes to Financial Statements.

WisdomTree Trust	87

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International ESG Fund		WisdomTree U.S. Corporate Bond Fund		WisdomTree U.S. High Yield Corporate Bond Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$517,773	$443,074	$458,905	$159,270	$1,787,854	$564,695

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(4,120,336)	276,477	(288,995)	(49,131)	(481,889)	(2,090)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	3,487,248	(986,555)	880,520	377,810	(2,142,432)	430,842
Net increase (decrease) in net assets resulting from operations	(115,315)	(267,004)	1,050,430	487,949	(836,467)	993,447
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(696,978)	(1,206,725)	(463,600)	(157,460)	(1,789,692)	(575,980)

Tax return of capital	—	—	—	—	(2,358)	—
Total distributions to shareholders	(696,978)	(1,206,725)	(463,600)	(157,460)	(1,792,050)	(575,980)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	1,309,671	18,960,415	42,399,291	2,359,600	50,258,393	10,058,537

Cost of shares redeemed	(10,883,686)	(8,474,095)	(10,018,086)	(2,359,600)	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(9,574,015)	10,486,320	32,381,205	—	50,258,393	10,058,537
Net Increase (Decrease) in Net Assets	(10,386,308)	9,012,591	32,968,035	330,489	47,629,876	10,476,004
NET ASSETS:

Beginning of year	$28,748,955	$19,736,364	$5,109,210	$4,778,721	$15,453,448	$4,977,444

End of year	$18,362,647	$28,748,955	$38,077,245	$5,109,210	$63,083,324	$15,453,448
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,200,000	800,000	100,000	100,000	300,000	100,000

Shares created	50,000	800,000	800,000	50,000	1,000,000	200,000

Shares redeemed	(500,000)	(400,000)	(200,000)	(50,000)	—	—
Shares outstanding, end of year	750,000	1,200,000	700,000	100,000	1,300,000	300,000

See Notes to Financial Statements.

88	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. Short-Term Corporate Bond Fund		WisdomTree U.S. Short-Term High Yield Corporate Bond Fund		WisdomTree 90/60 U.S. Balanced Fund

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2020	For the Period August 2, 2018* through June 30, 2019
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$269,073	$123,587	$1,102,141	$643,560	$1,082,237	$63,220

Net realized gain (loss) on investments and futures contracts	17,782	(11,581)	(593,987)	(76,056)	1,679,641	94,277

Net increase (decrease) in unrealized appreciation/depreciation on investments and futures contracts	627,761	150,586	(1,225,627)	158,526	23,349,438	438,420
Net increase (decrease) in net assets resulting from operations	914,616	262,592	(717,473)	726,030	26,111,316	595,917
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(270,700)	(122,743)	(1,094,900)	(640,720)	(1,126,753)	(59,123)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	14,944,762	2,449,872	5,048,702	25,053,118	242,226,200	4,891,593

Cost of shares redeemed	—	(2,449,872)	—	(9,948,021)	(33,960,014)	(103)
Net increase in net assets resulting from capital share transactions	14,944,762	—	5,048,702	15,105,097	208,266,186	4,891,490
Net Increase in Net Assets	15,588,678	139,849	3,236,329	15,190,407	233,250,749	5,428,284
NET ASSETS:

Beginning of period	$5,043,188	$4,903,339	$20,181,286	$4,990,879	$5,428,384	$100

End of period	$20,631,866	$5,043,188	$23,417,615	$20,181,286	$238,679,133	$5,428,384
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	100,000	100,000	400,000	100,000	200,000	4

Shares created	300,000	50,000	100,000	500,000	8,800,000	200,000

Shares redeemed	—	(50,000)	—	(200,000)	(1,200,000)	(4)
Shares outstanding, end of period	400,000	100,000	500,000	400,000	7,800,000	200,000
*	Commencement of operations.

See Notes to Financial Statements.

WisdomTree Trust	89

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

WisdomTree Cloud Computing Fund

For the Period September 6, 2019* through June 30, 2020
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(188,491)

Net realized gain on investments	6,087,744

Net increase in unrealized appreciation/depreciation on investments	50,952,869
Net increase in net assets resulting from operations	56,852,122
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	392,277,785

Cost of shares redeemed	(28,358,629)
Net increase in net assets resulting from capital share transactions	363,919,156
Net Increase in Net Assets	420,771,278
NET ASSETS:

Beginning of period	$100

End of period	$420,771,378
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4

Shares created	11,725,000

Shares redeemed	(925,000)
Shares outstanding, end of period	10,800,004
*	Commencement of operations.

See Notes to Financial Statements.

90	WisdomTree Trust

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International Equity Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$28.84	$28.96	$28.27	$24.26	$24.18
Investment operations:

Net investment income[1]	0.80	1.04	1.00	0.98	0.79

Net realized and unrealized gain (loss)	(3.44)	(0.17)	0.70	4.32	(0.35)
Total from investment operations	(2.64)	0.87	1.70	5.30	0.44
Dividends and distributions to shareholders:

Net investment income	(0.80)	(0.99)	(1.01)	(0.83)	(0.36)

Capital gains	—	—	—	(0.46)	—
Total dividends and distributions to shareholders	(0.80)	(0.99)	(1.01)	(1.29)	(0.36)
Net asset value, end of period	$25.40	$28.84	$28.96	$28.27	$24.26

TOTAL RETURN[2]	(9.34)%[3]	3.11%	6.04%	22.25%	1.82%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$198,145	$252,362	$262,129	$450,964	$243,806

Ratios to average net assets of:

Expenses, net of expense waivers	0.35%	0.35%	0.35%	0.35%	0.35%[4]

Expenses, prior to expense waivers	0.40%	0.40%	0.40%	0.40%	0.40%[4]

Net investment income	2.87%	3.68%	3.33%	3.67%	6.79%[4]
Portfolio turnover rate[5]	17%	26%	15%	27%	28%

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period January 7, 2016* through June 30, 2016
Net asset value, beginning of period	$29.60	$31.50	$30.12	$23.87	$24.24
Investment operations:

Net investment income[1]	0.88	1.12	1.11	0.86	0.52

Net realized and unrealized gain (loss)	(3.39)	(2.29)	0.92	6.18	(0.41)
Total from investment operations	(2.51)	(1.17)	2.03	7.04	0.11
Dividends to shareholders:

Net investment income	(0.87)	(0.73)	(0.65)	(0.79)	(0.48)
Net asset value, end of period	$26.22	$29.60	$31.50	$30.12	$23.87

TOTAL RETURN[2]	(8.70)%[6]	(3.70)%	6.73%	29.80%	0.36%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$38,015	$34,041	$17,327	$3,012	$2,388

Ratios to average net assets of:

Expenses, net of expense waivers	0.43%	0.43%	0.43%	0.43%	0.43%[4]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%	0.48%[4]

Net investment income	3.08%	3.77%	3.41%	3.16%	4.42%[4]
Portfolio turnover rate[5]	25%	55%	95%	75%	50%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.11% lower (Note 3).

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.14% lower (Note 3).

See Notes to Financial Statements.

WisdomTree Trust	91

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets ESG Fund	For the Year Ended June 30, 2020[7]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 7, 2016* through June 30, 2016
Net asset value, beginning of period	$31.47	$30.95	$29.71	$25.63	$24.53
Investment operations:

Net investment income[1]	0.93	1.21	0.96	0.96	0.36

Net realized and unrealized gain (loss)	(3.44)	0.38	1.14	3.96	0.87
Total from investment operations	(2.51)	1.59	2.10	4.92	1.23
Dividends to shareholders:

Net investment income	(1.06)	(1.07)	(0.86)	(0.84)	(0.13)
Net asset value, end of period	$27.90	$31.47	$30.95	$29.71	$25.63

TOTAL RETURN[2]	(8.19)%	5.25%	7.05%[3]	19.46%	5.01%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$33,482	$50,353	$34,042	$11,885	$2,563

Ratios to average net assets of:

Expenses	0.32%	0.32%	0.32%	0.32%	0.32%[4]

Net investment income	3.13%	3.97%	2.91%	3.38%	6.14%[4]
Portfolio turnover rate[5]	130%[7]	26%	22%	15%	4%

WisdomTree International ESG Fund	For the Year Ended June 30, 2020[8]	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period November 3, 2016* through June 30, 2017
Net asset value, beginning of period	$23.96	$24.67	$23.31	$19.63
Investment operations:

Net investment income[1]	0.46	0.49	0.71	0.32

Net realized and unrealized gain	0.73 ^	0.02	1.03	3.52
Total from investment operations	1.19	0.51	1.74	3.84
Dividends and distributions to shareholders:

Net investment income	(0.50)	(0.29)	(0.21)	(0.15)

Capital gains	(0.17)	(0.93)	(0.17)	—

Tax return of capital	—	—	—	(0.01)
Total dividends and distributions to shareholders	(0.67)	(1.22)	(0.38)	(0.16)
Net asset value, end of period	$24.48	$23.96	$24.67	$23.31

TOTAL RETURN[2]	4.88%	2.56%	7.44%	19.61%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$18,363	$28,749	$19,736	$2,331

Ratios to average net assets[6] of:

Expenses, net of expense waivers	0.15%	0.10%	0.10%	0.10%[4]

Expenses, prior to expense waivers	0.52%	0.58%	0.58%	0.58%[4]

Net investment income	1.89%	2.10%	2.87%	2.23%[4]
Portfolio turnover rate[5]	112%[8]	6%	4%	4%
*	Commencement of operations.

^

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree International ESG Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Includes a reimbursement from the sub-advisor for an operational error. Excluding the reimbursement, total return would have been unchanged.

[4]	Annualized.

[5]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The ratio to average net assets do not include net investment income (loss) of investment companies in which the Fund invests.

[7]

The information reflects the investment objective and strategy of the WisdomTree Emerging Markets Dividend Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree Emerging Markets ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[8]

The information reflects the investment objective and strategy of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree International ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

See Notes to Financial Statements.

92	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Corporate Bond Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$51.09	$47.79	$49.88	$50.69	$49.96
Investment operations:

Net investment income[1]	1.42	1.59	1.49	1.36	0.22

Net realized and unrealized gain (loss)	3.37	3.28	(2.02)	(0.63)	0.72
Total from investment operations	4.79	4.87	(0.53)	0.73	0.94
Dividends and distributions to shareholders:

Net investment income	(1.48)	(1.57)	(1.56)	(1.30)	(0.21)

Capital gains	—	—	—	(0.24)	—
Total dividends and distributions to shareholders	(1.48)	(1.57)	(1.56)	(1.54)	(0.21)
Net asset value, end of period	$54.40	$51.09	$47.79	$49.88	$50.69

TOTAL RETURN[2]	9.54%	10.44%	(1.11)%	1.52%	1.89%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$38,077	$5,109	$4,779	$4,988	$5,069

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%	0.18%	0.18%[3]

Expenses, prior to expense waivers	0.28%	0.28%	0.28%	0.28%	0.28%[3]

Net investment income	2.71%	3.29%	3.02%	2.74%	2.50%[3]
Portfolio turnover rate[4]	25%	22%	21%	45%	3%

WisdomTree U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$51.51	$49.77	$52.29	$50.41	$50.19
Investment operations:

Net investment income[1]	2.64	2.84	2.91	2.80	0.47

Net realized and unrealized gain (loss)	(3.00)	1.69	(2.14)	2.24	0.20
Total from investment operations	(0.36)	4.53	0.77	5.04	0.67
Dividends and distributions to shareholders:

Net investment income	(2.62)	(2.75)	(2.89)	(2.79)	(0.45)

Capital gains	—	(0.04)	(0.40)	(0.37)	—

Tax return of capital	(0.00)[5]	—	—	—	—
Total dividends and distributions to shareholders	(2.62)	(2.79)	(3.29)	(3.16)	(0.45)
Net asset value, end of period	$48.53	$51.51	$49.77	$52.29	$50.41

TOTAL RETURN[2]	(0.72)%	9.43%	1.49%	10.23%	1.34%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$63,083	$15,453	$4,977	$5,229	$5,041

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	5.32%	5.68%	5.67%	5.38%	5.31%[3]
Portfolio turnover rate[4]	22%	14%	35%	51%	0%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Trust	93

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$50.43	$49.03	$49.94	$50.20	$49.98
Investment operations:

Net investment income[1]	1.23	1.24	0.98	0.79	0.12

Net realized and unrealized gain (loss)	1.13 ^	1.39	(0.88)	(0.28)	0.21
Total from investment operations	2.36	2.63	0.10	0.51	0.33
Dividends to shareholders:

Net investment income	(1.21)	(1.23)	(1.01)	(0.77)	(0.11)
Net asset value, end of period	$51.58	$50.43	$49.03	$49.94	$50.20

TOTAL RETURN[2]	4.75%	5.44%	0.19%	1.02%	0.66%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$20,632	$5,043	$4,903	$4,994	$5,020

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%	0.18%	0.18%[3]

Expenses, prior to expense waivers	0.28%	0.28%	0.28%	0.28%	0.28%[3]

Net investment income	2.43%	2.50%	1.98%	1.58%	1.35%[3]
Portfolio turnover rate[4]	43%	28%	41%	38%	14%

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Period April 27, 2016* through June 30, 2016
Net asset value, beginning of period	$50.45	$49.91	$51.39	$50.32	$49.95
Investment operations:

Net investment income[1]	2.46	2.66	2.39	2.43	0.51

Net realized and unrealized gain (loss)	(3.61)	0.51	(0.77)	1.60	0.35
Total from investment operations	(1.15)	3.17	1.62	4.03	0.86
Dividends and distributions to shareholders:

Net investment income	(2.46)	(2.63)	(2.38)	(2.42)	(0.49)

Capital gains	—	—	(0.72)	(0.54)	—
Total dividends and distributions to shareholders	(2.46)	(2.63)	(3.10)	(2.96)	(0.49)
Net asset value, end of period	$46.84	$50.45	$49.91	$51.39	$50.32

TOTAL RETURN[2]	(2.34)%	6.54%	3.28%	8.19%	1.73%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$23,418	$20,181	$4,991	$5,139	$5,032

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%	0.38%	0.38%[3]

Expenses, prior to expense waivers	0.48%	0.48%	0.48%	0.48%	0.48%[3]

Net investment income	5.06%	5.34%	4.73%	4.72%	5.66%[3]
Portfolio turnover rate[4]	44%	18%	66%	69%	0%
*	Commencement of operations.

^

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

94	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree 90/60 U.S. Balanced Fund	For the Year Ended June 30, 2020	For the Period August 2, 2018* through June 30, 2019
Net asset value, beginning of period	$27.14	$25.08
Investment operations:

Net investment income[1]	0.45	0.38

Net realized and unrealized gain	3.39	2.01
Total from investment operations	3.84	2.39
Dividends and distributions to shareholders:

Net investment income	(0.27)	(0.33)

Capital gains	(0.11)	—
Total dividends and distributions to shareholders	(0.38)	(0.33)
Net asset value, end of period	$30.60	$27.14

TOTAL RETURN[2]	14.25%	9.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$238,679	$5,428

Ratios to average net assets of:

Expenses	0.20%	0.20%[3]

Net investment income	1.57%	1.68%[3]
Portfolio turnover rate[4]	13%	11%

WisdomTree Cloud Computing Fund	For the Period September 6, 2019* through June 30, 2020
Net asset value, beginning of period	$25.06
Investment operations:

Net investment loss[1]	(0.11)

Net realized and unrealized gain	14.01
Total from investment operations	13.90
Net asset value, end of period	$38.96

TOTAL RETURN[2]	55.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$420,771

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment loss	(0.43)%[3]
Portfolio turnover rate[4]	8%
*	Commencement of operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for periods less than one year and period excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	95

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Dynamic Currency Hedged International Equity Fund (“Dynamic Currency Hedged International Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	January 7, 2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (“Dynamic Currency Hedged International SmallCap Equity Fund’’ and also referred to herein as ‘‘Currency Hedged Equity Fund’’)	January 7, 2016
WisdomTree Emerging Markets ESG Fund (“Emerging Markets ESG Fund’’) (formerly, WisdomTree Emerging Markets Dividend Fund)	April 7, 2016
WisdomTree International ESG Fund (“International ESG Fund’’) (formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund)	November 3, 2016
WisdomTree U.S. Corporate Bond Fund (“U.S. Corporate Bond Fund’’) (formerly, WisdomTree Fundamental U.S. Corporate Bond Fund)	April 27, 2016
WisdomTree U.S. High Yield Corporate Bond Fund (“U.S. High Yield Corporate Bond Fund’’) (formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund)	April 27, 2016
WisdomTree U.S. Short-Term Corporate Bond Fund (“U.S. Short-Term Corporate Bond Fund’’) (formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund)	April 27, 2016
WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (“U.S. Short-Term High Yield Corporate Bond Fund’’) (formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund)	April 27, 2016
WisdomTree 90/60 U.S. Balanced Fund (“90/60 U.S. Balanced Fund’’)	August 2, 2018
WisdomTree Cloud Computing Fund (“Cloud Computing Fund’’)	September 6, 2019

Each Fund, except the 90/60 U.S. Balanced Fund, Emerging Markets ESG Fund and International ESG Fund seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments’’) or an Index developed by a third party. The 90/60 U.S. Balanced Fund, Emerging Markets ESG Fund and International ESG Fund are actively managed using a model-based approach. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (‘‘WTAM’’), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believes such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g. broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices

96	WisdomTree Trust

Notes to Financial Statements (continued)

rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last quoted sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Foreign currency contracts are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an

WisdomTree Trust	97

Notes to Financial Statements (continued)

event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended June 30, 2020, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, equity futures contracts and interest rate futures contracts during the year or period ended June 30, 2020 and open positions in such derivatives as of June 30, 2020 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at June 30, 2020 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of June 30, 2020, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

98	WisdomTree Trust

Notes to Financial Statements (continued)

As of June 30, 2020, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$50,804	Unrealized depreciation on foreign currency contracts	$1,343,592
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	4,974	Unrealized depreciation on foreign currency contracts	303,706
Emerging Markets ESG Fund
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	5	Unrealized depreciation on foreign currency contracts	1
90/60 U.S. Balanced Fund
Interest rate contracts	Unrealized appreciation on futures contracts*	220,430	Unrealized depreciation on futures contracts*	—
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 101 and 102 for additional information regarding balance sheet location of balances associated with futures contracts.

For the fiscal year or period ended June 30, 2020, the effects of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	$3,471,648	$1,309,765
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	879,352	23,249
Emerging Markets ESG Fund
Foreign exchange contracts	(87,473)	4
Equity contracts	51,504	—
International ESG Fund
Foreign exchange contracts	133,221	317,929
Equity contracts	(838)	—
90/60 U.S. Balanced Fund
Interest rate contracts	2,533,804	156,703

[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from foreign currency contracts
Interest rate contracts	Net realized gain (loss) from futures contracts
Equity contracts	Net realized gain (loss) from futures contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Foreign exchange contracts	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate contracts	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

WisdomTree Trust	99

Notes to Financial Statements (continued)

During the fiscal year or period ended June 30, 2020, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Dynamic Currency Hedged International Equity Fund
Foreign exchange contracts	$154,604,993	$300,826,972	$—
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign exchange contracts	28,306,890	54,500,583	—
Emerging Markets ESG Fund
Equity contracts[1]	—	—	50,853
Foreign exchange contracts	8,016	221,001	—
International ESG Fund
Equity contracts[1]	—	—	6,115
Foreign exchange contracts	13,626,400	27,080,683	—
90/60 U.S. Balanced Fund
Interest rate contracts	—	—	44,490,086
[1]	The volume of derivative activity for the period is based on intra-month balances.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (net of foreign taxes withheld, if any) is recognized on the ex-dividend date or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized at the fair value of securities received on the ex-dividend date or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), net of any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e. securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net increase (decrease) in unrealized appreciation/depreciation from investment transactions, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in net realized gain (loss) from foreign currency contracts and net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from foreign currency related transactions and/or net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses/Reimbursements — Under the investment advisory agreement for each Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (‘‘Independent Trustees’’); (iv) compensation and expenses of counsel to the Independent

100	WisdomTree Trust

Notes to Financial Statements (continued)

Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (‘‘CCO’’); (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Currency Transactions — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds and, prior to March 16, 2020, the International ESG Fund, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes.

Forward Foreign Currency Contracts — The Currency Hedged Equity Funds utilized forward foreign currency contracts (‘‘Forward Contracts’’) primarily to dynamically offset exposures to foreign currencies consistent with each Fund’s investment objective. The Emerging Markets ESG Fund and the International ESG Fund utilized Forward Contracts to facilitate foreign security settlements. Prior to March 16, 2020, the International ESG Fund was known as the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (the “Former Fund”) and primarily utilized Forward Contracts to dynamically offset exposure to foreign currencies consistent with the Former Fund’s investment objective. A Forward Contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades. However, if a Fund is in an unrealized loss position on a Forward Contract, it may be required to pledge collateral (or additional collateral) to the counterparty. If a Fund is in an unrealized gain position on a Forward Contract, it may receive collateral from the counterparty.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds and included in net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts on the Statements of Operations. Realized gains and losses on Forward Contracts include net gains or losses recognized by the Funds on contracts which have settled are included in net realized gain (loss) from foreign currency contracts on the Statements of Operations.

Futures Contracts — The 90/60 U.S. Balanced Fund utilized interest rate futures contracts to obtain long exposure to U.S. Treasury obligations consistent with its investment objective. The Emerging Markets ESG Fund and International ESG Fund utilized equity futures contracts on a temporary basis during the fiscal year to obtain market exposure consistent with their investment objectives during each Fund’s periodic portfolio rebalance. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, will “cover” its position in a manner consistent with the 1940 Act or the

WisdomTree Trust	101

Notes to Financial Statements (continued)

rules and SEC interpretations thereunder. This will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities.

As of June 30, 2020, there were no open equity futures contracts held by the Emerging Markets ESG Fund or the International ESG Fund. As of June 30, 2020, open interest rate futures contracts held by the 90/60 U.S. Balanced Fund are shown in the Fund’s Schedule of Investments.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower.

Master Netting Arrangements — FASB ASC Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as Forward Contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the

102	WisdomTree Trust

Notes to Financial Statements (continued)

collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.

Each Fund’s futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts are excluded from the netting table herein.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of June 30, 2020, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted
Dynamic Currency Hedged International Equity Fund
Securities Lending	$9,617,480	$—	$(9,617,480)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	50,804	(31,336)	—	19,468	1,343,592	(31,336)	—	1,312,256
Dynamic Currency Hedged International SmallCap Equity Fund
Securities Lending	4,902,610	—	(4,902,610)[1]	—	—	—	—	—
Foreign Currency Contracts	4,974	(4,974)	—	—	303,706	(4,974)	—	298,732
Emerging Markets ESG Fund
Securities Lending	702,747	—	(702,747)[1]	—	—	—	—	—
Foreign Currency Contracts	5	—	—	5	1	—	—	1
U.S. Corporate Bond Fund
Securities Lending	2,243,324	—	(2,243,324)[1]	—	—	—	—	—
U.S. High Yield Corporate Bond Fund
Securities Lending	9,564,013	—	(9,564,013)[1]	—	—	—	—	—
U.S. Short-Term Corporate Bond Fund
Securities Lending	1,635,556	—	(1,635,556)[1]	—	—	—	—	—
U.S. Short-Term High Yield Corporate Bond Fund
Securities Lending	3,200,739	—	(3,200,739)[1]	—	—	—	—	—
Cloud Computing Fund
Securities Lending	61,196,938	—	(61,196,938)[1]	—	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Emerging Market and Frontier Market Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

WisdomTree Trust	103

Notes to Financial Statements (continued)

The economies of “frontier markets” (e.g., Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, Saudi Arabia, and the United Arab Emirates) generally have lower trading volumes and greater potential for illiquidity and price volatility than more developed markets. These markets have a smaller number of issuers and participants and therefore may also be affected to a greater extent by the actions of a small number of issuers and investors. A significant change in cash flows investing in these markets could have a substantial effect on local stock prices and, therefore, prices of Fund shares. Investments in certain frontier market countries are restricted or controlled to varying extents. At times, these restrictions or controls may limit or prevent foreign investment and/or increase the investment costs and expenses of a Fund. Frontier markets may be subject to greater political instability, threat of war or terrorism and government intervention than more developed markets, including many emerging market economies. Frontier markets generally are not as correlated to global economic cycles as those of more developed countries. These and other factors make investing in the frontier market countries significantly riskier than investing in developed market and emerging market countries.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (‘‘Mellon’’) to provide sub-advisory services to the Funds, except for U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund, U.S. Short-Term Corporate Bond Fund and U.S. Short-Term High Yield Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (‘‘Voya IM’’). Mellon and Voya IM are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

104	WisdomTree Trust

Notes to Financial Statements (continued)

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate (before fee waiver)	Advisory Fee Waiver[1]	Advisory Fee Waiver Expiration Date
Dynamic Currency Hedged International Equity Fund	0.40%	(0.05)%	October 31, 2020
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%	(0.05)%	October 31, 2020
Emerging Markets ESG Fund	0.32%	—	—
International ESG Fund	0.30%[3]	— [4]	—
U.S. Corporate Bond Fund	0.28%	(0.10)%	October 31, 2020
U.S. High Yield Corporate Bond Fund	0.48%	(0.10)%	October 31, 2020
U.S. Short-Term Corporate Bond Fund	0.28%	(0.10)%	October 31, 2020
U.S. Short-Term High Yield Corporate Bond Fund	0.48%	(0.10)%	October 31, 2020
90/60 U.S. Balanced Fund	0.20%	—	—
Cloud Computing Fund[2]	0.45%	—	—
[1]

WTAM has contractually agreed to waive a portion of its advisory fee by the waiver amount listed per annum based on the average daily net assets through the expiration date listed, unless earlier terminated by the Board of Trustees of the Trust for any reason. The dollar amount of contractual fee waivers are included in “Expense waivers” on the Statements of Operations.

[2]	Since the commencement of operations on September 6, 2019.

[3]	Prior to March 16, 2020, the advisory fee rate (before fee waiver) was 0.58% per annum. Effective March 16, 2020, the advisory fee rate (before fee waiver) was reduced to 0.30% per annum.

[4]

Prior to March 16, 2020, WTAM had contractually agreed to waive a portion of its advisory fee in an amount equal to the AFFEs attributable to the Fund’s investments in the Underlying Fund (approximately 0.38% per annum), as well as an additional 0.10% per annum. Effective March 16, 2020, the contractual waiver was terminated in relation to the change in the Fund’s objective and the advisory fee was lowered, as described in footnote 3 above.

During the fiscal year ended June 30, 2020, the Dynamic Currency Hedged International Equity Fund and Dynamic Currency Hedged International SmallCap Equity Fund received a voluntary reimbursement of $289,663 and $49,940, respectively, from Mellon for investment losses on certain foreign exchange transactions. The dollar amount of the reimbursement is shown in the Statements of Operations in “Net realized gain from payment by sub-advisor”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended June 30, 2020, as applicable, are included in an ‘‘Investment in Affiliates’’ supplementary table in each applicable Fund’s Schedule of Investments.

WTAM or its affiliates may from time to time own shares of a Fund. As of and for the fiscal year or period ended June 30, 2020, WTAM held shares of and received distributions from the following Funds which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

Fund	Fund Shares held by WTAM	Market Value of Fund Shares held by WTAM	Dividends and Distributions paid to WTAM on Fund Shares held by WTAM
Dynamic Currency Hedged International Equity Fund	1,192	$30,217	$1,341
Dynamic Currency Hedged International SmallCap Equity Fund	—	—	6
Emerging Markets ESG Fund	—	—	440
International ESG Fund	169	4,144	38
U.S. Corporate Bond Fund	40	2,181	132
U.S. High Yield Corporate Bond Fund	380	18,498	821
U.S. Short-Term Corporate Bond Fund	253	13,084	324
U.S. Short-Term High Yield Corporate Bond Fund	65	3,049	152
90/60 U.S. Balanced Fund	155	4,738	87

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2020, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of

WisdomTree Trust	105

Notes to Financial Statements (continued)

securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended June 30, 2020 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

			In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales
Dynamic Currency Hedged International Equity Fund	$44,986,208	$39,569,610	$22,157,624	$43,917,423
Dynamic Currency Hedged International SmallCap Equity Fund	11,960,936	10,085,123	21,926,144	11,930,388
Emerging Markets ESG Fund	61,760,795	62,268,056	4,946,874	11,219,972
International ESG Fund	30,861,892	30,521,562	1,295,905	10,647,516
U.S. Corporate Bond Fund	4,467,538	4,550,382	40,467,325	9,893,123
U.S. High Yield Corporate Bond Fund	7,556,762	7,797,145	49,374,903	—
U.S. Short-Term Corporate Bond Fund	4,744,282	5,014,059	13,931,763	—
U.S. Short-Term High Yield Corporate Bond Fund	9,248,733	9,500,844	4,963,252	—
90/60 U.S. Balanced Fund	12,798,309	9,105,439	214,968,656	30,395,296
Cloud Computing Fund[1]	6,405,419	7,476,781	387,074,715	23,009,157
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

6. FEDERAL INCOME TAXES

At June 30, 2020, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Dynamic Currency Hedged International Equity Fund	$221,012,499	$16,032,324	$(34,403,808)	$(18,371,484)	$1,734	$(56,012)	$(54,278)	$(18,425,762)
Dynamic Currency Hedged International SmallCap Equity Fund	45,763,226	2,490,028	(7,404,877)	(4,914,849)	187	(13,559)	(13,372)	(4,928,221)
Emerging Markets ESG Fund	31,152,892	3,763,831	(1,295,595)	2,468,236	5	(1)	4	2,468,240
International ESG Fund	15,781,142	2,622,752	(104,316)	2,518,436	—	—	—	2,518,436
U.S. Corporate Bond Fund	37,805,875	1,104,729	(50,072)	1,054,657	—	—	—	1,054,657
U.S. High Yield Corporate Bond Fund	73,050,146	532,532	(2,278,664)	(1,746,132)	—	—	—	(1,746,132)
U.S. Short-Term Corporate Bond Fund	20,819,541	693,829	(4,048)	689,781	—	—	—	689,781
U.S. Short-Term High Yield Corporate Bond Fund	26,939,113	156,014	(1,227,046)	(1,071,032)	—	—	—	(1,071,032)
90/60 U.S. Balanced Fund	193,940,426	24,268,850	(1,033,019)	23,235,831	—	—	—	23,235,831
Cloud Computing Fund	410,250,121	52,509,295	(1,618,027)	50,891,268	—	—	—	50,891,268
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

106	WisdomTree Trust

Notes to Financial Statements (continued)

At June 30, 2020, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/ (Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
Dynamic Currency Hedged International Equity Fund	$965,877	$(25,555,659)	$(18,425,762)	$15,771	$(42,999,773)
Dynamic Currency Hedged International SmallCap Equity Fund	258,728	(4,921,682)	(4,928,221)	686	(9,590,489)
Emerging Markets ESG Fund	102,974	(12,486,752)	2,468,240	(1,109)	(9,916,647)
International ESG Fund	58,410	(4,870,662)	2,518,436	774	(2,293,042)
U.S. Corporate Bond Fund	5,557	6,992	1,054,657	—	1,067,206
U.S. High Yield Corporate Bond Fund	—	(483,979)	(1,746,132)	—	(2,230,111)
U.S. Short-Term Corporate Bond Fund	67	(3,435)	689,781	—	686,413
U.S. Short-Term High Yield Corporate Bond Fund	12,064	(688,875)	(1,071,032)	—	(1,747,843)
90/60 U.S. Balanced Fund	118,295	249,919	23,235,831	—	23,604,045
Cloud Computing Fund	—	(546,050)	50,891,268	—	50,345,218

The tax character of distributions paid during the fiscal years or periods ended June 30, 2020 and June 30, 2019, was as follows:

	Year or Periods Ended June 30, 2020			Year or Periods Ended June 30, 2019

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains
Dynamic Currency Hedged International Equity Fund	$6,668,730	$—	$—	$8,264,658		$—
Dynamic Currency Hedged International SmallCap Equity Fund	1,234,753	—	—	790,071		—
Emerging Markets ESG Fund	1,732,870	—	—	1,392,048		—
International ESG Fund	622,016	74,962	—	626,950		579,775
U.S. Corporate Bond Fund	463,600	—	—	157,460		—
U.S. High Yield Corporate Bond Fund	1,789,692	—	2,358	568,477		7,503
U.S. Short-Term Corporate Bond Fund	270,700	—	—	122,743		—
U.S. Short-Term High Yield Corporate Bond Fund	1,094,900	—	—	640,720		—
90/60 U.S. Balanced Fund	1,013,157	113,596	—	59,123	[1]	—	[1]
Cloud Computing Fund[2]	—	—	—	—		—
*	Includes short-term capital gains, if any.
[1]	For the period August 2, 2018 (commencement of operations) through June 30, 2019.
[2]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

At June 30, 2020, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the below table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Dynamic Currency Hedged International Equity Fund	$6,441,051	$19,114,608	$25,555,659
Dynamic Currency Hedged International SmallCap Equity Fund	3,660,822	1,260,860	4,921,682
Emerging Markets ESG Fund	7,770,276	4,716,476	12,486,752
International ESG Fund	—	—	—
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	403,910	80,069	483,979
U.S. Short-Term Corporate Bond Fund	3,435	—	3,435
U.S. Short-Term High Yield Corporate Bond Fund	350,743	338,132	688,875
90/60 U.S. Balanced Fund	—	—	—
Cloud Computing Fund	367,946	—	367,946

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

WisdomTree Trust	107

Notes to Financial Statements (continued)

During the fiscal year or period ended June 30, 2020, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Late Year Ordinary Loss	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Dynamic Currency Hedged International Equity Fund	$—	$—	$—
Dynamic Currency Hedged International SmallCap Equity Fund	—	—	—
Emerging Markets ESG Fund	—	—	—
International ESG Fund	—	1,623,870	3,246,792
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	—	—	—
U.S. Short-Term Corporate Bond Fund	—	—	—
U.S. Short-Term High Yield Corporate Bond Fund	—	—	—
90/60 U.S. Balanced Fund	—	—	—
Cloud Computing Fund[1]	178,104	—	—
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

During the fiscal year or period ended June 30, 2020, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Dynamic Currency Hedged International Equity Fund	$—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets ESG Fund	—
International ESG Fund	—
U.S. Corporate Bond Fund	66,105
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	17,782
U.S. Short-Term High Yield Corporate Bond Fund	—
90/60 U.S. Balanced Fund	—
Cloud Computing Fund[1]	—
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

At June 30, 2020, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Dynamic Currency Hedged International Equity Fund	$(474,331)	$474,331
Dynamic Currency Hedged International SmallCap Equity Fund	(1,146,303)	1,146,303
Emerging Markets ESG Fund	(634,376)	634,376
International ESG Fund	(665,049)	665,049
U.S. Corporate Bond Fund	369,769	(369,769)
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
U.S. Short-Term High Yield Corporate Bond Fund	—	—
90/60 U.S. Balanced Fund	(1,917,312)	1,917,312
Cloud Computing Fund	(6,506,904)	6,506,904

These differences are primarily due to redemptions-in-kind.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign

108	WisdomTree Trust

Notes to Financial Statements (concluded)

income is earned or capital gains and unrealized appreciation are recorded. As of and during the fiscal year or period ended June 30, 2020, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended June 30, 2020, remains subject to examination by taxing authorities.

7. RECENT ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”) Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates at the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. WTAM is currently evaluating the impact that the adoption of ASU 2020-04 will have on the Trust’s financial statements and related disclosures.

8. ADDITIONAL INFORMATION

A recent outbreak of a respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide have taken aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

WisdomTree Trust	109

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund (formerly, WisdomTree Emerging Markets Dividend Fund), WisdomTree International ESG Fund (formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund), WisdomTree U.S. Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Corporate Bond Fund), WisdomTree U.S. High Yield Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund), WisdomTree U.S. Short-Term Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund), WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund), WisdomTree 90/60 U.S. Balanced Fund and WisdomTree Cloud Computing Fund and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund (formerly, WisdomTree Emerging Markets Dividend Fund), WisdomTree International ESG Fund (formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund), WisdomTree U.S. Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Corporate Bond Fund), WisdomTree U.S. High Yield Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. High Yield Corporate Bond Fund), WisdomTree U.S. Short-Term Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund), WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund), WisdomTree 90/60 U.S. Balanced Fund and WisdomTree Cloud Computing Fund (collectively referred to as the “Funds”), (ten of the funds constituting WisdomTree Trust (the “Trust”)) including the schedules of investments, as of June 30, 2020, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting WisdomTree Trust) at June 30, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
WisdomTree Dynamic Currency Hedged International Equity Fund WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the four years in the period ended June 30, 2020 and the period from January 7, 2016 (commencement of operations) through June 30, 2016
WisdomTree Emerging Markets ESG Fund (formerly, WisdomTree Emerging Markets Dividend Fund)	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the four years in the period ended June 30, 2020 and the period from April 7, 2016 (commencement of operations) through June 30, 2016
WisdomTree International ESG Fund (formerly, WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund)	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the three years in the period ended June 30, 2020 and the period from November 3, 2016 (commencement of operations) through June 30, 2017

WisdomTree U.S. Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Corporate Bond Fund)

WisdomTree U.S. High Yield Corporate Bond Fund (formerly,

WisdomTree Fundamental U.S. High Yield Corporate Bond Fund)

WisdomTree U.S. Short-Term Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund)

WisdomTree U.S. Short-Term High Yield Corporate Bond Fund (formerly, WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund)

	For the year ended June 30, 2020	For each of the two years in the period ended June 30, 2020	For each of the four years in the period ended June 30, 2020 and the period from April 27, 2016 (commencement of operations) through June 30, 2016
WisdomTree 90/60 U.S. Balanced Fund	For the year ended June 30, 2020	For the year ended June 30, 2020 and the period from August 2, 2018 (commencement of operations) through June 30, 2019
WisdomTree Cloud Computing Fund	For the period from September 6, 2019 (commencement of operations) through June 30, 2020

110	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

August 20, 2020

WisdomTree Trust	111

Liquidity Risk Management Program (unaudited)

Effective June 1, 2019, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interests of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment adviser to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to June 30, 2020, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Fund maintains sufficient highly liquid assets to meet expected Fund redemptions.

112	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	66	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust
David G. Chrencik* (1948)	Trustee, 2014- present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	66	Trustee, Vericimetry Funds (2011 to 2014).

Joel Goldberg**, *** (1945)	Trustee, 2012- present	Attorney, Partner, Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	66	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	66	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014- present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	66	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board, 2006- present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	66	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame (2001- 2016).

WisdomTree Trust	113

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management since 2005; President, WisdomTree Investments, Inc. and WisdomTree Asset Management from 2012 to 2019.	66	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.

David Castano***** (1971)	Treasurer, 2013- present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	66	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer, WisdomTree Asset Management since 2012; Senior Compliance Officer, WisdomTree Asset Management since 2011.	66	None

Ryan Louvar***** (1972)	Secretary and Chief Legal Officer, 2013- present	General Counsel, WisdomTree Asset Management since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	66	None

Joanne Antico***** (1975)	Assistant Secretary, 2018- present	Assistant General Counsel, WisdomTree Asset Management since 2016; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	66	None

Clint Martin***** (1977)	Assistant Treasurer, 2015- present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	66	None

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

114	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended June 30, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended June 30, 2020, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dynamic Currency Hedged International Equity Fund	$6,207,674
Dynamic Currency Hedged International SmallCap Equity Fund	1,141,098
Emerging Markets ESG Fund	1,056,099
International ESG Fund	531,494
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
U.S. Short-Term High Yield Corporate Bond Fund	—
90/60 U.S. Balanced Fund	1,013,157
Cloud Computing Fund[1]	—
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended June 30, 2020 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
Dynamic Currency Hedged International Equity Fund	0.00%	0.00%
Dynamic Currency Hedged International SmallCap Equity Fund	0.00%	0.00%
Emerging Markets ESG Fund	0.00%	0.00%
International ESG Fund	100.00%	0.00%
U.S. Corporate Bond Fund	0.00%	100.00%
U.S. High Yield Corporate Bond Fund	0.00%	100.00%
U.S. Short-Term Corporate Bond Fund	0.00%	100.00%
U.S. Short-Term High Yield Corporate Bond Fund	0.00%	100.00%
90/60 U.S. Balanced Fund	100.00%	0.00%
Cloud Computing Fund[1]	0.00%	0.00%
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

The following represents the percentage of dividends paid during the fiscal year or period ended June 30, 2020, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dynamic Currency Hedged International Equity Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	0.41%
Emerging Markets ESG Fund	—
International ESG Fund	0.06%
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
U.S. Short-Term High Yield Corporate Bond Fund	—
90/60 U.S. Balanced Fund	91.72%
Cloud Computing Fund[1]	—
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

WisdomTree Trust	115

Supplemental Information (unaudited) (concluded)

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended June 30, 2020. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Dynamic Currency Hedged International Equity Fund	$7,339,163	$453,916
Dynamic Currency Hedged International SmallCap Equity Fund	1,349,980	91,052
Emerging Markets ESG Fund	1,767,021	212,067
International ESG Fund	568,167	58,216
U.S. Corporate Bond Fund	—	—
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
U.S. Short-Term High Yield Corporate Bond Fund	—	—
90/60 U.S. Balanced Fund	—	—
Cloud Computing Fund[1]	—	—
[1]	For the period September 6, 2019 (commencement of operations) through June 30, 2020.

116	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Previously, the Funds were required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Beginning in April 2019, the Funds ceased filing Form N-Q and commenced filing Form N-PORT. Part F of each Fund’s Form N-PORT filings for the first and third fiscal quarters contain the complete schedule of portfolio holdings in the same manner as previously filed on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	117

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. While the Fixed Income Funds attempt to limit credit and counterparty exposure, the value of an investment in the Funds may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

WisdomTree Trust

245 Park Avenue, 35th Floor

New York, NY 10167

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S. only.

WTGM-3813

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $323,208 for 2020 and $374,142 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $133,161 for 2020 and $149,895 for 2019.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2019.

(e)(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $133,161 for 2020 and $149,895 for 2019.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)
Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)
Date: August 28, 2020

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)
Date: August 28, 2020